                                                   Registration Nos. 333-102300
                                                                      811-06366

      As filed with the Securities and Exchange Commission on May 2, 2011

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-effective Amendment No. [  ]

                       Post-Effective Amendment No. [12]

                                    and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. [25]

        AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
               Depositor's Telephone Number, including Area Code

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                        175 Water Street, 18/th/ Floor
                           New York, New York 10038

                                (212) 770-7000
               Guarantor's Telephone Number, including Area Code

                             Lauren W. Jones, Esq.
                       Vice President and Chief Counsel
                     American General Life Companies, LLC
                           2929 Allen Parkway, AT-30
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering:     Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)

     [X] on May 2, 2011 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER II                         .  Fidelity(R) VIP Index 500
FLEXIBLE PREMIUM VARIABLE                 Portfolio - Initial Class
UNIVERSAL LIFE INSURANCE POLICIES
issued by                              .  Fidelity(R) VIP Investment Grade
AMERICAN GENERAL LIFE INSURANCE           Bond Portfolio - Initial Class
COMPANY
through its Separate Account VUL-2     .  Fidelity(R) VIP Money Market
                                          Portfolio - Initial Class
      THIS PROSPECTUS IS DATED
             MAY 2, 2011               .  Fidelity(R) VIP Overseas Portfolio
                                          - Initial Class
This prospectus describes
EquiBuilder II flexible premium        .  MFS(R) VIT Core Equity Series -
variable universal life insurance         Initial Class
policies (the "Policy" or "Policies")
issued by American General Life        .  MFS(R) VIT Growth Series - Initial
Insurance Company ("AGL").                Class
EquiBuilder II Policies are designed
to provide life insurance coverage     .  MFS(R) VIT Investors Trust Series
with flexibility in death benefits,       - Initial Class
premium payments and investment
choices. We use "you" and "your" to    .  MFS(R) VIT Research Series -
refer to an EquiBuilder II Policy         Initial Class
Owner. AGL no longer sells
EquiBuilder II Policies.               .  MFS(R) VIT Total Return Series -
                                          Initial Class
We deposit your net premium in your
Policy Account. You may allocate       .  MFS(R) VIT Utilities Series -
amounts to our Guaranteed Interest        Initial Class
Division (which is part of our
General Account and pays interest at   Each of these Funds is available
a declared rate) or to one or more of  through a variable investment
the variable investment divisions of   division.
Separate Account VUL-2 (the "Separate
Account"), or both. (For the first     EQUIBUILDER II POLICIES ARE NOT
fifteen days after we issue your       INSURED BY THE FDIC, THE FEDERAL
Policy, we require premiums to be      RESERVE BOARD OR ANY SIMILAR AGENCY.
invested in the Fidelity VIP Money     THEY ARE NOT A DEPOSIT OR OTHER
Market division.)                      OBLIGATION OF, NOR ARE THEY
                                       GUARANTEED OR ENDORSED BY, ANY BANK
The variable investment divisions      OR DEPOSITORY INSTITUTION. AN
each purchase shares of a              INVESTMENT IN A VARIABLE UNIVERSAL
corresponding portfolio of the         LIFE INSURANCE POLICY IS SUBJECT TO
Fidelity(R) Variable Insurance         INVESTMENT RISKS, INCLUDING POSSIBLE
Products ("Fidelity VIP") or the       LOSS OF PRINCIPAL INVESTED.
MFS(R) Variable Insurance Trust
("MFS(R) VIT") (each available         THERE IS NO GUARANTEED CASH SURRENDER
portfolio referred to in this          VALUE FOR AMOUNTS ALLOCATED TO THE
prospectus as, a "Fund," and           VARIABLE INVESTMENT DIVISIONS.
collectively, the "Funds"). The
prospectuses of the Funds describe     IF THE CASH SURRENDER VALUE (THE CASH
the investment objectives, policies    VALUE REDUCED BY ANY LOAN BALANCE) IS
and risks of each Fund.                INSUFFICIENT TO COVER THE CHARGES DUE
                                       UNDER THE POLICY, THE POLICY MAY
Your investment in the Funds through   TERMINATE WITHOUT VALUE.
the variable investment divisions is
not guaranteed and involves varying    BUYING THIS POLICY MIGHT NOT BE A
degrees of risk. Net premiums and      GOOD WAY OF REPLACING YOUR EXISTING
Policy Account value you direct to     INSURANCE OR ADDING MORE INSURANCE IF
the Guaranteed Interest Division       YOU ALREADY OWN A FLEXIBLE PREMIUM
earns interest at a rate guaranteed    VARIABLE UNIVERSAL LIFE INSURANCE
by us.                                 POLICY. YOU MAY WISH TO CONSULT WITH
                                       YOUR INSURANCE REPRESENTATIVE OR
You should read the prospectuses of    FINANCIAL ADVISER.
the Funds underlying the variable
investment divisions that may          NEITHER THE SEC NOR ANY STATE
interest you. You can request free     SECURITIES COMMISSION HAS APPROVED OR
copies from your AGL representative    DISAPPROVED THESE SECURITIES OR
or from our Administrative Center      PASSED UPON THE ADEQUACY OR ACCURACY
shown under "Contact Information" on   OF THIS PROSPECTUS. ANY
page 5.                                REPRESENTATION TO THE CONTRARY IS A
                                       CRIMINAL OFFENSE.
The Funds available through this
Policy are:                            THE POLICIES ARE NOT AVAILABLE IN ALL
                                       STATES. THIS PROSPECTUS DOES NOT
..  Fidelity(R) VIP Asset Manager/SM/   OFFER THE POLICIES IN ANY
   Portfolio - Initial Class           JURISDICTION WHERE THEY CANNOT BE
                                       LAWFULLY SOLD. YOU SHOULD RELY ONLY
..  Fidelity(R) VIP Asset Manager:      ON THE INFORMATION CONTAINED IN THIS
   Growth(R) Portfolio - Initial Class PROSPECTUS, OR ON SALES MATERIALS WE
                                       HAVE APPROVED OR THAT WE HAVE
..  Fidelity(R) VIP Contrafund(R)       REFERRED YOU TO. WE HAVE NOT
   Portfolio - Initial Class           AUTHORIZED ANYONE TO PROVIDE YOU WITH
                                       INFORMATION THAT IS DIFFERENT.
..  Fidelity(R) VIP Equity-Income
   Portfolio - Initial Class           THIS PROSPECTUS GENERALLY DESCRIBES
                                       ONLY THE VARIABLE PORTION OF THE
..  Fidelity(R) VIP Growth Portfolio -  POLICY, EXCEPT WHERE THE GUARANTEED
   Initial Class                       INTEREST DIVISION IS SPECIFICALLY
                                       MENTIONED.
..  Fidelity(R) VIP High Income
   Portfolio - Initial Class

                               TABLE OF CONTENTS

CONTACT INFORMATION.....................................................  5
POLICY BENEFITS/RISKS SUMMARY...........................................  6
POLICY BENEFITS.........................................................  6
   DEATH BENEFIT........................................................  6
       DEATH BENEFIT PROCEEDS...........................................  6
       DEATH BENEFIT OPTION A AND OPTION B..............................  6
          DEATH BENEFIT OPTION A........................................  6
          DEATH BENEFIT OPTION B........................................  6
   SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS..........  6
       SURRENDERS.......................................................  6
       PARTIAL SURRENDERS...............................................  6
       TRANSFERS........................................................  7
       POLICY LOANS.....................................................  7
   PREMIUMS.............................................................  7
       FLEXIBILITY OF PREMIUMS..........................................  7
       FREE LOOK........................................................  7
   THE POLICY...........................................................  7
       OWNERSHIP RIGHTS.................................................  7
       SEPARATE ACCOUNT.................................................  7
       GUARANTEED INTEREST DIVISION.....................................  7
       POLICY ACCOUNT VALUE.............................................  8
       PAYMENT OPTIONS..................................................  8
       TAX BENEFITS.....................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS.....................................  8
POLICY RISKS............................................................  8
   INVESTMENT RISK......................................................  8
   RISK OF LAPSE........................................................  9
   TAX RISKS............................................................  9
   PARTIAL SURRENDER AND SURRENDER RISKS................................  9
   POLICY LOAN RISKS.................................................... 10
PORTFOLIO RISKS......................................................... 10
TABLES OF CHARGES....................................................... 11
GENERAL INFORMATION..................................................... 15
   AMERICAN GENERAL LIFE INSURANCE COMPANY.............................. 15
   SEPARATE ACCOUNT VUL-2............................................... 16
   GUARANTEE OF INSURANCE OBLIGATIONS................................... 17
   COMMUNICATION WITH AGL............................................... 18
       ADMINISTRATIVE CENTER............................................ 18
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
         TRANSACTIONS................................................... 18
          E-DELIVERY.................................................... 18
          E-SERVICE..................................................... 18
          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND
            WRITTEN TRANSACTIONS........................................ 18
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE........................ 19
       TELEPHONE TRANSACTIONS........................................... 19
       GENERAL.......................................................... 20
   VARIABLE INVESTMENT DIVISIONS........................................ 20
   VOTING RIGHTS OF A POLICY OWNER...................................... 22
   THE GUARANTEED INTEREST DIVISION..................................... 22
   ILLUSTRATIONS........................................................ 23
POLICY FEATURES......................................................... 23

   AGE............................................................... 23
   DEATH BENEFITS.................................................... 23
   MATURITY BENEFIT.................................................. 25
   POLICY ISSUANCE INFORMATION....................................... 25
   RIGHT TO EXAMINE.................................................. 25
   FLEXIBLE PREMIUM PAYMENTS......................................... 26
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER........... 26
   CHANGES IN EQUIBUILDER II POLICIES................................ 27
   CHANGING THE FACE AMOUNT OF INSURANCE............................. 28
   CHANGING DEATH BENEFIT OPTIONS.................................... 28
   WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT......... 29
   REPORTS TO POLICY OWNERS.......................................... 29
   POLICY PERIODS, ANNIVERSARIES, DATES AND AGES..................... 29
ADDITIONAL BENEFIT RIDERS............................................ 30
   DISABILITY WAIVER BENEFIT RIDER................................... 30
   ACCIDENTAL DEATH BENEFIT RIDER.................................... 31
   CHILDREN'S TERM INSURANCE RIDER................................... 31
   TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER.............. 31
POLICY ACCOUNT TRANSACTIONS.......................................... 31
   E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
     TRANSACTIONS.................................................... 31
   CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES............. 31
   TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS...... 32
   MARKET TIMING..................................................... 32
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
     OBLIGATIONS..................................................... 34
   TRANSFERS FROM THE GUARANTEED INTEREST DIVISION................... 34
   BORROWING FROM THE POLICY ACCOUNT................................. 34
   LOAN REQUESTS..................................................... 35
   POLICY LOAN INTEREST.............................................. 35
   WHEN INTEREST IS DUE.............................................. 35
   REPAYING THE LOAN................................................. 36
   THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT................ 36
   WITHDRAWING MONEY FROM THE POLICY ACCOUNT......................... 37
   SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE.......... 38
POLICY PAYMENTS...................................................... 38
   PAYMENT OPTIONS................................................... 38
       INCOME PAYMENTS FOR A FIXED PERIOD............................ 38
       LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF
         YEARS....................................................... 38
       PROCEEDS AT INTEREST.......................................... 39
       FIXED AMOUNT.................................................. 39
   THE BENEFICIARY................................................... 39
   ASSIGNMENT OF A POLICY............................................ 40
   PAYMENT OF PROCEEDS............................................... 40
   DELAY REQUIRED UNDER APPLICABLE LAW............................... 41
ADDITIONAL RIGHTS THAT WE HAVE....................................... 41
VARIATIONS IN POLICY OR INVESTMENT DIVISION TERMS AND CONDITIONS..... 41
       POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"............... 42
       STATE LAW REQUIREMENTS........................................ 42
       EXPENSES OR RISKS............................................. 42
       UNDERLYING INVESTMENTS........................................ 42
CHARGES UNDER THE POLICY............................................. 42
   TRANSACTION FEES.................................................. 43
       STATUTORY PREMIUM TAXES....................................... 43

       SURRENDER CHARGE (FOR FULL SURRENDERS)..................... 43
       SURRENDER CHARGE (FOR FACE AMOUNT DECREASES)............... 44
       PARTIAL SURRENDER PROCESSING FEE........................... 44
       FACE AMOUNT INCREASE CHARGE................................ 45
       TRANSFERS.................................................. 45
       POLICY OWNER ADDITIONAL ILLUSTRATION CHARGE................ 45
   PERIODIC CHARGES............................................... 45
       ADMINISTRATIVE CHARGE...................................... 45
       COST OF INSURANCE CHARGE................................... 45
       MORTALITY AND EXPENSE RISK CHARGE.......................... 46
       FEES AND EXPENSES AND MONEY MARKET INVESTMENT DIVISION..... 46
       OPTIONAL RIDER CHARGES..................................... 46
   ANNUAL FUND EXPENSES........................................... 46
   ALLOCATION OF POLICY ACCOUNT CHARGES........................... 47
POLICY ACCOUNT VALUE.............................................. 47
   AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS................... 47
   BUSINESS DAY AND CLOSE OF BUSINESS............................. 48
   DETERMINATION OF THE UNIT VALUE................................ 48
POLICY LAPSE AND REINSTATEMENT.................................... 49
   LAPSE OF THE POLICY............................................ 49
   REINSTATEMENT OF THE POLICY.................................... 49
FEDERAL TAX CONSIDERATIONS........................................ 50
       GENERAL.................................................... 50
   TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS................. 50
   OTHER EFFECTS OF POLICY CHANGES................................ 51
   RIDER BENEFITS................................................. 52
   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
     MODIFIED ENDOWMENT CONTRACT.................................. 52
   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
     MODIFIED ENDOWMENT CONTRACT.................................. 52
   POLICY LAPSES AND REINSTATEMENTS............................... 53
   DIVERSIFICATION AND INVESTOR CONTROL........................... 53
   ESTATE AND GENERATION SKIPPING TAXES........................... 54
   LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS.................... 54
   PENSION AND PROFIT-SHARING PLANS............................... 55
   OTHER EMPLOYEE BENEFIT PROGRAMS................................ 56
   ERISA.......................................................... 56
   OUR TAXES...................................................... 56
   WHEN WE WITHHOLD INCOME TAXES.................................. 56
   TAX CHANGES.................................................... 57
LEGAL PROCEEDINGS................................................. 57
FINANCIAL STATEMENTS.............................................. 57
REGISTRATION STATEMENTS........................................... 57
DEFINITIONS....................................................... 58

                                            CONTACT INFORMATION
ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE EQUIBUILDER II POLICIES.

ADMINISTRATIVE CENTER:                                      HOME OFFICE:              PREMIUM PAYMENTS:
----------------------                                -------------------------- ----------------------------

(EXPRESS DELIVERY)         (U.S. MAIL)                2727-A Allen Parkway       (EXPRESS DELIVERY)
VUL Administration         VUL Administration         Houston, Texas 77019-2191  Payment Processing Center
2727-A Allen Parkway       P. O. Box 4880             1-713-831-3443             8430 W. Bryn Mawr Avenue
Houston, Texas 77019-2191  Houston, Texas 77210-4880  1-800-340-2765             3/rd/ Floor Lockbox 0993
1-713-831-3443,                                                                  Chicago, IL 60631
1-800-340-2765                                                                   (U.S. MAIL)
(Hearing Impaired)                                                               Payment Processing Center
1-888-436-5256                                                                   P.O. Box 0993
Fax: 1-713-620-6653                                                              Carol Stream, IL 60132-0993
(EXCEPT PREMIUM PAYMENTS)

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 58 of this prospectus define certain words and phrases used in this prospectus.

   AGL no longer sells EquiBuilder II Policies.

                                POLICY BENEFITS

   You may currently allocate your Policy Account value among the 16 variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a "Fund," and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

DEATH BENEFIT

    . Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

    . Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

       . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

       . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

   Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 23.

SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

    . Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

    . Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

    . Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

    . Policy Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions - Policy Loan Interest," on page 35. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. Loans may have adverse tax consequences.

PREMIUMS

    . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

    . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or
       (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

THE POLICY

    . Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

    . Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus. The value of your investment division depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline.

    . Guaranteed Interest Division: You may place money in the Guaranteed Interest Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

    . Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

    . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 38.

    . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   You may be eligible to add an additional rider benefit to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

   If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2%.

RISK OF LAPSE

   If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months, plus any loan interest due, before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 50. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to help meet long-term financial goals.

   Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 9.

   A surrender or partial surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

   We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

                               TRANSACTION FEES

CHARGE                    WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
------                    ------------------------  ------------------------- ------------------------

STATUTORY PREMIUM         Upon receipt of each      3.5% of each premium      3.5% of each premium
  TAXES/1/                premium payment           payment                   payment

SURRENDER CHARGE/2/       Upon a full surrender or  During Policy years       Capped at a total limit
                          lapse in the first 10     1-10, 50% of one Target   of 50% of one Target
                          Policy years.             Premium, with the         Premium, but calculated
                                                    maximum surrender charge  as follows:
                          Also, in the event of a   decreasing 20% annually
                          decrease in Face Amount   following the 6/th/       .  30% of premiums paid
                          before the end of the     Policy year/3/               during the first
                          10/th/ Policy year, we                                 Policy year up to one
                          deduct a charge that is                                Target Premium; and
                          a portion of the                                    .  9.0% of additional
                          surrender charge.                                      premiums paid in
                                                                                 Policy years 1 - 10,
                                                                                 less any surrender
                                                                                 charge previously
                                                                                 deducted for a
                                                                                 decrease in Face
                                                                                 Amount

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

/2/  We assess a surrender charge only during the first 10 Policy years.

/3/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

                               TRANSACTION FEES

CHARGE                    WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
------                    ------------------------  ------------------------- ------------------------

PARTIAL SURRENDER         Upon partial surrender    The lesser of $25 or      $10
PROCESSING FEE                                      2.0% of the partial
                                                    surrender amount

FACE AMOUNT INCREASE      Upon each Face Amount     $1.50 for each $1,000 of  $1.50 for each $1,000 of
CHARGE                    increase                  Face Amount inc           Face Amount Increase, up
                                                    rease, up to $300         to $300

TRANSFER FEE              Upon transfer             $25 for each transfer/1/  $25 for each transfer/2/

POLICY OWNER ADDITIONAL   Upon a Policy Owner's     $25 for each              $0
ILLUSTRATION CHARGE       additional illustration   illustration request
                          request                   after the first
                                                    illustration request in
                                                    any Policy year

--------
/1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

/2/  Currently, the first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

                               PERIODIC CHARGES
                      (OTHER THAN FUND FEES AND EXPENSES)

CHARGE                      WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
------                      ------------------------  ------------------------- ------------------------

ADMINISTRATIVE CHARGE       Monthly, at the           $360 (deducted as $30     $360 (deducted as $30
                            beginning of each Policy  per month, during the     per month, during the
                            month                     first 12 Policy months)   first 12 Policy months)

                                                      $144 (deducted as $12     $72 (deducted as $6 per
                                                      per month, after the      month, after the first
                                                      first 12 Policy months)   12 Policy months)

COST OF INSURANCE
CHARGE/1/

   Maximum Charge/2/        Monthly, at the           $28.81 per $1,000 of net  $28.81 per $1,000 of net
                            beginning of each Policy  amount at risk/3/         amount at risk
                            month

   Minimum Charge/4/        Monthly, at the           $0.06 per $1,000 of net   $0.05 per $1,000 of net
                            beginning of each Policy  amount at risk            amount at risk
                            month

   Example Charge for       Monthly, at the           $0.22 per $1,000 of net   $0.12 per $1,000 of net
   the first Policy year    beginning of each Policy  amount at risk            amount at risk
   - for a 38 year old      month
   male, non-tobacco
   user with a Face
   Amount of $100,000

MORTALITY AND EXPENSE       Daily                     annual effective rate of  annual effective rate of
RISK FEE                                              0.75% of accumulation     0.75% of accumulation
                                                      value invested in         value invested in
                                                      variable investment       variable investment
                                                      divisions                 divisions

--------
/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 94/th/ birthday. The policy anniversary nearest the insured person's 95/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, tobacco user with a Face Amount of $50,000.

/3/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, non-tobacco user, age 11 with a Face Amount of $200,000.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER
CHARGE/1/                   WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
----------------------      ------------------------  ------------------------- ------------------------

ACCIDENTAL DEATH BENEFIT

   Maximum Charge - for     Monthly, at the           $1.80 per $1,000 of       $1.80 per $1,000 of
   a 69 year old male or    beginning of each Policy  rider coverage amount     rider coverage amount
   female, any risk         month                     per month                 per month
   class and any Face
   Amount

   Minimum Charge - for     Monthly, at the           $0.84 per $1,000 of       $0.84 per $1,000 of
   a 40 year old male or    beginning of each Policy  rider coverage amount     rider coverage amount
   female, any risk         month                     per month                 per month
   class and any Face
   Amount

   Example Charge - for     Monthly, at the           $0.84 per $1,000 of       $0.84 per $1,000 of
   a 38 year old            beginning of each Policy  rider coverage amount     rider coverage amount
   non-tobacco user,        month                     per month                 per month
   with a Face Amount of
   $200,000 for the
   first Policy year

CHILDREN'S TERM INSURANCE   Monthly, at the           $0.50 per $1,000 of       $0.50 per $1,000 of
                            beginning of each Policy  rider coverage amount     rider coverage amount
                            month                     per month                 per month

ADDITIONAL INSURED TERM
INSURANCE

   Maximum Charge - for     Monthly, at the           $83.33 per $1,000 of      $83.33 per $1,000 of
   a 69 year old male,      beginning of each Policy  rider coverage amount     rider coverage amount
   non-tobacco user,        month                     per month                 per month
   with a Face Amount of
   $200,000 for the
   first Policy year

   Minimum Charge - for     Monthly, at the           $0.68 per $1,000 of       $0.68 per $1,000 of
   a 10 year old female,    beginning of each Policy  rider coverage amount     rider coverage amount
   non-tobacco user, any    month                     per month                 per month
   Face Amount

   Example Charge - for     Monthly, at the           $2.58 per $1,000 of       $1.62 per $1,000 of
   a 38 year old male,      beginning of each Policy  rider coverage amount     rider coverage amount
   non-tobacco user,        month                     per month                 per month
   with a Face Amount of
   $200,000 for the
   first Policy year

--------
/1/ Charges for the Disability Waiver Benefit rider vary based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative.

   The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2010. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

CHARGE                                                       MAXIMUM MINIMUM
------                                                       ------- -------
Total Annual Fund Operating Expenses for all the funds
  (expenses that are deducted from portfolio assets include
  management fees, distribution (12b-1) fees, and other
  expenses)/1/                                                1.01%   0.10%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
/1/ Currently 9 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2012. The impact of contractual reimbursements or fee waivers is as follows:

CHARGE                                                       MAXIMUM MINIMUM
------                                                       ------- -------
Total Annual Fund Operating Expenses for all of the Funds
  After Contractual Reimbursement or Fee Waiver               0.90%   0.10%

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   On September 22, 2008, American International Group, Inc. ("AIG") entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department"), and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter AGL's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

SEPARATE ACCOUNT VUL-2

   After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 42.

   We will invest the Policy Account in the Fidelity VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

   We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   The Separate Account also issues interests under EquiBuilder III variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder II Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

   Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, Telephone Transactions and Written Transactions. There are several different ways to request and receive Policy services.

   E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

   E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

   E-Service Transactions, Telephone Transactions and Written Transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 19).

    .  transfer of accumulation value;*

    .  change of allocation percentages for premium payments;*
    .  change of allocation percentages for Policy deductions;*
    .  telephone transaction privileges;*
    .  loan;*
    .  full surrender;
    .  partial surrender;*
    .  premium payments;**
    .  change of beneficiary or contingent beneficiary;
    .  loan repayments or loan interest payments;**
    .  change of death benefit Option or manner of death benefit payment;
    .  change in specified amount;
    . addition or cancellation of, or other action with respect to any benefit riders;
    .  election of a payment Option for Policy proceeds; and
    .  tax withholding elections.
--------
*  These transactions are permitted by E-Service, by telephone or in writing.

** These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time Premium Payments Using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Business Day and Close of Business" on page 48.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone Transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

VARIABLE INVESTMENT DIVISIONS

   We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity VIP and MFS(R) VIT. One or more of the Funds may sell its shares to other funds. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

                                                                   INVESTMENT ADVISER
SERIES                               FUND DESCRIPTIONS        (SUB-ADVISER, IF APPLICABLE)
------                         ------------------------------ -----------------------------

Fidelity(R) VIP Asset          High total return with         Fidelity Management &
Manager(SM) - Initial Class    reduced risk                   Research Company ("FMR") (FMR
                                                              Co., Inc.)
                                                              (Fidelity Investments Money
                                                              Management, Inc.)
                                                              (Other affiliates of FMR)

Fidelity(R) VIP Asset          Maximize total return          FMR (FMR Co., Inc.)
Manager: Growth(R) - Initial                                  (Fidelity Investments Money
Class                                                         Management, Inc.)
                                                              (Other affiliates of FMR)

Fidelity(R) VIP Contrafund(R)  Long-term capital appreciation FMR (FMR Co., Inc.)
- Initial Class                                               (Other affiliates of FMR)

Fidelity(R) VIP Equity-Income  Reasonable income and          FMR (FMR Co., Inc.)
- Initial Class                potential capital appreciation (Other affiliates of FMR)

Fidelity(R) VIP Growth -       Capital appreciation           FMR (FMR Co., Inc.)
Initial Class                                                 (Other affiliates of FMR)

Fidelity(R) VIP High Income -  High level of current income   FMR (FMR Co., Inc.)
Initial Class                  while considering growth of    (Other affiliates of FMR)
                               capital

                                                                   INVESTMENT ADVISER
SERIES                               FUND DESCRIPTIONS        (SUB-ADVISER, IF APPLICABLE)
------                         ------------------------------ -----------------------------

Fidelity(R) VIP Index 500 -    Total return of common stocks  FMR (FMR Co., Inc.)
Initial Class                  publicly traded in the United  (Geode Capital Management,
                               States, as represented by the  LLC)
                               Standard & Poor's 500(R) Index

Fidelity(R) VIP Investment     High level of current income   FMR
Grade Bond - Initial Class     consistent with preservation   (Fidelity Investments Money
                               of capital                     Management, Inc.)
                                                              (Other affiliates of FMR)

Fidelity(R) VIP Money Market   High level of current income   FMR
- Initial Class                consistent with preservation   (Fidelity Investments Money
                               of capital and liquidity       Management, Inc.)
                                                              (Other affiliates of FMR)

Fidelity(R) VIP Overseas -     Long-term growth of capital    FMR (FMR Co., Inc.)
Initial Class                                                 (Other affiliates of FMR)

MFS(R) VIT Core Equity -       Capital appreciation           Massachusetts Financial
Initial Class                                                 Services Company ("MFS")

MFS(R) VIT Growth - Initial    Capital appreciation           MFS
Class

MFS(R) VIT Investors Trust -   Capital appreciation           MFS
Initial Class

MFS(R) VIT Research - Initial  Capital appreciation           MFS
Class

MFS(R) VIT Total Return -      Total return                   MFS
Initial Class

MFS(R) VIT Utilities -         Total return                   MFS
Initial Class

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the EquiBuilder II webpage at www.americangeneral.com/life/life.nsf/contents/productsindividuals_prospectuses_
VUL to view your Fund prospectuses and their supplements.

   Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder II Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS(R) VIT, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder II Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

VOTING RIGHTS OF A POLICY OWNER

   We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

    .  vote to elect the Boards of Trustees of the Funds;

    .  vote to ratify the selection of independent auditors for the Funds; and

    . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

   Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

   We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

   You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

   We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

   All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

   Examples of issues that require a portfolio-by-portfolio vote are:

    . changes in the fundamental investment Policy of a particular investment portfolio; or

    .  approval of an investment advisory agreement.

THE GUARANTEED INTEREST DIVISION

   We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. Unlike the Separate Account, our general assets may be used to pay any liabilities of AGL in addition to those arising from the Policies. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 11. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 11 do not apply to our Guaranteed Interest Division.

   You may transfer Policy Account value into the Guaranteed Interest Division at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Interest Division in a Policy year. Please see "Transfers from the Guaranteed Interest Division" on page 34.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

   Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell EquiBuilder II Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

   We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

    . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

    . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

   The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

   Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

                         TABLE OF DEATH BENEFITS BASED
                           ON POLICY ACCOUNT VALUES

INSURED PERSON'S
ATTAINED AGE*                            40 or under   45   50   55   60   65   70   75   95
MINIMUM DEATH BENEFIT AS A PERCENTAGE
  OF THE POLICY ACCOUNT                          250% 215% 185% 150% 130% 120% 115% 105% 100%

*  The percentages are interpolated for ages that are not shown here.

   For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

   These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 50.

   Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. See "Policy Lapse and Reinstatement," on page 49. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

   If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

MATURITY BENEFIT

   If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

POLICY ISSUANCE INFORMATION

   When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

   We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

   No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

   See "Flexible Premium Payments" on page 26 of this prospectus, for additional information concerning procedures for obtaining a Policy.

RIGHT TO EXAMINE

   You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

   A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

    .  10 days after you receive your Policy; or

    .  45 days after you sign Part 1 of the Policy application.

   If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

FLEXIBLE PREMIUM PAYMENTS

   You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

   You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center, shown under "Contact Information" on page 5.

   We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

   Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 50.

   If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

   We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

CHANGES IN EQUIBUILDER II POLICIES

   EquiBuilder II Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

   A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 28.

   A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 37.

   Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 26.

   Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 28.

   Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 26.

CHANGING THE FACE AMOUNT OF INSURANCE

   Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

   For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

   Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43.

   Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features - Death Benefits," on page 23.

   Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

   Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 50.

CHANGING DEATH BENEFIT OPTIONS

   Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to

Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 45.

   Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

   We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT

   Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

   In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations," on page 50.

REPORTS TO POLICY OWNERS

   After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

   We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

   We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the NYSE is open for business.

   The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 25, regarding the commencement of insurance coverage.

   The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                           ADDITIONAL BENEFIT RIDERS

   You may be eligible to add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider. You can cancel these benefit riders at any time. Some of the riders provide guaranteed benefits that are obligations against our general assets and not of the Separate Account. See "The Guaranteed Interest Division," on page 22. Please see the "Tables of Charges" on page 11 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. The following additional benefit riders are currently available:

DISABILITY WAIVER BENEFIT RIDER

   With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

ACCIDENTAL DEATH BENEFIT RIDER

   We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

CHILDREN'S TERM INSURANCE RIDER

   This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER

   This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

                          POLICY ACCOUNT TRANSACTIONS

   The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder II Policies," on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

   You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

   You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 5.

   If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 47. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

   A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

   Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 34.

MARKET TIMING

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy Owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one life insurance policy for another policy or contract. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy Owner requests:

    . an exchange out of a variable investment division within two calendar weeks of an earlier exchange into that same variable investment division; or

    . an exchange into a variable investment division within two calendar weeks of an earlier exchange out of that same variable investment division; or

    . an exchange out of a variable investment division followed by an exchange into that same variable investment division, more than twice in any one calendar quarter; or

    . an exchange into a variable investment division followed by an exchange out of that same variable investment division, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment division. We treat such transactions as if they are exchanges directly into and out of the same variable investment division. For instance:

     (1) if a Policy Owner requests an exchange out of any variable investment division into the money market investment division, and

     (2) the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment division back into that same variable investment division, then

     (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

   You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

BORROWING FROM THE POLICY ACCOUNT

   At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 50, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS

   Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

   If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

   Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

   The maximum rate is the greater of:

    .  5 1/2% ; or

    . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

   If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

   We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

   Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

   Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

REPAYING THE LOAN

   You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

   We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity VIP Equity - Income Division, we will not allocate repayments to the Fidelity VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

   A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

   We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Currently, the interest rate for loaned amounts in all years in the Guaranteed Interest Division is 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4 1/2%. Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

   The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

   A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 49 of this prospectus.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

    .  be at least $500;

    . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

    . not cause the Policy to fail to qualify as life insurance under applicable law.

   You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

   When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 47.

   A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 23.

   If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 50, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

   During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

   You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 50, for the tax consequences of a surrender.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

   The following payment options are generally available:

   Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

   Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

   Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

   Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

   We guarantee interest under the foregoing options at the rate of 3% a year.

   We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

   The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

   We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

   You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 39. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

THE BENEFICIARY

   You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

   At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   We generally will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 5. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

   We may defer determination of values and payment for one or more of the following reasons:

    . We contest the Policy, or we are deciding whether or not to contest the Policy;

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable; or

    .  the SEC by order so permits for the protection of Policy Owners.

   We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

DELAY REQUIRED UNDER APPLICABLE LAW

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

    . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

    . replace the underlying Fund that any investment division uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment divisions, combine two or more investment divisions, or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

    . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

    .  change our underwriting and risk class guidelines;

    . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                  VARIATIONS IN POLICY OR INVESTMENT DIVISION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment divisions. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"

   We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

STATE LAW REQUIREMENTS

   AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

EXPENSES OR RISKS

   AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

UNDERLYING INVESTMENTS

   You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using.

                           CHARGES UNDER THE POLICY

   Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity VIP Money Market division.

   The following information describes the charges under the Policy as shown beginning on page 11 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself, for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

TRANSACTION FEES

   Statutory Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

   Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

   The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

    . 30% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

    . 9% of any additional premiums you pay during the first through tenth Policy years.

   Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.

               PREMIUM            PREMIUM            PREMIUM
               PAYMENT            PAYMENT            PAYMENT
DURING YEAR  ASSUMPTIONS CHARGE ASSUMPTIONS CHARGE ASSUMPTIONS CHARGE
-----------  ----------- ------ ----------- ------ ----------- ------
1               $3000    $ 749     $2280    $ 684     $1140    $ 342
2                3000     1019      2280      889      3420      650
3                3000     1140      2280     1094      2280      855
4                3000     1140      2280     1140      2280     1060
5                3000     1140      2280     1140      2280     1140
6                3000     1140      2280     1140      2280     1140
7                3000      912      2280      912      2280      912
8                3000      684      2280      684      2280      684
9                3000      456      2280      456      2280      456
10               3000      228      2280      228      2280      228

   We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

   Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

   For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000/$200,000 = .5)

Then multiply this fraction by the surrender charge in effect before the decrease.
          Pro rata surrender charge = .5 x $1,140 = $570.

Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.

   Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 37.

   We do not charge a partial surrender processing fee for Face Amount decreases.

   Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder II Policies," on page 27.

   Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 32. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

   Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

PERIODIC CHARGES

   At the beginning of each Policy month, we deduct the following charges from each Policy Account.

   Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $6 per month. We may raise this $6 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

   For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder II Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

   Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page 23), the net amount at risk for the month will also rise.

   For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

   We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

   In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 7 of the SAI.

   Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder II Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value - Determination of the Unit Value" on page 48.

   We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

   Fees and Expenses and Money Market Investment Division. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment division may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment division are less than the Policy's fees and expenses, the money market investment division's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment division will lose value.

   Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 11.

ANNUAL FUND EXPENSES

   The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

   We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges." See also "Charges Under the Policy - Transaction Fees - Surrender Charge," on page 43.

ALLOCATION OF POLICY ACCOUNT CHARGES

   Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

   We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                             POLICY ACCOUNT VALUE

   The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

   Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 22.

AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS

   We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" on page 31 regarding the effective dates of Policy Account transactions.)

   The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

   You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

BUSINESS DAY AND CLOSE OF BUSINESS

   We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

   Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

DETERMINATION OF THE UNIT VALUE

   The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

   We determine a net investment factor for each variable investment division every business day as follows:

    . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

    . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

    . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

    . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

    . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

    . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

   Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE OF THE POLICY

   If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, plus any loan interest due, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

   If we receive at least the amount to cover three months' charges, plus any loan interest due, before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

   If we do not receive at least the amount to cover three months' charges, plus any loan interest due, within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

   If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

   You may reinstate your Policy within three years after it lapses if:

    .  you provide evidence that the Insured Person is still insurable; and

    . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

   The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

   This discussion is based on current federal income tax law and interpretations. It assumes that the Policy Owner is a natural person who is a U.S citizen or U.S. resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

   The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance Policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

OTHER EFFECTS OF POLICY CHANGES

   Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

RIDER BENEFITS

   We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

   As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

   If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other Policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY LAPSES AND REINSTATEMENTS

   A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

ESTATE AND GENERATION SKIPPING TAXES

   If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (H.R. 4853) (the "Tax Relief Act of 2010") brought forth a compromise to the expiration of the estate and generation skipping transfer ("GST") tax rates and exemptions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act"). The Tax Relief Act of 2010 increases the estate tax applicable exclusion amount to $5 million and provides a top tax rate of 35% for individuals dying in 2011 or 2012. However, there is still uncertainty regarding the estate tax exclusion and rates for individuals dying after 2012. Please contact your tax advisor for further updates.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For years 2011 and 2012, individuals are generally allowed a generation skipping tax exemption of $5 million. As discussed above, there is currently uncertainty with regard to the amount of the exclusion for 2013 and future years. Therefore, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS

   The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

PENSION AND PROFIT-SHARING PLANS

   If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

   Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

   Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

OUR TAXES

   We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

   Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

WHEN WE WITHHOLD INCOME TAXES

   Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

TAX CHANGES

   The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment divisions and the Policy, please refer to the registration statements and exhibits.

                                  DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center - The address of the Administrative Center of AGL is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880. See "Contact Information" on page 5.

Age - The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us - American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder II individual flexible premium variable universal life insurance Policies described in this prospectus.

Face Amount - The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s) - Portfolio(s) of Fidelity Variable Insurance Products and MFS(R) Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division - A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person - The person whose life is insured under a Policy.

Policy Account - The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary - An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month - A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your - The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year - An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date - The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC - The Securities and Exchange Commission.

Separate Account - Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information - The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder II Policies.

Target Premium - A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder II Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]                                                         PRIVACY NOTICE
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American General Life Companies knows   .  We have physical, electronic, and
that your privacy is important. You        procedural safeguards in place
have received this notice as required      that were designed to protect
by law and because you are now or may      Nonpublic Personal Information.
be a customer of one of our
companies. This notice will advise      .  We do not share Nonpublic Personal
you of the types of Nonpublic              Information about you except as
Personal Information we collect, how       allowed by law.
we use it, and what we do to protect
your privacy.                           .  We may disclose all types of
                                           Nonpublic Personal Information
"Nonpublic Personal Information"           that we collect, including
refers to personally identifiable          information regarding your
information that is not available to       transactions or experiences with
the public.                                us, when needed, to:

"Employees, Representatives, Agents,      (i) Our Employees, Representatives,
and Selected Third Parties" refers to     Agents, and Selected Third Parties,
individuals or entities who act on        as permitted by law; or
our behalf.
                                          (ii) other organizations with which
..  Our Employees, Representatives,        we have joint marketing agreements
   Agents, and Selected Third Parties     as permitted by law.
   may collect Nonpublic Personal
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   information:                            to whom we may disclose Nonpublic
                                           Personal Information as permitted
    -  Given to us on applications or      by law include: banks; attorneys;
       other forms;                        trustees; third-party
                                           administrators; insurance agents;
    -  About transactions with us,         insurance companies; insurance
       our affiliates, or third            support organizations; credit
       parties;                            reporting agencies; registered
                                           broker- dealers; auditors;
    -  From others, such as credit         regulators; and reinsurers.
       reporting agencies, employers,
       and federal and state agencies.  .  We do not share your Nonpublic
                                           Personal Health Information unless
..  The types of Nonpublic Personal         authorized by you or allowed by
   Information we collect depends on       law.
   the products we offer to you and
   may include your: name; address;     .  Our privacy policy applies, to the
   Social Security Number; account         extent required by law, to our
   balances; income; assets;               agents and representatives when
   insurance premiums; coverage and        they are acting on behalf of
   beneficiaries; credit reports;          American General Life Companies.
   marital status; and payment
   history. We may also collect         .  You will be notified if our
   Nonpublic Personal Health               privacy policy changes.
   Information, such as medical
   reports, to underwrite insurance     .  Our privacy policy applies to
   policies, process claims, or for        current and former customers.
   other related functions.
                                        THIS PRIVACY NOTICE IS PROVIDED FOR
..  We restrict access to Nonpublic      YOUR INFORMATION ONLY. YOU DO NOT
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   Employees, Representatives,
   Agents, or Selected Third Parties
   who provide products or services
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..  We have policies and procedures
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   us, on how to protect and use
   Nonpublic Personal Information.
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This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we
Insurance Company, American General     will not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other
General Indemnity Company, American     than as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in
Insurance Company, American General     writing. If you wish to authorize us
Property Insurance Company, Delaware    to disclose your nonpublic personal
American Life Insurance Company, The    financial information to
United States Life Insurance Company    nonaffiliated third parties, you may
in the City of New York, American       write to us at: American General Life
General Life Insurance Company of       Companies Service Center, P.O. Box
Delaware, American General Life         4373, Houston, Texas 77210-4373.
Insurance of Bermuda, Ltd.
                                        (C) 2011 American International
                                        Group, Inc. All rights reserved.





















                                                          AGLC0375-STF Rev 0111

                                   [GRAPHIC]

Go Green with Confidence!

It's the best of both worlds: you can go green and trust that your important documents stay secure with e-Service and e-Delivery from American General Life Insurance Company./1/ e-Service provides private, secure access to up-to-date policy information whenever you need it - 24 hours a day, 7 days a week.

Convenient e-Delivery makes it easy to go paperless, too. Instead of all the clutter of bulky, wasteful and inefficient mailings, go green with e-Delivery. It's our secure, document delivery service that alerts you via email when you have documents available to review. Important disclosure documents relating to your Policy and your variable investment options are posted online, available for you to review or print at your discretion.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday. Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

                              [LOGO OF ESERVICE]
                            www.americangeneral.com

/1/ All services not available for all products.

[LOGO OF AMERICAN GENERAL
Life Companies]

AMERICAN GENERAL LIFE INSURANCE COMPANY

VUL Administration
P.O. Box 4880
Houston, Texas 77210-4880

Variable universal life insurance policies issued by American General Life Insurance Company (AGL) and distributed by American General Equity Services Corporation, member FINRA. AGL does not solicit business in the state of New York. Policies and riders not available in all states. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL.

(C) 2011. All rights reserved.

AGLC103614 REV0511

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO ] AMERICAN GENERAL
LIFE COMPANIES

                                                    --------------------------
                                                        For E-SERVICE and
                                                    E-DELIVERY, or to view and
                                                       Print Policy or Fund
                                                     prospectuses visit us at
                                                     WWW.AMERICANGENERAL.COM
                                                    --------------------------

For additional information about the EquiBuilder II Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2011. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P. O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-340-2765. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the EquiBuilder II Policies, including personalized illustrations of death benefits, cash surrender values, and Policy Account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
Policy Form Number T1735

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2011. All rights reserved.                       ICA File No. 811-06366

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VUL-2

                            EQUIBUILDER II POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 2, 2011

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 2, 2011, describing the EquiBuilder II flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION................................................... 3

   AGL................................................................ 3
   Separate Account VUL-2............................................. 3
   American Home Assurance Company.................................... 3

SERVICES.............................................................. 4

MORE INFORMATION ON LAPSE OF THE POLICY............................... 4

DISTRIBUTION OF THE POLICIES.......................................... 4

ADDITIONAL INFORMATION................................................ 5

   Material Conflicts................................................. 5
   Limits on AGL's Right to Challenge a Policy........................ 6
   Special Purchase Plans............................................. 7
   Underwriting Procedures and Cost of Insurance Charges.............. 7
   Employee Benefit Plans............................................. 7
   Dividends.......................................................... 7

FINANCIAL STATEMENTS.................................................. 8

   Separate Account Financial Statements.............................. 8
   AGL Consolidated Financial Statements.............................. 8
   American Home Statutory Basis Financial Statements................. 8
   American International Group, Inc. Financial Information........... 8

INDEX TO FINANCIAL STATEMENTS......................................... 9

   Separate Account VUL-2 Financial Statements........................ 9
   AGL Consolidated Financial Statements.............................. 9
   American Home Statutory Basis Financial Statements................. 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

   SEPARATE ACCOUNT VUL-2

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2010, 2009 and 2008, AGL paid AGLC for these services $349,841,461, $352,001,525 and $414,162,025 respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

   A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable universal life insurance. These persons are registered representatives of broker-dealers that are members of FINRA, and with which AGESC may enter into a selling agreement.

   Broker-dealers earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

   Under the Public Disclosure Program, FINRA Regulation ("FINRA") provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

                            ADDITIONAL INFORMATION

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

LIMITS ON AGL'S RIGHT TO CHALLENGE A POLICY

   We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

   Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

   Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

   We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

   If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

   If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

   If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

SPECIAL PURCHASE PLANS

   Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES

   Cost of insurance charges for the Policies will not be the same for all Policy Owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy Owner pays a cost of insurance charge related to the Insured Person's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the Insured Person and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all Insured Persons would discriminate unfairly in favor of those Insured Persons representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy Owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy Owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among Insured Persons, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person.

EMPLOYEE BENEFIT PLANS

   Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

DIVIDENDS

   We pay no dividends on the Policies offered by this Prospectus.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account VUL-2 and AGL. PwC is also the independent registered public accounting firm of AIG and American Home.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Separate Account VUL-2 as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

   The consolidated financial statements of AGL as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of American Home as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility
Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine
Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   American International Group, Inc. does not underwrite any insurance policy referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I. Separate Account VUL-2 Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2010
Statement of Operations for the period ended December 31, 2010
Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009, except as indicated
Notes to Financial Statements

II. AGL Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2010 and 2009
Consolidated Statements of Income (Loss) for the years ended December 31, 2010, 2009 and 2008
Consolidated Statements of Comprehensive Income (Loss) for the years ended
   December 31, 2010, 2009 and 2008
Consolidated Statements of Shareholder's Equity for the years ended
December 31, 2010, 2009 and 2008
Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008
Notes to Consolidated Financial Statements

III.American Home Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2010 and 2009
Statements of Liabilities, Capital and Surplus as of December 31, 2010 and 2009 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2010, 2009 and 2008
Statements of Cash Flow for the years ended December 31, 2010, 2009 and 2008 Notes to Statutory Basis Financial Statements

[LOGO] American General
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                                              Variable Universal Life Insurance
                                                         Separate Account VUL-2









                                                                           2010

                                                                  Annual Report

                                                              December 31, 2010


























                                        American General Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP


                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of American General Life Insurance Company and
Policy Owners of American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VUL-2 at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLC


Houston, Texas
April 29, 2011

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF NET ASSETS
December 31, 2010

                                                                                      Due from (to)
                                                                       Investment    American General
                                                                     securities - at  Life Insurance
Divisions                                                              fair value        Company      Net Assets
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class                  $  16,094,018     $       1     $16,094,019
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class              8,886,413             -       8,886,413
Fidelity VIP Contrafund Portfolio - Initial Class                        40,155,697             -      40,155,697
Fidelity VIP Equity-Income Portfolio - Initial Class                     35,117,272             -      35,117,272
Fidelity VIP Growth Portfolio - Initial Class                            48,561,714             1      48,561,715
Fidelity VIP High Income Portfolio - Initial Class                        3,125,263             -       3,125,263
Fidelity VIP Index 500 Portfolio - Initial Class                         34,164,212             -      34,164,212
Fidelity VIP Investment Grade Bond Portfolio - Initial Class              5,026,599             -       5,026,599
Fidelity VIP Money Market Portfolio - Initial Class                       4,776,483             -       4,776,483
Fidelity VIP Overseas Portfolio - Initial Class                          11,621,511            (1)     11,621,510
MFS VIT Core Equity Series - Initial Class                                6,911,094             -       6,911,094
MFS VIT Growth Series - Initial Class                                    12,115,071             -      12,115,071
MFS VIT Investors Trust Series - Initial Class                            2,997,882            (1)      2,997,881
MFS VIT Research Series - Initial Class                                   5,160,596            (1)      5,160,595
MFS VIT Total Return Series - Initial Class                               5,586,772             1       5,586,773
MFS VIT Utilities Series - Initial Class                                 10,831,221             -      10,831,221

                            See accompanying notes.

                                   VUL-2 - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

                          A            B          A+B=C          D              E             F           C+D+E+F
                                                                                        Net change in    Increase
                                 Mortality and                                            unrealized   (decrease) in
                                  expense risk     Net                    Capital gain   appreciation   net assets
                      Dividends       and       investment  Net realized  distributions (depreciation)   resulting
                     from mutual administrative   income   gain (loss) on  from mutual        of           from
Divisions               funds       charges       (loss)    investments       funds      investments    operations
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset
  Manager Portfolio
  - Initial Class     $261,310     $(118,688)   $  142,622  $  (495,633)    $ 78,592     $ 2,240,560    $1,966,141
Fidelity VIP Asset
  Manager: Growth
  Portfolio -
  Initial Class         98,046       (63,685)       34,361      (55,283)      27,235       1,225,734     1,232,047
Fidelity VIP
  Contrafund
  Portfolio -
  Initial Class        460,183      (289,443)      170,740     (267,973)      16,682       5,869,527     5,788,976
Fidelity VIP
  Equity-Income
  Portfolio -
  Initial Class        601,781      (257,371)      344,410   (2,555,594)           -       6,765,977     4,554,793
Fidelity VIP Growth
  Portfolio -
  Initial Class        120,313      (335,507)    (215,194)   (4,743,121)     149,039      14,302,439     9,493,163
Fidelity VIP High
  Income Portfolio
  - Initial Class      234,788       (21,992)      212,796     (112,733)           -         254,316       354,379
Fidelity VIP Index
  500 Portfolio -
  Initial Class        621,616      (250,611)      371,005   (2,010,677)     661,987       5,342,330     4,364,645
Fidelity VIP
  Investment Grade
  Bond Portfolio -
  Initial Class        179,596       (38,461)      141,135         2,451      54,629         147,026       345,241
Fidelity VIP Money
  Market Portfolio
  - Initial Class        9,669       (40,510)     (30,841)             -       3,039               -      (27,802)
Fidelity VIP
  Overseas
  Portfolio -
  Initial Class        150,998       (82,632)       68,366      (41,426)      20,591       1,193,143     1,240,674
MFS VIT Core Equity
  Series - Initial
  Class                 73,425       (49,507)       23,918        70,770           -         902,998       997,686
MFS VIT Growth
  Series - Initial
  Class                 13,881       (87,657)     (73,776)       555,242           -       1,077,740     1,559,206
MFS VIT Investors
  Trust Series -
  Initial Class         36,076       (22,197)       13,879        49,175           -         218,974       282,028
MFS VIT Research
  Series - Initial
  Class                 46,258       (37,290)        8,968       177,156           -         507,338       693,462
MFS VIT Total
  Return Series -
  Initial Class        161,420       (43,986)      117,434     (198,061)           -         593,390       512,763
MFS VIT Utilities
  Series - Initial
  Class                344,397       (79,181)      265,216       814,932           -         155,040     1,235,188

                            See accompanying notes.

                                   VUL-2 - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2010 and 2009

                                                                       Divisions
                                    -------------------------------------------------------------------------------
                                    Fidelity VIP Asset  Fidelity VIP Asset     Fidelity VIP     Fidelity VIP Equity-
                                    Manager Portfolio -   Manager: Growth       Contrafund       Income Portfolio -
                                       Initial Class    Portfolio - Initial Portfolio - Initial    Initial Class
                                                               Class               Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $       142,622      $       34,361     $       170,740      $       344,410
  Net realized gain (loss) on
   investments                               (495,633)            (55,283)           (267,973)          (2,555,594)
  Capital gain distributions from
   mutual funds                                78,592              27,235              16,682                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              2,240,560           1,225,734           5,869,527            6,765,977
                                     ----------------     ---------------    ----------------     ----------------
Increase (decrease) in net assets
  resulting from operations                 1,966,141           1,232,047           5,788,976            4,554,793
                                     ----------------     ---------------    ----------------     ----------------

PRINCIPAL TRANSACTIONS:
  Net premiums                              1,440,792             926,709           3,244,036            3,564,132
  Net transfers from (to) other
   Divisions or fixed rate option              36,605            (107,115)           (747,165)            (607,693)
  Cost of insurance and other
   charges                                 (1,796,654)           (868,804)         (3,313,942)          (3,917,803)
  Policy loans                               (104,524)            (41,239)           (321,185)            (325,278)
  Death benefits                              (81,563)            (34,736)           (103,533)            (142,592)
  Withdrawals                              (1,813,637)         (1,138,079)         (5,258,565)          (4,641,323)
                                     ----------------     ---------------    ----------------     ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (2,318,981)         (1,263,264)         (6,500,354)          (6,070,557)
                                     ----------------     ---------------    ----------------     ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (352,840)            (31,217)           (711,378)          (1,515,764)

NET ASSETS:
  Beginning of year                        16,446,859           8,917,630          40,867,075           36,633,036
                                     ----------------     ---------------    ----------------     ----------------
  End of year                         $    16,094,019      $    8,886,413     $    40,155,697      $    35,117,272
                                     ================     ===============    ================     ================

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $       240,067      $       64,049     $       221,971      $       488,720
  Net realized gain (loss) on
   investments                             (1,375,205)           (634,801)         (3,382,518)          (4,700,188)
  Capital gain distributions from
   mutual funds                                24,820              16,008               9,841                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              4,938,965           2,784,589          14,273,444           12,791,799
                                     ----------------     ---------------    ----------------     ----------------
Increase (decrease) in net assets
  resulting from operations                 3,828,647           2,229,845          11,122,738            8,580,331
                                     ----------------     ---------------    ----------------     ----------------

PRINCIPAL TRANSACTIONS:
  Net premiums                              1,609,979           1,049,958           3,803,412            4,135,879
  Net transfers from (to) other
   Divisions or fixed rate option            (240,407)           (204,283)         (1,054,299)          (1,068,221)
  Cost of insurance and other
   charges                                 (1,952,629)           (960,250)         (3,670,354)          (4,395,734)
  Policy loans                                (88,824)            (65,587)           (279,916)            (247,328)
  Death benefits                              (55,377)            (23,959)            (72,390)            (124,562)
  Withdrawals                              (1,891,714)           (785,555)         (5,024,799)          (4,303,924)
                                     ----------------     ---------------    ----------------     ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (2,618,972)           (989,676)         (6,298,346)          (6,003,890)
                                     ----------------     ---------------    ----------------     ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    1,209,675           1,240,169           4,824,392            2,576,441

NET ASSETS:
  Beginning of year                        15,237,184           7,677,461          36,042,683           34,056,595
                                     ----------------     ---------------    ----------------     ----------------
  End of year                         $    16,446,859      $    8,917,630     $    40,867,075      $    36,633,036
                                     ================     ===============    ================     ================

                            See accompanying notes.

                                   VUL-2 - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Divisions
                                    -------------------------------------------------------------------------
                                    Fidelity VIP Growth Fidelity VIP High  Fidelity VIP Index   Fidelity VIP
                                    Portfolio - Initial Income Portfolio -  500 Portfolio -   Investment Grade
                                           Class          Initial Class      Initial Class    Bond Portfolio -
                                                                                               Initial Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $      (215,194)    $      212,796     $       371,005   $      141,135
  Net realized gain (loss) on
   investments                             (4,743,121)          (112,733)         (2,010,677)           2,451
  Capital gain distributions from
   mutual funds                               149,039                  -             661,987           54,629
  Net change in unrealized
   appreciation (depreciation) of
   investments                             14,302,439            254,316           5,342,330          147,026
                                     ----------------    ---------------    ----------------  ---------------
Increase (decrease) in net assets
  resulting from operations                 9,493,163            354,379           4,364,645          345,241
                                     ----------------    ---------------    ----------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                              5,314,749            306,637           3,940,170          518,755
  Net transfers from (to) other
   Divisions or fixed rate option            (675,534)           209,478            (665,898)         404,912
  Cost of insurance and other
   charges                                 (5,379,579)          (342,984)         (3,861,919)        (558,240)
  Policy loans                               (449,649)           (42,042)           (328,082)          11,222
  Death benefits                             (163,380)            (3,373)            (76,999)         (20,622)
  Withdrawals                              (5,774,441)          (309,599)         (4,627,565)        (729,340)
                                     ----------------    ---------------    ----------------  ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (7,127,834)          (181,883)         (5,620,293)        (373,313)
                                     ----------------    ---------------    ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    2,365,329            172,496          (1,255,648)         (28,072)

NET ASSETS:
  Beginning of year                        46,196,386          2,952,767          35,419,860        5,054,671
                                     ----------------    ---------------    ----------------  ---------------
  End of year                         $    48,561,715     $    3,125,263     $    34,164,212   $    5,026,599
                                     ================    ===============    ================  ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $      (136,203)    $      192,071     $       562,294   $      397,394
  Net realized gain (loss) on
   investments                             (6,234,130)          (135,046)         (3,055,814)         (93,556)
  Capital gain distributions from
   mutual funds                                36,176                  -             729,610           19,393
  Net change in unrealized
   appreciation (depreciation) of
   investments                             16,717,617            866,544           9,178,164          351,298
                                     ----------------    ---------------    ----------------  ---------------
Increase (decrease) in net assets
  resulting from operations                10,383,460            923,569           7,414,254          674,529
                                     ----------------    ---------------    ----------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                              6,235,915            318,817           4,582,540          567,758
  Net transfers from (to) other
   Divisions or fixed rate option          (1,663,883)           134,763            (914,420)         312,779
  Cost of insurance and other
   charges                                 (6,047,804)          (352,241)         (4,287,849)        (588,685)
  Policy loans                               (435,205)           (10,902)           (246,409)         (19,468)
  Death benefits                             (130,501)            (7,031)           (105,288)         (19,092)
  Withdrawals                              (5,413,806)          (291,310)         (3,995,903)        (749,692)
                                     ----------------    ---------------    ----------------  ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (7,455,284)          (207,904)         (4,967,329)        (496,400)
                                     ----------------    ---------------    ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    2,928,176            715,665           2,446,925          178,129

NET ASSETS:
  Beginning of year                        43,268,210          2,237,102          32,972,935        4,876,542
                                     ----------------    ---------------    ----------------  ---------------
  End of year                         $    46,196,386     $    2,952,767     $    35,419,860   $    5,054,671
                                     ================    ===============    ================  ===============

                            See accompanying notes.

                                   VUL-2 - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Divisions
                                    -------------------------------------------------------------------------
                                       Fidelity VIP        Fidelity VIP      MFS VIT Core     MFS VIT Growth
                                       Money Market          Overseas       Equity Series -  Series - Initial
                                    Portfolio - Initial Portfolio - Initial  Initial Class        Class
                                           Class               Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      (30,841)    $        68,366    $       23,918   $       (73,776)
  Net realized gain (loss) on
   investments                                      -             (41,426)           70,770           555,242
  Capital gain distributions from
   mutual funds                                 3,039              20,591                 -                 -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                      -           1,193,143           902,998         1,077,740
                                      ---------------    ----------------   ---------------  ----------------
Increase (decrease) in net assets
  resulting from operations                   (27,802)          1,240,674           997,686         1,559,206
                                      ---------------    ----------------   ---------------  ----------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                593,607           1,050,001           786,600         1,361,419
  Net transfers from (to) other
   Divisions or fixed rate option             829,325            (110,434)         (125,202)         (320,060)
  Cost of insurance and other
   charges                                   (726,793)         (1,026,293)         (696,620)       (1,189,580)
  Policy loans                                   (247)           (159,949)          (60,207)         (120,825)
  Death benefits                              (47,806)            (40,165)          (57,496)          (56,492)
  Withdrawals                              (2,268,352)         (1,509,817)         (887,407)       (1,788,993)
                                      ---------------    ----------------   ---------------  ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (1,620,266)         (1,796,657)       (1,040,332)       (2,114,531)
                                      ---------------    ----------------   ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   (1,648,068)           (555,983)          (42,646)         (555,325)

NET ASSETS:
  Beginning of year                         6,424,551          12,177,493         6,953,740        12,670,396
                                      ---------------    ----------------   ---------------  ----------------
  End of year                          $    4,776,483     $    11,621,510    $    6,911,094   $    12,115,071
                                      ===============    ================   ===============  ================

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $       (1,254)    $       148,847    $       60,360   $       (48,590)
  Net realized gain (loss) on
   investments                                      -          (1,383,215)         (310,070)         (399,891)
  Capital gain distributions from
   mutual funds                                     -              35,585                 -                 -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                      -           3,702,664         1,981,666         4,029,864
                                      ---------------    ----------------   ---------------  ----------------
Increase (decrease) in net assets
  resulting from operations                    (1,254)          2,503,881         1,731,956         3,581,383
                                      ---------------    ----------------   ---------------  ----------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                700,961           1,234,361           949,845         1,603,781
  Net transfers from (to) other
   Divisions or fixed rate option           3,358,627            (216,436)          (80,309)         (229,921)
  Cost of insurance and other
   charges                                   (848,937)         (1,144,971)         (807,001)       (1,351,744)
  Policy loans                                (46,397)            (54,613)          (57,592)         (139,901)
  Death benefits                               (2,113)            (22,156)          (13,207)          (29,270)
  Withdrawals                              (3,582,102)         (1,644,416)         (913,482)       (1,678,145)
                                      ---------------    ----------------   ---------------  ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (419,961)         (1,848,231)         (921,746)       (1,825,200)
                                      ---------------    ----------------   ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (421,215)            655,650           810,210         1,756,183

NET ASSETS:
  Beginning of year                         6,845,766          11,521,843         6,143,530        10,914,213
                                      ---------------    ----------------   ---------------  ----------------
  End of year                          $    6,424,551     $    12,177,493    $    6,953,740   $    12,670,396
                                      ===============    ================   ===============  ================

                            See accompanying notes.

                                   VUL-2 - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                  Divisions
                                    --------------------------------------------------------------------
                                        MFS VIT           MFS VIT       MFS VIT Total   MFS VIT Utilities
                                    Investors Trust  Research Series - Return Series -  Series - Initial
                                    Series - Initial   Initial Class    Initial Class         Class
                                         Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)       $       13,879    $        8,968   $      117,434   $       265,216
  Net realized gain (loss) on
   investments                               49,175           177,156         (198,061)          814,932
  Capital gain distributions from
   mutual funds                                  --                --               --                --
  Net change in unrealized
   appreciation (depreciation) of
   investments                              218,974           507,338          593,390           155,040
                                    ---------------   ---------------  ---------------  ----------------
Increase (decrease) in net assets
  resulting from operations                 282,028           693,462          512,763         1,235,188
                                    ---------------   ---------------  ---------------  ----------------

PRINCIPAL TRANSACTIONS:
  Net premiums                              300,938           558,999          598,974           855,608
  Net transfers from (to) other
   Divisions or fixed rate option            (5,785)         (136,499)          99,894          (100,744)
  Cost of insurance and other
   charges                                 (294,902)         (538,166)        (607,858)         (826,567)
  Policy loans                               (7,743)          (38,257)         (52,104)         (151,698)
  Death benefits                             (9,902)          (14,406)          (1,941)          (72,425)
  Withdrawals                              (410,830)         (666,952)        (926,250)       (1,584,493)
                                    ---------------   ---------------  ---------------  ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (428,224)         (835,281)        (889,285)       (1,880,319)
                                    ---------------   ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   (146,196)         (141,819)        (376,522)         (645,131)

NET ASSETS:
  Beginning of year                       3,144,077         5,302,414        5,963,295        11,476,352
                                    ---------------   ---------------  ---------------  ----------------
  End of year                        $    2,997,881    $    5,160,595   $    5,586,773   $    10,831,221
                                    ===============   ===============  ===============  ================

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)       $       26,524    $       35,774   $      194,212   $       450,119
  Net realized gain (loss) on
   investments                             (107,317)         (168,884)        (254,108)          596,836
  Capital gain distributions from
   mutual funds                                   -                 -                                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              745,194         1,387,573          960,748         1,920,405
                                    ---------------   ---------------  ---------------  ----------------
Increase (decrease) in net assets
  resulting from operations                 664,401         1,254,463          900,852         2,967,360
                                    ---------------   ---------------  ---------------  ----------------

PRINCIPAL TRANSACTIONS:
  Net premiums                              349,342           665,183          718,397         1,024,714
  Net transfers from (to) other
   Divisions or fixed rate option           (66,349)          (83,955)        (299,427)         (287,140)
  Cost of insurance and other
   charges                                 (328,147)         (599,604)        (677,695)         (922,360)
  Policy loans                              (27,061)          (46,790)         (78,328)          (97,258)
  Death benefits                            (13,912)           (6,989)         (21,071)          (21,858)
  Withdrawals                              (366,448)         (670,937)      (1,057,249)       (1,632,673)
                                    ---------------   ---------------  ---------------  ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (452,575)         (743,092)      (1,415,373)       (1,936,575)
                                    ---------------   ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    211,826           511,371         (514,521)        1,030,785

NET ASSETS:
  Beginning of year                       2,932,251         4,791,043        6,477,816        10,445,567
                                    ---------------   ---------------  ---------------  ----------------
  End of year                        $    3,144,077    $    5,302,414   $    5,963,295   $    11,476,352
                                    ===============   ===============  ===============  ================

                            See accompanying notes.

                                   VUL-2 - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VUL-2 (the "Separate Account") was established on
September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("American General").

As a result of the merger, American General became the depositor of the Separate Account, and its assets are the property of American General. American General is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder(TM) II and EquiBuilder(TM) III. EquiBuilder(TM) II and EquiBuilder(TM) III policies are no longer for sale.

American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

         Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
      Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
            Fidelity(R) VIP Equity-Income Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

              MFS(R) Variable Insurance Trust/SM/ ("MFS(R) VIT"):
                 MFS(R) VIT Core Equity Series - Initial Class
                   MFS(R) VIT Growth Series - Initial Class
               MFS(R) VIT Investors Trust Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class
                  MFS(R) VIT Utilities Series - Initial Class

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of American General's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from American General's other assets. The operations of the Separate Account are part of American General.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

                                   VUL-2 - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation

Recent Accounting Pronouncements - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification became the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification did not change GAAP and did not have an affect on this financial statement.

Fair Value Measurements - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2010 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2010.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to American General from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - American General is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income

                                   VUL-2 - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. With respect to the EquiBuilder III, American General makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by American General are assessed through the daily unit value calculation at an annual rate of 0.75% and paid to American General from the daily net asset value of the Divisions.

Monthly administrative charge - American General makes a monthly charge against each policy account for the administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect). The administrative expenses are paid by redemption of units outstanding. Administrative expenses are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and American General's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Face amount increase charge - American General charges for an increase in the face amount of insurance. The current charge is $1.50 for each $1,000 increase in the face amount of insurance up to a maximum charge of $300. The face amount increase charge is paid by redemption of units outstanding. The face amount increase charge is included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - American General may charge for a transfer between investment Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to American General's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - American General deducts monthly charges, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

                                  VUL-2 - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Surrender charge - During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The current surrender charges for EquiBuilder II and EquiBuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Policy loan - A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to American General for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VUL-2 - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                 Cost of            Proceeds from
Divisions                                                       Purchases               Sales
--------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class......... $     625,608       $      2,723,375
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class.       307,977              1,509,644
Fidelity VIP Contrafund Portfolio - Initial Class............       669,753              6,982,685
Fidelity VIP Equity-Income Portfolio - Initial Class.........       877,732              6,603,879
Fidelity VIP Growth Portfolio - Initial Class................       619,511              7,813,501
Fidelity VIP High Income Portfolio-Initial Class.............       626,277                595,366
Fidelity VIP Index 500 Portfolio - Initial Class.............     1,580,504              6,167,805
Fidelity VIP Investment Grade Bond Portfolio - Initial Class.       873,964              1,051,513
Fidelity VIP Money Market Portfolio - Initial Class..........     1,159,841              2,807,909
Fidelity VIP Overseas Portfolio - Initial Class..............       354,571              2,062,272
MFS VIT Core Equity Series - Initial Class...................       240,879              1,257,293
MFS VIT Growth Series - Initial Class........................       175,428              2,363,736
MFS VIT Investors Trust Series - Initial Class...............       134,626                548,971
MFS VIT Research Series - Initial Class......................       148,782                975,095
MFS VIT Total Return Series - Initial Class..................       699,864              1,471,715
MFS VIT Utilities Series - Initial Class.....................       561,570              2,176,672

                                  VUL-2 - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2010.

                                                                     Net Asset
                                                                     Value Per Value of Shares Cost of Shares  Level
Divisions                                                  Shares      Share    at Fair Value       Held        (a)
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class       1,106,879 $   14.54 $    16,094,018 $    15,424,376   1
Fidelity VIP Asset Manager: Growth Portfolio - Initial
  Class                                                      612,012     14.52       8,886,413       7,325,677   1
Fidelity VIP Contrafund Portfolio - Initial Class          1,681,562     23.88      40,155,697      42,753,799   1
Fidelity VIP Equity-Income Portfolio - Initial Class       1,846,334     19.02      35,117,272      41,013,268   1
Fidelity VIP Growth Portfolio - Initial Class              1,309,294     37.09      48,561,714      47,382,120   1
Fidelity VIP High Income Portfolio - Initial Class           561,088      5.57       3,125,263       3,172,010   1
Fidelity VIP Index 500 Portfolio - Initial Class             258,057    132.39      34,164,212      32,179,425   1
Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                      391,785     12.83       5,026,599       4,880,434   1
Fidelity VIP Money Market Portfolio - Initial Class        4,776,483      1.00       4,776,483       4,776,483   1
Fidelity VIP Overseas Portfolio - Initial Class              692,994     16.77      11,621,511      12,089,819   1
MFS VIT Core Equity Series - Initial Class                   441,603     15.65       6,911,094       5,237,390   1
MFS VIT Growth Series - Initial Class                        490,687     24.69      12,115,071       7,571,279   1
MFS VIT Investors Trust Series - Initial Class               149,595     20.04       2,997,882       2,609,321   1
MFS VIT Research Series - Initial Class                      271,040     19.04       5,160,596       3,694,388   1
MFS VIT Total Return Series - Initial Class                  298,598     18.71       5,586,772       5,791,188   1
MFS VIT Utilities Series - Initial Class                     428,620     25.27      10,831,221      10,743,743   1

(a) Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.


                                  VUL-2 - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2010 and 2009.

                                                              Accumulation Units Accumulation Units  Net Increase
Divisions                                                           Issued            Redeemed        (Decrease)
---------                                                     ------------------ ------------------ -------------
2010
Fidelity VIP Asset Manager Portfolio - Initial Class                     4,708           (12,355)          (7,647)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class             4,250           (10,045)          (5,795)
Fidelity VIP Contrafund Portfolio - Initial Class                        9,094           (27,411)         (18,317)
Fidelity VIP Equity-Income Portfolio - Initial Class                     8,983           (24,268)         (15,285)
Fidelity VIP Growth Portfolio - Initial Class                           15,571           (36,482)         (20,911)
Fidelity VIP High Income Portfolio - Initial Class                       2,210            (3,159)            (949)
Fidelity VIP Index 500 Portfolio - Initial Class                        13,145           (31,968)         (18,823)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class             3,401            (4,760)          (1,359)
Fidelity VIP Money Market Portfolio - Initial Class                      8,200           (17,530)          (9,330)
Fidelity VIP Overseas Portfolio - Initial Class                          4,377           (11,871)          (7,494)
MFS VIT Core Equity Series - Initial Class                               6,857           (15,981)          (9,124)
MFS VIT Growth Series - Initial Class                                   11,264           (28,777)         (17,513)
MFS VIT Investors Trust Series - Initial Class                           2,769            (6,710)          (3,941)
MFS VIT Research Series - Initial Class                                  4,939           (12,315)          (7,376)
MFS VIT Total Return Series - Initial Class                              4,225            (9,675)          (5,450)
MFS VIT Utilities Series - Initial Class                                 3,628           (11,717)          (8,089)

2009
Fidelity VIP Asset Manager Portfolio - Initial Class                     6,406           (16,845)         (10,439)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class             6,023           (11,761)          (5,738)
Fidelity VIP Contrafund Portfolio - Initial Class                       13,657           (35,806)         (22,149)
Fidelity VIP Equity-Income Portfolio - Initial Class                    13,274           (32,373)         (19,099)
Fidelity VIP Growth Portfolio - Initial Class                           23,213           (50,595)         (27,382)
Fidelity VIP High Income Portfolio - Initial Class                       2,605            (3,845)          (1,240)
Fidelity VIP Index 500 Portfolio - Initial Class                        19,089           (39,694)         (20,605)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class             3,454            (5,536)          (2,082)
Fidelity VIP Money Market Portfolio - Initial Class                     23,027           (25,435)          (2,408)
Fidelity VIP Overseas Portfolio - Initial Class                          6,233           (15,640)          (9,407)
MFS VIT Core Equity Series - Initial Class                              10,512           (20,610)         (10,098)
MFS VIT Growth Series - Initial Class                                   16,687           (35,510)         (18,823)
MFS VIT Investors Trust Series - Initial Class                           3,887            (8,975)          (5,088)
MFS VIT Research Series - Initial Class                                  7,340           (15,521)          (8,181)
MFS VIT Total Return Series - Initial Class                              5,275           (15,784)         (10,509)
MFS VIT Utilities Series - Initial Class                                 5,371           (15,377)         (10,006)

                                  VUL-2 - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2010, 2009, 2008, 2007, and 2006, are as follows:

                                                                            Investment
                                                                              Income    Expense    Total
Divisions                              Units    Unit Value    Net Assets    Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------
 2010
 Fidelity VIP Asset
   Manager Portfolio - Initial
   Class                                 48,107 $    334.55 $    16,094,019      1.61%     0.75%     13.41%
 Fidelity VIP Asset Manager:
   Growth Portfolio - Initial Class      36,492      243.52       8,886,413      1.10%     0.75%     15.48%
 Fidelity VIP Contrafund
   Portfolio - Initial Class             99,531      403.45      40,155,697      1.14%     0.75%     16.34%
 Fidelity VIP Equity-Income
   Portfolio - Initial Class             79,515      441.64      35,117,272      1.68%     0.75%     14.29%
 Fidelity VIP Growth Portfolio -
   Initial Class                        121,275      400.43      48,561,715      0.25%     0.75%     23.25%
 Fidelity VIP High Income
   Portfolio - Initial Class             14,076      222.02       3,125,263      7.73%     0.75%     12.97%
 Fidelity VIP Index 500
   Portfolio - Initial Class            102,525      333.23      34,164,212      1.79%     0.75%     14.16%
 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class        17,895      280.89       5,026,599      3.56%     0.75%      7.00%
 Fidelity VIP Money Market
   Portfolio - Initial Class             27,586      173.15       4,776,483      0.17%     0.75%     -0.51%
 Fidelity VIP Overseas Portfolio -
   Initial Class                         42,480      273.57      11,621,510      1.27%     0.75%     12.27%
 MFS VIT Core Equity Series -
   Initial Class                         53,489      129.21       6,911,094      1.06%     0.75%     16.34%
 MFS VIT Growth Series -
   Initial Class                         88,793      136.44      12,115,071      0.11%     0.75%     14.48%
 MFS VIT Investors Trust Series -
   Initial Class                         25,192      119.00       2,997,881      1.17%     0.75%     10.27%
 MFS VIT Research Series - Initial
   Class                                 40,540      127.29       5,160,595      0.88%     0.75%     15.03%
 MFS VIT Total Return Series
   - Initial Class                       33,106      168.75       5,586,773      2.80%     0.75%      9.11%
 MFS VIT Utilities Series -
   Initial Class                         41,091      263.59      10,831,221      3.09%     0.75%     12.96%

 2009
 Fidelity VIP Asset Manager
   Portfolio - Initial Class             55,754      294.99      16,446,859      2.24%     0.75%     28.15%
 Fidelity VIP Asset Manager:
   Growth Portfolio - Initial Class      42,287      210.88       8,917,630      1.49%     0.75%     31.91%
 Fidelity VIP Contrafund Portfolio
   - Initial Class                      117,848      346.78      40,867,075      1.29%     0.75%     34.70%
 Fidelity VIP Equity-Income
   Portfolio - Initial Class             94,800      386.42      36,633,036      2.09%     0.75%     29.24%
 Fidelity VIP Growth Portfolio
   - Initial Class                      142,186      324.90      46,196,386      0.41%     0.75%     27.33%
 Fidelity VIP High Income
   Portfolio - Initial Class             15,025      196.53       2,952,767      8.16%     0.75%     42.88%
 Fidelity VIP Index 500 Portfolio
   - Initial Class                      121,348      291.89      35,419,860      2.35%     0.75%     25.66%
 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class        19,254      262.52       5,054,671      8.74%     0.75%     14.86%
 Fidelity VIP Money Market
   Portfolio - Initial Class             36,916      174.03       6,424,551      0.76%     0.75%     -0.03%
 Fidelity VIP Overseas Portfolio
   - Initial Class                       49,974      243.67      12,177,493      1.95%     0.75%     25.58%
 MFS VIT Core Equity Series
   - Initial Class                       62,613      111.06       6,953,740      1.64%     0.75%     31.44%
 MFS VIT Growth Series - Initial
   Class                                106,306      119.19      12,670,396      0.31%     0.75%     36.65%
 MFS VIT Investors Trust Series -
   Initial Class                         29,133      107.92       3,144,077      1.58%     0.75%     25.95%
 MFS VIT Research Series - Initial
   Class                                 47,916      110.66       5,302,414      1.42%     0.75%     29.57%
 MFS VIT Total Return Series
   - Initial Class                       38,556      154.66       5,963,295      3.84%     0.75%     17.15%
 MFS VIT Utilities Series -
   Initial Class                         49,180      233.36      11,476,352      4.82%     0.75%     32.22%

 2008
 Fidelity VIP Asset Manager
   Portfolio - Initial Class             66,193      230.19      15,237,184      2.60%     0.75%    -29.25%
 Fidelity VIP Asset Manager:
   Growth Portfolio - Initial Class      48,025      159.86       7,677,461      1.92%     0.75%    -36.29%
 Fidelity VIP Contrafund Portfolio
   - Initial Class                      139,997      257.45      36,042,683      0.95%     0.75%    -42.94%
 Fidelity VIP Equity-Income
   Portfolio - Initial Class            113,899      299.01      34,056,595      2.42%     0.75%    -43.08%
 Fidelity VIP Growth Portfolio -
   Initial Class                        169,568      255.17      43,268,210      0.80%     0.75%    -47.56%
 Fidelity VIP High Income
   Portfolio - Initial Class             16,265      137.54       2,237,102      8.66%     0.75%    -25.55%
 Fidelity VIP Index 500 Portfolio
   - Initial Class                      141,953      232.28      32,972,935      2.11%     0.75%    -37.47%
 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class        21,336      228.56       4,876,542      4.32%     0.75%     -3.97%
 Fidelity VIP Money Market
   Portfolio - Initial Class             39,324      174.09       6,845,766      2.98%     0.75%      2.25%
 Fidelity VIP Overseas Portfolio -
   Initial Class                         59,381      194.03      11,521,843      2.54%     0.75%    -44.23%
 MFS VIT Core Equity Series -
   Initial Class                         72,711       84.49       6,143,530      0.82%     0.75%    -39.61%
 MFS VIT Growth Series - Initial
   Class *                              125,129       87.22      10,914,213      0.24%     0.75%    -37.89%

                                  VUL-2 - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2010, 2009, 2008, 2007, and 2006, are as follows:

                                                                            Investment
                                                                              Income    Expense    Total
Divisions                              Units    Unit Value    Net Assets    Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------
 2008
 MFS VIT Investors Trust Series -
   Initial Class                         34,221 $     85.69 $     2,932,251      0.90%     0.75%    -33.58%
 MFS VIT Research Series - Initial
   Class                                 56,097       85.41       4,791,043      0.56%     0.75%    -36.56%
 MFS VIT Total Return Series -
   Initial Class                         49,065      132.03       6,477,816      3.34%     0.75%    -22.71%
 MFS VIT Utilities Series -
   Initial Class                         59,186      176.49      10,445,567      1.62%     0.75%    -38.14%

 2007
 Fidelity VIP Asset Manager
   Portfolio - Initial Class             78,442      325.37      25,522,359      6.04%     0.75%     14.64%
 Fidelity VIP Asset Manager:
   Growth Portfolio - Initial Class      54,473      250.93      13,668,698      4.20%     0.75%     18.07%
 Fidelity VIP Contrafund Portfolio
   - Initial Class                      164,665      451.23      74,301,652      0.93%     0.75%     16.71%
 Fidelity VIP Equity-Income
   Portfolio - Initial Class            134,263      525.34      70,534,041      1.81%     0.75%      0.77%
 Fidelity VIP Growth Portfolio -
   Initial Class                        196,531      486.62      95,635,278      0.83%     0.75%     26.01%
 Fidelity VIP High Income
   Portfolio - Initial Class             19,537      184.74       3,609,252      8.09%     0.75%      2.01%
 Fidelity VIP Index 500 Portfolio
   - Initial Class                      164,933      371.47      61,267,283      3.64%     0.75%      4.65%
 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class        24,356      238.01       5,797,124      4.32%     0.75%      3.56%
 Fidelity VIP Money Market
   Portfolio - Initial Class             30,972      170.25       5,273,013      5.47%     0.75%      4.42%
 Fidelity VIP Overseas Portfolio -
   Initial Class                         68,736      347.89      23,912,244      3.36%     0.75%     16.43%
 MFS VIT Core Equity Series -
   Initial Class *                       84,684      139.91      11,848,299      0.35%     0.75%     10.31%
 MFS VIT Emerging Growth Series -
   Initial Class                        147,162      140.42      20,665,107      0.00%     0.75%     20.26%
 MFS VIT Investors Trust Series -
   Initial Class                         39,236      129.01       5,061,773      0.85%     0.75%      9.48%
 MFS VIT Research Series - Initial
   Class                                 65,980      134.64       8,883,295      0.71%     0.75%     12.35%
 MFS VIT Total Return Series -
   Initial Class                         57,260      170.83       9,781,589      2.65%     0.75%      3.43%
 MFS VIT Utilities Series -
   Initial Class                         69,229      285.28      19,749,835      0.97%     0.75%     26.94%

 2006
 Fidelity VIP Asset Manager
   Portfolio - Initial Class             89,262      283.83      25,334,952      2.74%     0.75%      6.52%
 Fidelity VIP Asset Manager:
   Growth Portfolio - Initial Class      59,402      212.52      12,623,953      2.03%     0.75%      6.19%
 Fidelity VIP Contrafund Portfolio
   - Initial Class                      179,149      386.63      69,263,854      1.28%     0.75%     10.88%
 Fidelity VIP Equity-Income
   Portfolio - Initial Class            148,334      521.34      77,332,428      3.28%     0.75%     19.30%
 Fidelity VIP Growth Portfolio -
   Initial Class                        219,352      386.17      84,707,209      0.39%     0.75%      6.05%
 Fidelity VIP High Income
   Portfolio - Initial Class             21,311      181.09       3,859,259      7.58%     0.75%     10.41%
 Fidelity VIP Index 500 Portfolio
   - Initial Class                      182,332      354.97      64,722,641      1.69%     0.75%     14.87%
 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class        26,917      229.83       6,186,282      4.03%     0.75%      3.57%
 Fidelity VIP Money Market
   Portfolio - Initial Class             30,716      163.05       5,008,133      4.82%     0.75%      4.09%
 Fidelity VIP Overseas Portfolio -
   Initial Class                         72,372      298.79      21,624,346      0.84%     0.75%     17.20%
 MFS VIT Capital Opportunities
   Series - Initial Class                92,719      126.83      11,759,592      0.44%     0.75%     12.95%
 MFS VIT Emerging Growth Series -
   Initial Class                        163,219      116.76      19,058,118      0.00%     0.75%      7.09%
 MFS VIT Investors Trust Series -
   Initial Class                         42,946      117.84       5,060,765      0.49%     0.75%     12.15%
 MFS VIT Research Series - Initial
   Class                                 74,213      119.83       8,893,042      0.50%     0.75%      9.65%
 MFS VIT Total Return Series -
   Initial Class                         60,382      165.16       9,972,676      2.29%     0.75%     11.06%
 MFS VIT Utilities Series -
   Initial Class                         71,460      224.75      16,060,345      1.92%     0.75%     30.29%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

                                  VUL-2 - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

 * Fund Name Changes
   2007
   -Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class
    changed its name to MFS VIT Core Equity Series - Initial Class.
   2008
   -Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.


                                  VUL-2 - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Events Related to AIG

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.
Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

                                  VUL-2 - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Events Related to AIG - Continued

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                                  VUL-2 - 19

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                        Page
                                                                                                       Numbers
                                                                                                       -------
Report of Independent Registered Public Accounting Firm...............................................    1

Consolidated Balance Sheets - December 31, 2010 and 2009.............................................. 2 to 3

Consolidated Statements of Income (Loss) - Years Ended December 31, 2010, 2009 and 2008...............    4

Consolidated Statements of Comprehensive Income (Loss) - Years Ended December 31, 2010, 2009 and 2008.    5

Consolidated Statements of Equity - Years Ended December 31, 2010, 2009 and 2008......................    6

Consolidated Statements of Cash Flows - Years Ended December 31, 2010, 2009 and 2008.................. 7 to 8

Notes to Consolidated Financial Statements............................................................ 9 to 67

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 29, 2011

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                                            December 31,
                                                                                                          -----------------
                                                                                                            2010     2009
                                                                                                          -------- --------
                                                                                                            (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value (amortized cost: 2010 - $52,299; 2009 -
     $49,015)                                                                                             $ 55,623 $ 49,381
   Hybrid securities, at fair value (cost: 2010 - $1; 2009 - $56)                                                1       55
   Fixed maturity securities, trading, at fair value                                                           499      308
   Equity securities, available for sale, at fair value (cost: 2010 - $38; 2009 - $70)                          68      122
   Equity securities, trading, at fair value                                                                     1        1
   Mortgage and other loans receivable, (net of allowance: 2010 - $190; 2009 - $145)                         6,089    6,310
   Policy loans                                                                                              1,775    1,853
   Investment real estate                                                                                       80       79
   Partnerships and other invested assets                                                                    3,132    2,553
   Aircraft (net of accumulated depreciation and impairment of: 2010 - $418; 2009 - $352)                      687      746
   Short-term investments                                                                                    7,108    6,581
   Derivative assets, at fair value                                                                             55       38
                                                                                                          -------- --------
Total investments                                                                                           75,118   68,027
Cash                                                                                                           114      121
Restricted cash                                                                                                 46       36
Investment in AIG (cost: 2010 - $10; 2009 - $10)                                                                 6        3
Accrued investment income                                                                                      837      766
Amounts due from related parties                                                                                37       29
Reinsurance receivables                                                                                      1,107    1,095
Deferred policy acquisition costs and value of business acquired                                             5,587    6,317
Deferred sales inducements                                                                                     218      216
Other assets                                                                                                   344      370
Separate account assets, at fair value                                                                      27,359   24,983
                                                                                                          -------- --------
TOTAL ASSETS                                                                                              $110,773 $101,963
                                                                                                          ======== ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                         December 31,
                                                                                      -------------------------------
                                                                                        2010             2009
                                                                                         --------         --------
                                                                                      (In Millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits                                                             $ 15,139         $ 14,564
   Policyholder contract deposits                                                       47,921           46,153
   Policy claims and benefits payable                                                      410              424
   Other policyholders' funds                                                            1,947            2,018
   Income taxes payable to parent                                                        2,075            1,608
   Amounts due to related parties                                                          425              182
   Derivative liabilities                                                                   94               42
   Other liabilities                                                                     1,064            1,258
   Separate account liabilities                                                         27,359           24,983
                                                                                         --------         --------
TOTAL LIABILITIES                                                                       96,434           91,232
                                                                                         --------         --------
Commitments and contingent liabilities (see Note 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding          1                1
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding            6                6
   Additional paid-in capital                                                           13,201           13,199
   Accumulated deficit                                                                  (1,105)          (3,087)
   Accumulated other comprehensive income                                                2,103              481
                                                                                         --------         --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                              14,206           10,600
                                                                                         --------         --------
NONCONTROLLING INTERESTS                                                                   133              131
                                                                                         --------         --------
TOTAL EQUITY                                                                            14,339           10,731
                                                                                         --------         --------
TOTAL LIABILITIES AND EQUITY                                                          $110,773         $101,963
                                                                                         ========         ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                         Years ended December 31,
                                                                                        -------------------------
                                                                                         2010     2009     2008
                                                                                        ------  -------  --------
                                                                                              (In Millions)
REVENUES:
   Premiums and other considerations                                                    $1,029  $ 1,038  $  1,818
   Net investment income                                                                 4,589    3,841     3,262
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities            (443)    (901)   (4,976)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in accumulated other comprehensive
         income                                                                            (48)    (196)       --
                                                                                        ------  -------  --------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income (loss)                                                  (491)  (1,097)   (4,976)
       Other realized investment gains (losses)                                            321     (161)   (8,192)
                                                                                        ------  -------  --------
          Total net realized investment losses                                            (170)  (1,258)  (13,168)
   Insurance charges                                                                       962    1,067       800
   Other                                                                                   775      585       869
                                                                                        ------  -------  --------
TOTAL REVENUES                                                                           7,185    5,273    (6,419)
                                                                                        ------  -------  --------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                 2,419    2,210     2,868
   Interest credited on policyholder contract deposits                                   1,860    1,843     1,775
   Amortization of deferred policy acquisition costs and value of business
     acquired                                                                              642      517       (29)
   Amortization of deferred sales inducements                                               17       13        (4)
   General and administrative expenses, net of deferrals                                   519      535       656
   Commissions, net of deferrals                                                           153      150       196
                                                                                        ------  -------  --------
TOTAL BENEFITS AND EXPENSES                                                              5,610    5,268     5,462
                                                                                        ------  -------  --------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                                        1,575        5   (11,881)
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                 153      (14)     (995)
   Deferred                                                                               (561)     205     1,216
                                                                                        ------  -------  --------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                                        (408)     191       221
                                                                                        ------  -------  --------
NET INCOME (LOSS)                                                                        1,983     (186)  (12,102)
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                             2       (6)       15
                                                                                        ------  -------  --------
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                       $1,981  $  (180) $(12,117)
                                                                                        ======  =======  ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                  Years ended December 31,
                                                                                 --------------------------
                                                                                   2010     2009     2008
                                                                                 -------  -------  --------
                                                                                        (In Millions)
NET INCOME (LOSS)                                                                $ 1,983  $  (186) $(12,102)
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments                                                    278      538        --
   Deferred income tax expense on above changes                                      (97)    (191)       --
   Net unrealized gains (losses) on all other invested assets arising during
     the current period - net of reclassification adjustments                      2,806    5,389    (1,842)
   Deferred income tax (expense) benefit on above changes                         (1,015)  (1,858)      648
   Adjustment to deferred policy acquisition costs and deferred sales
     inducements                                                                    (536)    (637)      362
   Deferred income tax (expense) benefit on above changes                            187      223      (127)
   Foreign currency translation adjustments                                           (1)       5         2
   Deferred income tax expense on above changes                                       --       (2)       (1)
                                                                                 -------  -------  --------
OTHER COMPREHENSIVE INCOME (LOSS)                                                  1,622    3,467      (958)
                                                                                 -------  -------  --------
COMPREHENSIVE INCOME (LOSS)                                                        3,605    3,281   (13,060)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                   2       (6)       15
                                                                                 -------  -------  --------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO AGL                                  $ 3,603  $ 3,287  $(13,075)
                                                                                 =======  =======  ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY

                                                                         Years ended December 31,
                                                                        --------------------------
                                                                          2010     2009     2008
                                                                        -------  -------  --------
                                                                               (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year                                 $     1  $     1  $      1
COMMON STOCK:
   Balance at beginning and end of year                                       6        6         6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                          13,199   11,941     3,696
       Capital contributions from Parent (see Note 12)                        2    1,286     8,245
       Other                                                                 --      (28)       --
                                                                        -------  -------  --------
   Balance at end of year                                                13,201   13,199    11,941
                                                                        -------  -------  --------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                                          (3,087)  (5,285)    6,832
       Cumulative effect of accounting change, net of tax                     1    2,378        --
       Net income (loss) attributable to AGL                              1,981     (180)  (12,117)
                                                                        -------  -------  --------
   Balance at end of year                                                (1,105)  (3,087)   (5,285)
                                                                        -------  -------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                             481   (1,343)     (385)
       Cumulative effect of accounting change, net of tax                    --   (1,643)       --
       Other comprehensive income (loss)                                  1,622    3,467      (958)
                                                                        -------  -------  --------
   Balance at end of year                                                 2,103      481    (1,343)
                                                                        -------  -------  --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY               14,206   10,600     5,320
                                                                        -------  -------  --------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                             131      137       122
       Net income (loss) attributable to noncontrolling interests             2       (6)       15
                                                                        -------  -------  --------
       Balance at end of year                                               133      131       137
                                                                        -------  -------  --------
TOTAL EQUITY                                                            $14,339  $10,731  $  5,457
                                                                        =======  =======  ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                            Years ended December 31,
                                                                                          ---------------------------
                                                                                            2010      2009     2008
                                                                                          --------  -------  --------
                                                                                                 (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                         $  1,983  $  (186) $(12,102)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited in policyholder contract deposits                                          1,860    1,843     1,775
Fees charged for policyholder contract deposits                                               (835)    (917)     (922)
Amortization of deferred policy acquisition costs and value of business acquired               642      539       (19)
Amortization of deferred sales inducements                                                      17       13        (4)
Net realized investment losses                                                                 183    1,249    13,168
Equity in (income) loss of partnerships and other invested assets                             (159)     168       453
Depreciation and amortization                                                                   28       31        31
Flight equipment depreciation                                                                   --       --        60
Amortization (accretion) of net premium/discount on investments                               (672)    (428)     (159)
Goodwill impairment                                                                             --       --        57
Provision for deferred income taxes                                                           (623)     (14)      (48)
CHANGE IN:
   Hybrid securities, at fair value                                                             54      (43)       80
   Trading securities, at fair value                                                          (191)      20       137
   Accrued investment income                                                                   (71)     (18)       (9)
   Amounts due to/from related parties                                                         283      (33)      636
   Reinsurance receivables                                                                     (12)      (3)       29
   Deferral of deferred policy acquisition costs and value of business acquired               (423)    (497)     (732)
   Deferral of sales inducements                                                                (6)     (12)      (63)
   Income taxes currently receivable/payable                                                   169      211       115
   Other assets                                                                                 11       23        82
   Future policy benefits                                                                      562      391     1,269
   Other policyholders' funds                                                                  (71)      45       105
   Other liabilities                                                                          (293)     176      (144)
Other, net                                                                                      72      (24)     (129)
                                                                                          --------  -------  --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                          $  2,508  $ 2,534  $  3,666
                                                                                          --------  -------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                                              $(11,505) $(7,785) $ (9,788)
   Equity securities                                                                            (4)      (1)      (89)
   Mortgage and other loans                                                                   (235)    (178)     (585)
   Flight equipment                                                                             --       --        (8)
   Other investments, excluding short-term investments                                      (4,493)  (3,182)   (4,564)
Sales of:
   Fixed maturity securities                                                                 6,224    4,621     7,620
   Equity securities                                                                            69       22       113
   Other investments, excluding short-term investments                                       3,763    2,934     3,447
Redemptions and maturities of:
   Fixed maturity securities                                                                 2,510    1,878     1,634
   Mortgage and other loans                                                                    426      399       465
   Other investments, excluding short-term investments                                         394      784       477
Purchases of property, equipment and software                                                  (17)      (5)      (20)
Sales of property, equipment and software                                                       --        2         2
Change in restricted cash                                                                       --       --       (29)
Change in short-term investments                                                              (517)  (3,387)   (2,448)
Change in securities lending collateral                                                         --       --    12,654
                                                                                          --------  -------  --------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                $ (3,385) $(3,898) $  8,881
                                                                                          --------  -------  --------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                               Years ended December 31,
                                                              --------------------------
                                                                2010     2009     2008
                                                              -------  -------  --------
                                                                     (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                 $ 4,369  $ 4,601  $  5,332
Policyholder account withdrawals                               (3,990)  (5,257)   (4,972)
Net exchanges to/(from) variable accounts                         599      714     1,031
Claims and annuity payments                                      (175)     (98)     (197)
Repayment of notes payable                                         --       --       (67)
Security deposits on flight equipment                              --       --        33
Change in securities lending payable                               --       --   (20,608)
Cash overdrafts                                                    67       (2)      (77)
Cash capital contribution from Parent Company                      --    1,280     7,004
                                                              -------  -------  --------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        $   870  $ 1,238  $(12,521)
                                                              -------  -------  --------
EFFECT OF EXCHANGE RATE CHANGES ON CASH                       $    --  $    --  $     --
INCREASE (DECREASE) IN CASH                                        (7)    (126)       26
CASH AT BEGINNING OF PERIOD                                       121      247       221
                                                              -------  -------  --------
CASH AT END OF PERIOD                                         $   114  $   121  $    247
                                                              =======  =======  ========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid                                  $    45  $    (3) $    122
Interest (received) paid                                      $    --  $    44  $      1
Non-cash activity:
Capital contribution in the form of securities                $     2  $    --  $  1,241
Sales inducements credited to policyholder contract deposits  $    37  $    43  $     42
Other various non-cash contributions                          $    --  $     6  $     --

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, indexed products, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC"), Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, healthcare, public sector, and not-for-profit organizations throughout the United States of America.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its business plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

On July 31, 2009, pursuant to a Stock Purchase Agreement dated June 12, 2009 and a Plan of Reorganization dated July 9, 2009, the Company entered into an affiliated transaction in which it purchased 100 percent of the outstanding stock of Pacific Union Assurance Company ("PACU"), a California domestic insurer, from its parent, Philippine American Life and General Insurance Company at a price of $22 million, representing the net book value of PACU. Effective December 31, 2009, PACU merged with AGL, the surviving entity.

In November 2009, AGL entered into an affiliated transaction in which it acquired 100 percent of the outstanding common stock of AIG Business Processing Services Inc. ("BPSI") from AIG Global Services Inc. at a price of $7 million, which represents the net book value of BPSI as of November 30, 2009. On December 12, 2009, BPSI was renamed Integra.

The Company's acquisitions of PACU and Integra from other affiliates represented transactions between entities under common control. Assets, liabilities, and equity transferred between entities under common control are accounted for at historical cost, while the aggregate purchase price represented a capital transaction that reduced additional paid-in capital by approximately $28 million. The accompanying consolidated financial statements include the financial position, operating results and cash flows of PACU and Integra for all periods presented.

Effective January 1, 2008, AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico"), a subsidiary of AIG, merged with AGL, the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The accompanying consolidated financial statements include the financial position, operating results and cash flows of AIG Puerto Rico for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity ("VIE") in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    .  goodwill impairment;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2010, the Company recorded the net effect of certain out of period adjustments which decreased pretax income for 2010 by $18 million. The out of period adjustments are primarily related to the effect of recording corrections to the valuation system extracts associated with a block of deferred annuities and accounting for restricted participating dividends for certain life insurance policies. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2010, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2010 out of period adjustments is as follows:

                                                   Total 2009 2008  Pre-2008
                                                   ----- ---- ----  --------
                                                         (In Millions)
Increase (decrease) to pretax income               $(18) $--  $(27)    $9

Management believes these errors are immaterial to the financial statements.

Consolidation of Variable Interest Entity

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Note 14). The business

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid securities instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and the timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount, whether attributed to credit or noncredit factors, was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The Company uses the carrying value as a practical expedient for fair value. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2010 and 2009, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

Aircraft

Aircraft owned by Castle 1 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss). See Note 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs of writing an insurance policy, including commissions, underwriting, and certain marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as VOBA.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts. DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the EGPs to date for each period. Similar to DAC, VOBA is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized gains (losses) in accumulated other comprehensive income (loss).

With respect to the variable annuity contracts of VALIC, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's direct variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policy holders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Separate account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss) and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income (loss).

GOODWILL

In 2008, the Company recorded a goodwill impairment charge of $57 million, which was primarily attributable to a decline in the estimated fair value of the Company due to the uncertain economic environment during the fourth quarter of that year. There was no goodwill on the consolidated balance sheets at December 31, 2010 or 2009.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the consolidated statements of income (loss).

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products intermittently from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMIB liability is included as part of future policy benefits and determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 9 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value.

The variable annuities with a GMWB feature are primarily sold through VALIC. VALIC began offering a GMWB feature on certain variable annuity products in the second quarter of 2006. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying contract holder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


First available in 2008, there is a GMWB rider that is available on certain equity indexed annuities which are not sold through VALIC. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity at the date of annuitization, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique used to measure the fair value of embedded derivatives was modified again in 2010, primarily to revise the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. The changes in fair value of the liability for GMWB are reported in net realized investment losses in the consolidated statements of income
(loss).

Equity indexed annuities and equity indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and indexed annuity and life contracts. During the fourth quarter of 2010, instead of using the interest rate swap curve, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. See Note 3 for additional disclosures on embedded policy derivatives.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income (loss).

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the consolidated statements of income
(loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in other revenue when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

    .  Interest income on policy loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the consolidated statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2010 or 2009.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Investments in Separate Accounts

In April 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation of an investment is required and the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

insurer's interest is through its general account in addition to any separate accounts. The new standard is effective for interim and annual periods beginning on January 1, 2011 for the Company. Earlier application is permitted. The Company adopted this new standard on January 1, 2011. The adoption of this new standard did not have a material effect on its consolidated financial condition, results of operations or cash flows.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has determined not to early adopt, but has not determined whether it will adopt this new standard prospectively or retrospectively. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its consolidated financial condition, results of operations and cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of Variable Interest Entities

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The new standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the new standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statement of income (loss) for the year ended December 31, 2008 has been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $735 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $2.4 billion and an increase to accumulated other comprehensive loss of $1.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $3.0 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                     (Increase) Decrease to Net Increase in the
                                              (Increase) Decrease to   Accumulated Other         Company's
                                               Accumulated Deficit     Comprehensive Loss   Shareholder's Equity
                                              ---------------------- ---------------------- --------------------
                                                                        (In Millions)
Net effect of the increase in amortized cost
  of available for sale fixed maturity
  securities                                          $3,033                $(3,033)                $ --
Net effect of related DAC, sales inducement
  assets and other insurance balances                   (493)                   493                   --
Net effect on deferred income tax assets                (162)                   897                  735
                                                      ------                -------                 ----
Net increase in the Company's shareholder's
  equity                                              $2,378                $(1,643)                $735
                                                      ======                =======                 ====

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009 the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for the Company. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements and Fair Value Option

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's consolidated financial condition, results of operations and cash flows were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in fixed maturity and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition, results of operations and cash flows were not material.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and futures and options contracts, most separate account assets and most mutual funds.

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain RMBS, CMBS and collateralized loan obligations/asset-backed securities (CLO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, securities purchased (sold) under agreements to resell (repurchase), mutual fund and hedge fund investments, and certain interest rate and currency derivative contracts.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS, and collateralized debt/asset-backed securities (CDO/ABS), corporate debt, certain municipal and sovereign debt, certain derivative contracts, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, which take into consideration all derivative positions with the Company, as well as cash collateral posted by the Company at the balance sheet date.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

A credit default swap ("CDS") is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the loss on that specified reference security. The present value of the amount of the periodic and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market- observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company's valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

Fixed Maturity Securities issued by Government Entities

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

Fixed Maturity Securities issued by Corporate Entities

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOs and other ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $350 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the New York Fed. The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of ML II as shown in the table below.

                                                             Fair Value Change
                                                             -----------------
                                                               (In Millions)
Twelve Months Ended December 31, 2010
Discount Rates
200 basis point increase                                           $ (53)
200 basis point decrease                                              61
400 basis point increase                                             (99)
400 basis point decrease                                             131
Estimated Future Cash Flows
10% increase                                                         113
10% decrease                                                        (118)
20% increase                                                         223
20% decrease                                                        (242)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair value of ML II is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Hedge Funds, Private Equity Funds and Other Investment Partnerships - Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge fund, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating LIBOR leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $66 million, which is partially offset by $7 million of DAC amortization.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2010

                                                                           Counterparty      Cash
                                                   Level 1 Level 2 Level 3  Netting (a) Collateral (b) Total Fair Value
                                                   ------- ------- ------- ------------ -------------- ----------------
                                                                              (In Millions)
ASSETS:
Fixed maturity securities, available for
  sale:
   U.S. government obligations                     $    -- $   467 $   --      $ --          $ --          $   467
   Foreign government                                   --     786     --        --            --              786
   States, territories & political
     subdivisions                                       --     595    229        --            --              824
   Corporate securities                                 --  41,993    755        --            --           42,748
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed securities           --   4,506  1,862        --            --            6,368
       Commercial mortgage-backed securities            --     565  1,743        --            --            2,308
       Collateralized debt obligation /
         Asset backed securities                        --     822  1,300        --            --            2,122
                                                   ------- ------- ------      ----          ----          -------
Total fixed maturity securities, available
  for sale                                              --  49,734  5,889        --            --           55,623
                                                   ------- ------- ------      ----          ----          -------
Hybrid securities:
   Mortgage-backed, asset-backed and
     collateralized:
       Commercial mortgage-backed securities            --      --      1        --            --                1
                                                   ------- ------- ------      ----          ----          -------
Total hybrid securities                                 --      --      1        --            --                1
                                                   ------- ------- ------      ----          ----          -------
Fixed maturity securities, trading:
   Corporate securities                                 --       4     --        --            --                4
   Mortgage-backed, asset-backed and
     collateralized:
       Commercial mortgage-backed securities            --      --     19        --            --               19
       Collateralized debt obligation /
         Asset backed securities                        --      --    476        --            --              476
                                                   ------- ------- ------      ----          ----          -------
Total fixed maturity securities, trading                --       4    495        --            --              499
                                                   ------- ------- ------      ----          ----          -------
Equity securities, available for sale:
   Common stocks                                         8       3     23        --            --               34
   Preferred stocks                                     --       6     28        --            --               34
                                                   ------- ------- ------      ----          ----          -------
Total equity securities, available for sale              8       9     51        --            --               68
                                                   ------- ------- ------      ----          ----          -------
Equity securities, trading:
   Common stocks                                        --      --      1        --            --                1
                                                   ------- ------- ------      ----          ----          -------
Total equity securities, trading                        --      --      1        --            --                1
                                                   ------- ------- ------      ----          ----          -------
Partnerships and other invested assets                   3     275  1,149        --            --            1,427
Short-term investments                                  21   3,749     --        --            --            3,770
Derivative assets:
   Interest rate contracts                              --      36     --        --            --               36
   Foreign exchange contracts                           14      30     --        --            --               44
   Equity contracts                                      8      31      7        --            --               46
   Counterparty netting and cash collateral             --      --     --       (48)          (23)             (71)
                                                   ------- ------- ------      ----          ----          -------
Total derivative assets                                 22      97      7       (48)          (23)              55
                                                   ------- ------- ------      ----          ----          -------
Separate account assets                             27,056     303     --        --            --           27,359
                                                   ------- ------- ------      ----          ----          -------
       Total                                       $27,110 $54,171 $7,593      $(48)         $(23)         $88,803
                                                   ======= ======= ======      ====          ====          =======
LIABILITIES:
Policyholder contract deposits                     $    -- $    -- $  239      $ --          $ --          $   239
Derivative liabilities:
   Interest rate contracts                              --      12     --        --            --               12
   Foreign exchange contracts                           14     110     --        --            --              124
   Equity contracts                                     --       6     --        --            --                6
   Counterparty netting and cash collateral             --      --     --       (48)           --              (48)
                                                   ------- ------- ------      ----          ----          -------
Total derivative liabilities                            14     128     --       (48)           --               94
                                                   ------- ------- ------      ----          ----          -------
       Total                                       $    14 $   128 $  239      $(48)         $ --          $   333
                                                   ======= ======= ======      ====          ====          =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2009

                                                                           Counterparty      Cash
                                                   Level 1 Level 2 Level 3  Netting (a)  Collateral (b) Total Fair Value
                                                   ------- ------- ------- ------------ --------------- ----------------
                                                                               (In Millions)
ASSETS:
Fixed maturity securities, available for
  sale:
   U.S. government obligations                     $    -- $   413 $   --      $ --           $--           $   413
   Foreign government                                   --     620     --        --            --               620
   States, territories & political
     subdivisions                                       --     359    113        --            --               472
   Corporate securities                                 --  34,614  1,632        --            --            36,246
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed securities           --   6,052  1,871        --            --             7,923
       Commercial mortgage-backed securities            --     589  1,133        --            --             1,722
       Collateralized debt obligation / Asset
   backed securities                                    --     748  1,237        --            --             1,985
                                                   ------- ------- ------      ----           ---           -------
Total fixed maturity securities, available
  for sale                                              --  43,395  5,986        --            --            49,381
                                                   ------- ------- ------      ----           ---           -------
Hybrid securities:
   Foreign government                                   --       2     50        --            --                52
   Corporate securities                                 --      --      3        --            --                 3
                                                   ------- ------- ------      ----           ---           -------
Total hybrid securities                                 --       2     53        --            --                55
                                                   ------- ------- ------      ----           ---           -------
Fixed maturity securities, trading:
   Corporate securities                                 --       4     --        --            --                 4
   Mortgage-backed, asset-backed and
     collateralized:
       Commercial mortgage-backed securities            --      30      8        --            --                38
       Collateralized debt obligation / Asset
   backed securities                                    --      --    266        --            --               266
                                                   ------- ------- ------      ----           ---           -------
Total fixed maturity securities, trading                --      34    274        --            --               308
                                                   ------- ------- ------      ----           ---           -------
Equity securities, available for sale:
   Common stocks                                        79      --     12        --            --                91
   Preferred stocks                                     --       8     23        --            --                31
                                                   ------- ------- ------      ----           ---           -------
Total equity securities, available for sale             79       8     35        --            --               122
                                                   ------- ------- ------      ----           ---           -------
Equity securities, trading:
   Common stocks                                        --      --      1        --            --                 1
                                                   ------- ------- ------      ----           ---           -------
Total equity securities, trading                        --      --      1        --            --                 1
                                                   ------- ------- ------      ----           ---           -------
Partnerships and other invested assets                  16     287    749        --            --             1,052
Short-term investments                                  30   4,863     --        --            --             4,893
Derivative assets                                       11      60      7       (37)           (3)               38
Separate account assets                             24,978       5     --        --            --            24,983
                                                   ------- ------- ------      ----           ---           -------
       Total                                       $25,114 $48,654 $7,105      $(37)          $(3)          $80,833
                                                   ======= ======= ======      ====           ===           =======
LIABILITIES:
Policyholder contract deposits                     $    -- $    -- $  240      $ --           $--           $   240
Derivative liabilities                                  --      79     --       (37)           --                42
                                                   ------- ------- ------      ----           ---           -------
       Total                                       $    -- $    79 $  240      $(37)          $--           $   282
                                                   ======= ======= ======      ====           ===           =======

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b) Represents cash collateral posted and received.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2010 and 2009, Level 3 assets were 6.9 percent and 7.0 percent of total assets, respectively, and Level 3 liabilities were 0.2 percent and 0.3 percent of total liabilities, respectively.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2010 and 2009:

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                     Changes in
                                                 Net Realized                                                        Unrealized
                                                and Unrealized  Accumulated                                        Gains (Losses)
                                    Balance at  Gains (Losses)     Other        Purchases,              Balance at on Instruments
Twelve Months Ended                Beginning of  included in   Comprehensive Sales, Issuances    Net      End of   Held at End of
December 31, 2010                     Period      Income (a)   Income (Loss) and Settlements  Transfers   Period       Period
-------------------                ------------ -------------- ------------- ---------------- --------- ---------- --------------
                                                                           (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political subdivisions           $  113        $  --         $   (2)         $ 147         $ (29)    $  229        $--
   Corporate securities                1,632          (35)            61            (11)         (892)       755         --
Mortgage-backed, asset-backed
  and collateralized:
       Residential
         mortgage-backed
         securities                    1,871          (15)           210           (521)          317      1,862         --
       Commercial
         mortgage-backed
         securities                    1,133         (354)           970           (132)          126      1,743         --
       Collateralized debt
         obligation / Asset
         backed securities             1,237           53             71           (232)          171      1,300         --
                                      ------        -----         ------          -----         -----     ------        ---
Total fixed maturity
  securities, available for
  sale                                 5,986         (351)         1,310           (749)         (307)     5,889         --
                                      ------        -----         ------          -----         -----     ------        ---
Hybrid securities:
   Foreign government                     50           --             --            (50)           --         --         --
   Corporate securities                    3           --             --             (3)           --         --         --
   Mortgage-backed,
     asset-backed and
     collateralized:
       Commercial
         mortgage-backed
         securities                       --           --             --              1            --          1         --
                                      ------        -----         ------          -----         -----     ------        ---
Total hybrid securities                   53           --             --            (52)           --          1         --
                                      ------        -----         ------          -----         -----     ------        ---
Fixed maturity securities,
  trading:
   Mortgage-backed,
     asset-backed and
     collateralized:
       Commercial
         mortgage-backed
         securities                        8           11             --            (34)           34         19         --
       Collateralized debt
         obligation / Asset
         backed securities               266          175             --             35            --        476         86
                                      ------        -----         ------          -----         -----     ------        ---
Total fixed maturity
  securities, trading                    274          186             --              1            34        495         86
                                      ------        -----         ------          -----         -----     ------        ---
Equity securities, available
  for sale:
   Common stocks                          12           (1)            11              3            (2)        23         --
   Preferred stocks                       23           (2)             3              3             1         28         --
                                      ------        -----         ------          -----         -----     ------        ---
Total equity securities,
  available for sale                      35           (3)            14              6            (1)        51         --
                                      ------        -----         ------          -----         -----     ------        ---
Equity securities, trading:
   Common stocks                           1           --             --             --            --          1         --
                                      ------        -----         ------          -----         -----     ------        ---
Total equity securities,
  trading                                  1           --             --             --            --          1         --
                                      ------        -----         ------          -----         -----     ------        ---
Partnerships and other
  invested assets                        749          (32)           143            215            74      1,149         --
                                      ------        -----         ------          -----         -----     ------        ---
Total derivative assets, net               7           (4)            --              4            --          7         (3)
                                      ------        -----         ------          -----         -----     ------        ---
       Total                          $7,105        $(204)        $1,467          $(575)        $(200)    $7,593        $83
                                      ------        -----         ------          -----         -----     ------        ---
LIABILITIES:
Policyholder contract deposits        $  240        $ (42)        $   --          $  41         $  --     $  239        $--

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                    Changes in
                                                 Net Realized                Purchases,                             Unrealized
                                                and Unrealized  Accumulated    Sales,                             Gains (Losses)
                                    Balance at  Gains (Losses)     Other      Issuances                Balance at on Instruments
Twelve Months Ended                Beginning of  included in   Comprehensive     and                     End of   Held at End of
December 31, 2009                     Period      Income (a)   Income (Loss) Settlements Net Transfers   Period       Period
-------------------                ------------ -------------- ------------- ----------- ------------- ---------- --------------
                                                                           (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political subdivisions           $   92        $  --         $   (1)       $  41        $ (19)      $  113       $  --
   Corporate securities                2,089           16            569         (423)        (619)       1,632          --
   Mortgage-backed,
     asset-backed and
     collateralized:
       Residential
         mortgage-backed
         securities                    1,811         (181)           213          (47)          75        1,871          --
       Commercial
         mortgage-backed
         securities                      574         (220)           310         (124)         593        1,133          --
       Collateralized debt
         obligation / Asset
   backed securities                     748          (17)           236           43          227        1,237          --
                                      ------        -----         ------        -----        -----       ------       -----
Total fixed maturity
  securities, available for
  sale                                 5,314         (402)         1,327         (510)         257        5,986          --
                                      ------        -----         ------        -----        -----       ------       -----
Hybrid securities:
   Foreign government                     --           --              1           --           49           50          --
   Corporate securities                   --           --             --           --            3            3          --
                                      ------        -----         ------        -----        -----       ------       -----
Total hybrid securities                   --           --              1           --           52           53          --
                                      ------        -----         ------        -----        -----       ------       -----
Fixed maturity securities,
  trading:
   Mortgage-backed,
     asset-backed and
     collateralized:
       Commercial
         mortgage-backed
         securities                        4            1             --           --            3            8           2
       Collateralized debt
         obligation / Asset
         backed securities               274          (22)            --           14           --          266         (22)
                                      ------        -----         ------        -----        -----       ------       -----
Total fixed maturity
  securities, trading                    278          (21)            --           14            3          274         (20)
                                      ------        -----         ------        -----        -----       ------       -----
Equity securities, available
  for sale:
   Common stocks                          11           (7)             6            2           --           12          --
   Preferred stocks                       21           (3)             8           --           (3)          23          --
                                      ------        -----         ------        -----        -----       ------       -----
Total equity securities,
  available for sale                      32          (10)            14            2           (3)          35          --
                                      ------        -----         ------        -----        -----       ------       -----
Equity securities, trading:
   Common stocks                           1           --             --           --           --            1          --
                                      ------        -----         ------        -----        -----       ------       -----
Total equity securities,
  trading                                  1           --             --           --           --            1          --
                                      ------        -----         ------        -----        -----       ------       -----
Partnerships and other
  invested assets                        813         (102)           (10)          42            6          749          --
Derivative assets                          7           --             --           --           --            7          --
                                      ------        -----         ------        -----        -----       ------       -----
       Total                          $6,445        $(535)        $1,332        $(452)       $ 315       $7,105       $ (20)
                                      ------        -----         ------        -----        -----       ------       -----
LIABILITIES:
Policyholder contract deposits        $  408        $(156)        $   (8)       $  (4)       $  --       $  240       $(148)
                                      ------        -----         ------        -----        -----       ------       -----
       Total                          $  408        $(156)        $   (8)       $  (4)       $  --       $  240       $(148)
                                      ------        -----         ------        -----        -----       ------       -----

(a) Net realized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                                                Gross     Gross      Net
                                              Transfers Transfers Transfers
At December 31, 2010                             In       (Out)   In (Out)
--------------------                          --------- --------- ---------
                                                      (In Millions)
ASSETS:
   Obligations of states, municipalities and
     political subdivisions                    $   --    $   (29)   $ (29)
   Corporate securities                           452     (1,344)    (892)
   RMBS                                           336        (19)     317
   CMBS                                           175        (15)     160
   CDO/ABS                                        484       (313)     171
   Equity securities                                2         (3)      (1)
   Partnerships and other invested assets         245       (171)      74
                                               ------    -------    -----
Total assets                                   $1,694    $(1,894)   $(200)
                                               ======    =======    =====

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $1.7 billion of assets consisting of certain ABS, CMBS and RMBS, private placement corporate debt and investment partnerships. The transfers into Level 3 related to investments in ABS, RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Investment partnerships transferred into Level 3 primarily consisted of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $1.9 billion of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in private placement corporate debt, investments in certain ABS, RMBS, CMBS and CDOs and certain investment partnerships. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Similarly, transfers out of Level 3 for CMBS and CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for both the CMBS and CDO investments were primarily due to increased observations of market transactions and price information for those securities. Certain investment partnerships were transferred out of Level 3 primarily due to the availability of information related to the underlying assets of these funds.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                         December 31, 2010       December 31, 2009
                                                      ----------------------- -----------------------
                                                      Fair Value              Fair Value
                                                       Using Net   Unfunded    Using Net   Unfunded
                                                      Asset Value Commitments Asset Value Commitments
                                                      ----------- ----------- ----------- -----------
                                                                       (In Millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout    Debt and/or equity               $  444       $202        $309        $299
                       investments made as part of a
                       transaction in which assets
                       of mature companies are
                       acquired from the current
                       shareholders, typically with
                       the use of financial leverage.
   Non-U.S.            Investments that focus               19         23          23          11
                       primarily on Asian and
                       European based buyouts,
                       expansion capital, special
                       situations, turnarounds,
                       venture capital, mezzanine
                       and distressed opportunities
                       strategies.
   Venture capital     Early-stage, high-potential,         13          8           9           3
                       growth companies expected to
                       generate a return through an
                       eventual realization event,
                       such as an initial public
                       offering or sale of the
                       company.
   Fund of funds       Funds that invest in other           23         --          27          --
                       funds, which invest in
                       various diversified
                       strategies.
   Distressed          Securities of companies that         97         19          79          31
                       are already in default, under
                       bankruptcy protection, or
                       troubled.
   Other               Real estate, energy,                316        137         264         178
                       multi-strategy, mezzanine,
                       and industry-focused
                       strategies.
                                                        ------       ----        ----        ----
Total private equity                                       912        389         711         522
  funds
                                                        ------       ----        ----        ----
Hedge funds:
   Event-driven        Securities of companies             178         --         113          --
                       undergoing material
                       structural changes, including
                       mergers, acquisitions and
                       other reorganizations.
   Long-short          Securities that the manager          66         --         119          --
                       believes are undervalued,
                       with corresponding short
                       positions to hedge market
                       risk.
   Distressed          Securities of companies that        162         20          32          --
                       are already in default, under
                       bankruptcy protection or
                       troubled.
   Other               Non-U.S. companies, futures          79         --          23          --
                       and commodities, macro and
                       multi-strategy and
                       industry-focused strategies.
                                                        ------       ----        ----        ----
Total hedge funds                                          485         20         287          --
                                                        ------       ----        ----        ----
Total                                                   $1,397       $409        $998        $522
                                                        ======       ====        ====        ====

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 7 percent of the total above had expected remaining lives of less than three years, 57 percent between 3 and 7 years and 36 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, hedge fund investments included above are redeemable quarterly (66 percent), semi-annually (21 percent) and annually (13 percent), with redemption notices ranging from 30 days to 180 days. More than 93 percent require redemption notices of less than 90 days. Investments representing approximately 73 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

include various restrictions. The majority of these restrictions were put in place in 2008 and do not have stated end dates. The remaining restrictions, which have pre-defined end dates, are generally expected to be lifted by the end of 2011. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investments. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for other invested assets.

Mortgage and other loans. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $174 million, $(22) million and $(76) million in the years ended December 31, 2010, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy loans

The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments:

                                                         2010             2009
                                                   ---------------- ----------------
                                                   Carrying  Fair   Carrying  Fair
                                                    Amount   Value   Amount   Value
                                                   -------- ------- -------- -------
                                                             (In Millions)
ASSETS
Fixed maturity securities, available for sale      $55,623  $55,623 $49,381  $49,381
Hybrid securities                                        1        1      55       55
Fixed maturity securities, trading                     499      499     308      308
Equity securities, available for sale                   68       68     122      122
Equity securities, trading                               1        1       1        1
Mortgage and other loans receivable                  6,089    6,373   6,310    6,180
Policy loans                                         1,775    1,775   1,853    1,853
Partnerships and other invested assets               3,132    3,132   2,553    2,553
Short-term investments                               7,108    7,108   6,581    6,581
Derivative assets                                       55       55      38       38
Investment in AIG                                        6        6       3        3
Separate account assets                             27,359   27,359  24,983   24,983
LIABILITIES
Policyholder contract deposits (a)                  40,356   44,542  38,472   40,770
Derivative liabilities                                  94       94      42       42

(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                              Other-Than-
                                                                       Cost or    Gross      Gross             Temporary
                                                                      Amortized Unrealized Unrealized  Fair   Impairments
                                                                        Cost      Gains      Losses    Value  in AOCI (a)
                                                                      --------- ---------- ---------- ------- -----------
                                                                                         (In Millions)
December 31, 2010
Fixed maturities
   U.S. government obligations                                         $   413    $   54    $    --   $   467    $  --
   Foreign government                                                      705        83         (2)      786       --
   States, territories & political subdivisions                            849         8        (33)      824       --
   Corporate securities                                                 38,943     3,641       (391)   42,193       22
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities                            6,426       259       (317)    6,368     (140)
       Commercial mortgage-backed securities                             2,257       257       (206)    2,308      (32)
       Collateralized debt obligation / Asset backed securities          2,147       123       (148)    2,122      (44)
   Affiliated securities                                                   559        --         (4)      555       --
                                                                       -------    ------    -------   -------    -----
Total fixed maturities                                                  52,299     4,425     (1,101)   55,623     (194)
Equity securities:
   Common stocks                                                            13        20         --        33       --
   Preferred stocks                                                         25        11         (1)       35       --
                                                                       -------    ------    -------   -------    -----
Total equity securities                                                     38        31         (1)       68       --
Investment in AIG                                                           10        --         (4)        6       --
                                                                       -------    ------    -------   -------    -----
Total                                                                  $52,347    $4,456    $(1,106)  $55,697    $(194)
                                                                       =======    ======    =======   =======    =====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                              Other-Than-
                                                                       Cost or    Gross      Gross             Temporary
                                                                      Amortized Unrealized Unrealized  Fair   Impairments
                                                                        Cost      Gains      Losses    Value  in AOCI (a)
                                                                      --------- ---------- ---------- ------- -----------
                                                                                         (In Millions)
December 31, 2009
Fixed maturities
   U.S. government obligations                                         $   394    $   29    $   (10)  $   413    $  --
   Foreign government                                                      568        59         (7)      620       --
   States, territories & political subdivisions                            494         3        (25)      472       --
   Corporate securities                                                 33,846     2,579       (731)   35,694       19
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities                            8,440       321       (838)    7,923     (218)
       Commercial mortgage-backed securities                             2,607        61       (946)    1,722     (285)
       Collateralized debt obligation / Asset backed securities          2,100       176       (292)    1,984      (30)
   Affiliated securities                                                   566        --        (13)      553       --
                                                                       -------    ------    -------   -------    -----
Total fixed maturities                                                  49,015     3,228     (2,862)   49,381     (514)
Equity securities:
   Common stocks                                                            44        49         (2)       91       --
   Preferred stocks                                                         26         7         (2)       31       --
                                                                       -------    ------    -------   -------    -----
Total equity securities                                                     70        56         (4)      122       --
Investment in AIG                                                           10         1         (8)        3       --
                                                                       -------    ------    -------   -------    -----
Total                                                                  $49,095    $3,285    $(2,874)  $49,506    $(514)
                                                                       =======    ======    =======   =======    =====

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                     Less than 12 Months      12 Months or More             Total
                                                   ----------------------  ----------------------  -----------------------
                                                   Fair   Gross Unrealized Fair   Gross Unrealized  Fair   Gross Unrealized
December 31, 2010                                  Value       Losses      Value       Losses       Value       Losses
-----------------                                  ------ ---------------- ------ ---------------- ------- ----------------
                                                                                (In Millions)
Fixed maturities
   Foreign government                              $  100     $    (2)     $   --     $    --      $   100     $    (2)
   States, territories & political
     subdivisions                                     492         (23)         50         (10)         542         (33)
   Corporate securities                             5,136        (199)      1,612        (192)       6,748        (391)
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed securities       1,368         (27)      1,353        (290)       2,721        (317)
       Commercial mortgage-backed securities          203          (5)        876        (201)       1,079        (206)
       Collateralized debt obligation /
         Asset backed securities                      618         (47)        497        (101)       1,115        (148)
   Affiliated securities                               --          --          23          (4)          23          (4)
                                                   ------     -------      ------     -------      -------     -------
Total fixed maturities                              7,917        (303)      4,411        (798)      12,328      (1,101)
Equity securities:
   Common stocks                                        1          --          --          --            1          --
   Preferred stocks                                     4          (1)         --          --            4          (1)
                                                   ------     -------      ------     -------      -------     -------
Total equity securities                                 5          (1)         --          --            5          (1)
Investment in AIG                                      --          --           6          (4)           6          (4)
                                                   ------     -------      ------     -------      -------     -------
Total                                              $7,922     $  (304)     $4,417     $  (802)     $12,339     $(1,106)
                                                   ======     =======      ======     =======      =======     =======

                                                     Less than 12 Months      12 Months or More             Total
                                                   ----------------------  ----------------------  -----------------------
                                                   Fair   Gross Unrealized Fair   Gross Unrealized  Fair   Gross Unrealized
December 31, 2009                                  Value       Losses      Value       Losses       Value       Losses
-----------------                                  ------ ---------------- ------ ---------------- ------- ----------------
                                                                                (In Millions)
Fixed maturities
   U.S. government obligations                     $  231     $   (10)     $   --     $    --      $   231     $   (10)
   Foreign government                                  65          (5)         21          (2)          86          (7)
   States, territories & political
     subdivisions                                     352         (14)         41         (11)         393         (25)
   Corporate securities                             5,988        (329)      3,859        (402)       9,847        (731)
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed securities       1,053        (461)      1,761        (377)       2,814        (838)
       Commercial mortgage-backed securities          881        (789)        416        (157)       1,297        (946)
       Collateralized debt obligation /
         Asset backed securities                      348        (241)        489         (51)         837        (292)
   Affiliated securities                               --          --          22         (13)          22         (13)
                                                   ------     -------      ------     -------      -------     -------
Total fixed maturities                              8,918      (1,849)      6,609      (1,013)      15,527      (2,862)
Equity securities:
   Common stocks                                        7          (2)         --          --            7          (2)
   Preferred stocks                                     6          (2)         --          --            6          (2)
                                                   ------     -------      ------     -------      -------     -------
Total equity securities                                13          (4)         --          --           13          (4)
Investment in AIG                                      --          --           1          (8)           1          (8)
                                                   ------     -------      ------     -------      -------     -------
Total                                              $8,931     $(1,853)     $6,610     $(1,021)     $15,541     $(2,874)
                                                   ======     =======      ======     =======      =======     =======

As of December 31, 2010, the Company held 1,083 individual fixed maturity and equity securities that were in an unrealized loss position, of which 515 individual securities were in a continuous unrealized loss position for twelve months or more.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010:

                                                             Total Fixed Maturity Available
                                                             for Sale Securities
                                                             ------------------------------
                                                             Amortized         Fair
                                                               Cost            Value
                                                             ---------           -------
                                                               (In Millions)
Due in one year or less                                       $ 1,253         $ 1,277
Due after one year through five years                           6,140           6,647
Due after five years through ten years                         13,110          13,988
Due after ten years                                            20,966          22,913
Mortgage-backed, asset-backed and collateralized securities    10,830          10,798
                                                              -------            -------
Total fixed maturity securities available for sale            $52,299         $55,623
                                                              =======            =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2010, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. This investment was in a short-term money market investment of $6.8 billion. In 2009, there was one investment exceeding 10 percent, which was a short-term money market investment.

Total carrying values of bonds, at amortized cost deposited with regulatory authorities in accordance with statutory requirements were $46 million and $47 million at December 31, 2010 and 2009, respectively.

Trading Securities

ML II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009 and 2008 were $193 million, $(3) million, and $(124) million, respectively.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial mortgage loan exposure of $6.2 billion, with $6.1 billion representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $19 million are secured predominantly by properties in Canada.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California        77      $1,246     $ 62    $  522  $   66     $270      $247   $ 79     20.2%
New York          44         812      128       527     102       21        10     24     13.2%
New Jersey        36         720      348       161     186        5        --     20     11.7%
Florida           49         496       24       174     124       82        21     71      8.0%
Texas             30         443       21       194      64      106        48     10      7.2%
Other states     239       2,449      394       928     591      226       138    172     39.7%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
   Total         475      $6,166     $977    $2,506  $1,133     $710      $464   $376    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

* Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                        2010  2009  2008
                                       -----  ----  ----
                                         (In Millions)
Allowance, beginning of year           $ 145  $  6  $--
   Additions to allowance for losses     151   165    6
   Charge-offs, net of recoveries       (106)  (26)  --
                                       -----  ----  ---
Allowance, end of year                 $ 190  $145  $ 6
                                       =====  ====  ===

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's impaired mortgage loans are as follows:

                                              2010  2009  2008
                                              ----  ----  ----
                                               (In Millions)
Impaired loans with valuation allowances      $319  $245  $ 9
Impaired loans without valuation allowances     59   105   --
                                              ----  ----  ---
   Total impaired loans                        378   350    9
Less: Valuation allowances on impaired loans   (71)  (84)  (6)
                                              ----  ----  ---
   Impaired loans, net                        $307  $266  $ 3
                                              ====  ====  ===

The Company recognized $17 million and $20 million in interest income on the above impaired mortgage loans for the years ended December 31, 2010 and 2009, respectively. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2008.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2010    2009    2008
                                            ------  ------  ------
                                                 (In Millions)
Investment income:
   Fixed maturities                         $3,922  $3,460  $2,978
   Equity securities                             2       3       5
   Mortgage and other loans                    392     434     456
   Policy loans                                102     110     113
   Investment real estate                       24      30      30
   Partnerships and other invested assets      198    (154)   (469)
   Securities Lending                           --       2     141
   Other investment income                      20      24      67
                                            ------  ------  ------
Gross investment income                      4,660   3,909   3,321
Investment expenses                            (71)    (68)    (59)
                                            ------  ------  ------
Net investment income                       $4,589  $3,841  $3,262
                                            ======  ======  ======

The carrying value of investments that produced no investment income during 2010 was $554 million, which is less than 0.8 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                                                        2010    2009     2008
                                                                                                       -----  -------  --------
                                                                                                             (In Millions)
Sales of fixed maturity securities, available for sale:
   Gross gains                                                                                         $ 444  $   716  $  1,622
   Gross losses                                                                                          (32)    (493)   (2,287)
Sales of equity securities, available for sale:
   Gross gains                                                                                            38       12        18
   Gross losses                                                                                           (1)      (3)       (2)
Partnerships and other invested assets:
   Gross gains                                                                                            40       21       111
   Gross losses                                                                                         (158)    (188)      (38)
Derivatives:
   Gross gains                                                                                           308      296       233
   Gross losses                                                                                         (280)    (393)     (637)
Securities lending collateral, including other-than-temporary impairments                                 75       12    (7,352)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for sale securities                              (443)    (901)   (4,792)
   Portion of other-than-temporary impairments on available for sale fixed maturity securities
     recognized in accumulated other comprehensive income                                                (48)    (196)       --
                                                                                                       -----  -------  --------
Net other-than-temporary impairments on available for sale securities recognized in net income (loss)   (491)  (1,097)   (4,792)
Other-than-temporary impairments on all other investments                                               (113)    (141)      (44)
                                                                                                       -----  -------  --------
Net realized investment losses before taxes                                                            $(170) $(1,258) $(13,168)
                                                                                                       =====  =======  ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                                           Twelve Months Nine Months
                                                                                               Ended        Ended
                                                                                           December 31,  December 31,
                                                                                               2010          2009
                                                                                           ------------- ------------
                                                                                                 (In Millions)
Balance, beginning of year                                                                    $1,753        $   --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of new
     other-than-temporary impairment standard                                                     --         1,495
   Credit impairments on new securities subject to impairment losses                             255            86
   Additional credit impairments on previously impaired securities                               362           430
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell                                                                        (140)         (193)
   Credit impaired securities for which there is a current intent or anticipated
     requirement to sell                                                                          (4)           --
   Accretion on securities previously impaired due to credit                                     (70)          (65)
   Other                                                                                         (18)           --
                                                                                              ------        ------
Balance, end of year                                                                          $2,138        $1,753
                                                                                              ======        ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                                      Derivative Assets Derivative Liabilities
                                                                                      ---------------   ---------------------
                                                                                       Notional   Fair   Notional     Fair
                                                                                      Amount (a)  Value Amount (a)    Value
                                                                                      ----------  ----- ----------    -----
                                                                                                (In Millions)
December 31, 2010
Derivatives not designated as hedging instruments:
   Interest rate contracts                                                              $  447    $ 36    $  483      $ 12
   Foreign exchange contracts                                                              311      44       482       124
   Equity contracts                                                                      2,419      46       108         6
   Other contracts                                                                          --      --     2,675       239
                                                                                        ------    ----    ------      ----
Total derivatives, gross                                                                $3,177     126    $3,748       381
                                                                                        ======    ----    ======      ----
   Counterparty netting (b)                                                                        (48)                (48)
   Cash collateral                                                                                 (23)                 --
                                                                                                  ----                ----
Total derivatives, net                                                                              55                 333
                                                                                                  ----                ----
Less: Bifurcated embedded derivatives                                                               --                 239
                                                                                                  ----                ----
Total derivatives on balance sheets                                                               $ 55                $ 94
                                                                                                  ====                ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                    Derivative Assets Derivative Liabilities
                                                    ---------------   ---------------------
                                                     Notional   Fair   Notional     Fair
                                                    Amount (a)  Value Amount (a)    Value
                                                    ----------  ----- ----------    -----
                                                              (In Millions)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $  700    $ 29    $  423      $ 18
   Foreign exchange contracts                            282      26       533        60
   Equity contracts                                    2,100      23         3         1
   Other contracts                                        --      --     2,201       240
                                                      ------    ----    ------      ----
Total derivatives, gross                              $3,082      78    $3,160       319
                                                      ======    ----    ======      ----
   Counterparty netting (b)                                      (37)                (37)
   Cash collateral                                                (3)                 --
                                                                ----                ----
Total derivatives, net                                            38                 282
                                                                ----                ----
Less: Bifurcated embedded derivatives                             --                 240
                                                                ----                ----
Total derivatives on balance sheets                             $ 38                $ 42
                                                                ====                ====

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b) Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issued certain indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                   2010   2009   2008
                                                   ----  -----  -----
                                                      (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                         $ 20  $  (8) $  27
   Foreign exchange contracts                       (55)  (111)   206
   Equity contracts                                  31   (131)    95
   Other contracts                                   32    153   (732)
                                                   ----  -----  -----
Total                                              $ 28  $ (97) $(404)
                                                   ====  =====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and 2009, the Company had $58 million of net derivative liabilities and $22 million of net derivative assets, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $43 million and $12 million at December 31, 2010 and 2009, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                       At December 31,
                ----------------------------------------------------
                VIE Assets VIE Liabilities Off-Balance Sheet Exposure
                ---------  --------------- --------------------------
                2010  2009 2010    2009    2010          2009
                ----  ---- ----    ----    ----          ----
                        (In Millions)
Castle 1 Trust  $871  $908 $486    $528    $--           $--

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                              Maximum Exposure to Loss
                                            -----------------------------
                                  Total VIE On-Balance Off-Balance
                                   Assets     Sheet       Sheet    Total
                                  --------- ---------- ----------- ------
                                               (In Millions)
December 31, 2010
Real estate and investment funds   $13,172    $  374       $43     $  417
Castle 2 Trust                         881       168        --        168
Maiden Lane II                      16,455       476        --        476
                                   -------    ------       ---     ------
Total                              $30,508    $1,018       $43     $1,061
                                   =======    ======       ===     ======
December 31, 2009
Real estate and investment funds   $ 1,149    $  196       $12     $  208
Castle 2 Trust                         921       155        --        155
Maiden Lane II                      15,911       266        --        266
                                   -------    ------       ---     ------
Total                              $17,981    $  617       $12     $  629
                                   =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                           At December 31,
                                        -------------------------------------
                                        Consolidated VIEs Unconsolidated VIEs
                                        ----------------- -------------------
                                        2010     2009      2010      2009
                                        ----     ----       ------   ----
                                            (In Millions)
Assets:
   Cash and short-term investments      $111     $110     $   --     $ --
   Restricted cash                        46       36         --       --
   Available for sale securities          --       --         24       22
   Fixed maturity securities, trading     --       --        476      266
   Aircraft                              687      746         --       --
   Other invested assets                  21        8        518      329
   Other asset accounts                    6        8         --       --
                                          ----     ----     ------     ----
Total assets                            $871     $908     $1,018     $617
                                          ====     ====     ======     ====
Liabilities:
   Amounts due to related parties       $315     $362     $   --     $ --
   Other liability accounts              171      166         --       --
                                          ----     ----     ------     ----
Total liabilities                       $486     $528     $   --     $ --
                                          ====     ====     ======     ====

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and fully consolidates this entity. The Company has determined that it is not the primary beneficiary of Castle 2 Trust. Please see Note 14 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                              (In Millions)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                                     $  (764)
   Net realized losses on all other asset sales                                     (728)
   Realized losses due to other-than-temporary declines in value                  (5,860)
                                                                                 -------
       Total                                                                     $(7,352)
                                                                                 =======
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                               $  (465)
   Forward purchase commitments                                                     (514)
                                                                                 -------
       Total                                                                     $  (979)
                                                                                 =======

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of those amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and was

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $75 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                              2010    2009    2008
                                                                             ------  ------  ------
                                                                                  (In Millions)
Balance at January 1                                                         $5,985  $6,528  $5,451
   Deferrals                                                                    422     474     785
   Accretion of interest/amortization                                          (536)   (552)   (522)
   Effect of unlocking assumptions used in estimating future gross profits      (63)    (55)   (156)
   Effect of realized (gains) losses on securities (a)                          (10)    152     687
   Effect of unrealized (gains) losses on securities (b)                       (501)   (566)    281
   Increase due to foreign exchange                                               1       4       2
                                                                             ------  ------  ------
Balance at December 31                                                       $5,298  $5,985  $6,528
                                                                             ======  ======  ======

(a) In 2009, a decrease of $439 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.

(b) In 2009, an increase of $439 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

The following table summarizes the activity in value of business acquired:

                                                                             2010  2009  2008
                                                                             ----  ----  ----
                                                                               (In Millions)
Balance at January 1                                                         $332  $451  $359
   Accretion of interest/amortization                                         (11)  (21)  (16)
   Effect of unlocking assumptions used in estimating future gross profits     --    --    (1)
   Effect of realized (gains) losses on securities (a)                        (22)  (41)   37
   Effect of unrealized (gains) losses on securities (b)                      (10)  (57)   72
                                                                             ----  ----  ----
Balance at December 31                                                       $289  $332  $451
                                                                             ====  ====  ====

(a) In 2009, a decrease of $44 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the VOBA balance.

(b) In 2009, an increase of $44 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the VOBA balance.

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $15 million, $15 million, $14 million, $14 million and $13 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the activity in deferred sales inducements:

                                                                             2010  2009  2008
                                                                             ----  ----  ----
                                                                               (In Millions)
Balance at January 1                                                         $216  $192  $127
   Deferrals                                                                   44    51    52
   Accretion of interest/amortization                                         (20)  (15)    1
   Effect of unlocking assumptions used in estimating future gross profits     --    (2)  (17)
   Effect of realized losses on securities (a)                                  3     4    20
   Effect of unrealized (gains) losses on securities (b)                      (25)  (14)    9
                                                                             ----  ----  ----
Balance at December 31                                                       $218  $216  $192
                                                                             ====  ====  ====

(a) In 2009, a decrease of $11 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the sales inducement balance.

(b) In 2009, an increase of $11 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the sales inducement balance.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products. In 2009, the unlocking increased amortization, which was primarily a result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The unlocking also increased amortization of the sales inducement asset on certain deferred annuities and reduced URR on certain interest sensitive life products. In addition to the unlocking, amortization increased in 2009 due in part to the higher deferrals in 2008 and increased voluntary policy terminations. In 2008, DAC amortization increased to reflect higher projected surrenders and lower market growth assumptions. During 2008, the unlocking of assumptions discussed above also involved the Company's participating business resulting in additional VOBA amortization.

During 2010, the Company continued to migrate certain blocks of reserves and DAC from various legacy valuation systems to a new valuation system, representing approximately $6.5 billion of reserves and $1.3 billion of DAC at the point of conversion. During 2009 and 2008, the corresponding amounts were approximately $3.5 billion and $9.0 billion of reserves and $51 million and $1.1 billion of DAC, respectively, at the point of conversion.

The conversions resulted in GAAP reserves changes with 2010 reflecting a decrease in reserves of $22 million, corresponding to an increase of reserves of $6 million in 2009 and a decrease in reserves of $3 million in 2008. DAC decreased by $20 million and $2 million in 2010 and 2009, respectively, and increased by $1 million in 2008.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                      2010    2009
                                     ------- -------
                                      (In Millions)
Future policy benefits:
   Ordinary life                     $ 6,505 $ 6,164
   Group life                             49      51
   Life contingent group annuities        61      95
   Life contingent annuities           7,950   7,679
   Terminal funding                      359     367
   Accident and health                   215     208
                                     ------- -------
Total                                $15,139 $14,564
                                     ======= =======
Policyholder contract deposits:
   Annuities                         $40,231 $38,515
   Corporate-owned life insurance        296     311
   Universal life                      7,103   7,106
   Other contract deposits               291     221
                                     ------- -------
Total                                $47,921 $46,153
                                     ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
9.25 percent.

The liability for future policy benefits has been established on the basis of the following assumptions:

..   Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to 9.25 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than 0.3 percent.

..   Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 4.6 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

..   Interest rates credited for deferred annuities vary by year of issuance and range from 2.0 percent to, including bonuses, 9.7 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

..   Interest rates on corporate-owned life insurance are guaranteed at 3.0 or
    4.0 percent, depending on policy form, and the weighted average rate credited in 2010 was 4.2 percent.

..   The universal life policies have credited interest rates of 1.0 percent to
    6.0 percent and guarantees ranging from 1.0 percent to 5.25 percent depending on the year of issue. Additionally, universal life policies are subject to

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  surrender charges that amount to 12.4 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2010.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $43 million, $43 million and $45 million in 2010, 2009 and 2008, respectively, and were included as part of policyholders' benefits in the consolidated statements of income (loss).

GMDB, GMIB and GMWB

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                                   2010        2009
                                                                ----------- -----------
                                                                    ($ In Millions)
In the event of death (GMDB)
   Account value                                                  $46,195     $42,433
   Net amount at risk (a)                                          1,766       3,109
   Average attained age of contract holders                         58          57
   Range of guaranteed minimum return rates                     0.00%-3.50% 0.00%-3.50%
Annual withdrawals at specified date (GMWB)
   Account value                                                  $2,490      $2,092
   Net amount at risk (b)                                           308         313
   Weighted average period remaining until guaranteed payment   19.6 years  19.7 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB) on the consolidated balance sheets:

                              2010    2009
                              ----   -----
                              (In Millions)
Balance at January 1          $ 94   $ 241
Guaranteed benefits incurred   (14)   (131)
Guaranteed benefits paid        (9)    (16)
                              ----   -----
Balance at December 31        $ 71   $  94
                              ====   =====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2010 and 2009:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10.0 percent.

    .  Volatility assumption was 16.0 percent.

    . Mortality was assumed to be 70 percent to 87.5 percent of the 1975-80 SOA Ultimate, 1983a and Ult.M tables.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

    . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average of 10.0 percent.

    .  The discount rate was 3.0 percent to 8.0 percent.

The guaranteed minimum withdrawal benefit rider that is available on indexed annuities was first offered by AGL in 2008. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Reinsurance transactions for the years ended December 31, 2010, 2009 and 2008 were as follows:

                                                                                     Percentage
                                                                                         of
                                                               Assumed From            Amount
                                                Ceded to Other    Other       Net     Assumed
                                   Gross Amount   Companies     Companies    Amount    to Net
                                   ------------ -------------- ------------ -------- ----------
                                                     (In Millions)
December 31, 2010
Life insurance in force              $671,338      $113,441       $4,169    $562,066    0.74%
                                     ========      ========       ======    ========
Premiums:
   Life insurance and annuities      $  1,657      $    683       $   22    $    996    2.21%
   Accident and health insurance           36            --           (3)         33   -9.09%
                                     --------      --------       ------    --------
Total premiums                       $  1,693      $    683       $   19    $  1,029    1.85%
                                     ========      ========       ======    ========
December 31, 2009
Life insurance in force              $680,109      $124,318       $4,171    $559,962    0.74%
                                     ========      ========       ======    ========
Premiums:
   Life insurance and annuities      $  1,634      $    643       $   18    $  1,009    1.78%
   Accident and health insurance           31             2           --          29    0.00%
                                     --------      --------       ------    --------
Total premiums                       $  1,665      $    645       $   18    $  1,038    1.73%
                                     ========      ========       ======    ========
December 31, 2008
Life insurance in force              $705,073      $137,547       $4,205    $571,731    0.74%
                                     ========      ========       ======    ========
Premiums:
   Life insurance and annuities      $  2,395      $    635       $   21    $  1,781    1.18%
   Accident and health insurance           30            15           22          37   59.46%
                                     --------      --------       ------    --------
Total premiums                       $  2,425      $    650       $   43    $  1,818    2.37%
                                     ========      ========       ======    ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $49 million, and $46 million, at December 31, 2010 and 2009, respectively. Reinsurance recoverable on unpaid losses was approximately $149 million, and $145 million at December 31, 2010 and 2009, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $391 million, $447 million and $394 million for the years ended 2010, 2009 and 2008, respectively.

During 2010, the Company fully terminated and recaptured the coinsurance treaty with Pioneer Security Life Insurance Company for an individual immediate annuity block of business. The recapture resulted in a pre-tax gain of $2 million.

Additionally, during 2010, the Company fully terminated and recaptured the coinsurance and modified coinsurance treaties with Merit Life Insurance Company for a group immediate annuity block of business. The recaptures resulted in a pre-tax gain of $20 thousand.

During 2009, the Company partially terminated the yearly renewable term reinsurance contracts with Swiss Re Life & Health America Inc. and Lincoln National Life Insurance Company for a specific block of primarily whole life business. Terminations are being processed monthly based upon each of the policies' anniversary dates. The partial termination has resulted in a loss of $2 million.

Additionally, during 2009 the Company fully terminated and recaptured all reinsurance contracts with Delaware American Life Insurance Company ("DelAm"), a then affiliate of the Company. The recaptures resulted in a loss of $245 thousand. DelAm was subsequently sold to MetLife.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250 thousand. On September 29, 2008, Pine Vermont was dissolved and the capital contribution of $250 thousand was returned to the Company. Pine Vermont was domiciled in Vermont.

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), VALIC entered into modified coinsurance and coinsurance reinsurance agreements with American Life Insurance Company ("ALICO"), pertaining to certain policies written via its branch in Japan. ALICO was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. ("Metlife"). The Company assumes liability for a quota share portion of contracts issued by ALICO that include a GMIB under Agreement 1 and a GMWB under Agreement 2. The contracts assumed also include a GMDB provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $28 million and $19 million for the years ended December 31, 2010 and 2009, respectively. All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The cumulative foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition. Agreement 1 was amended to terminate the agreement for new business issued on and after April 1, 2008. Agreement 2 was amended to terminate the agreement for new business issued on and after April 1, 2009.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2010, 2009 and 2008 was a pre-tax expense of approximately $59 million, $67 million and $68 million, respectively, representing the risk charge associated with the reinsurance agreement.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2010, the future minimum lease payments under the operating leases are as follows:

            (In Millions)
2011             $ 9
2012               7
2013               6
2014               5
2015               4
Thereafter         5
                 ---
Total            $36
                 ===

Rent expense was $14 million, $13 million and $11 million for the years ended December 31, 2010, 2009 and 2008 respectively.

The leasing operations of Castle 1 Trust consist of leasing aircraft under operating leases which expire on various dates through 2015. At December 31, 2010, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2010, to be received by Castle 1 Trust under operating leases for the years ended December 31 are as follows:

            (In Millions)
2011            $ 80
2012              61
2013              34
2014              15
2015               4
Thereafter        --
                ----
Total           $194
                ====

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership and hedge fund investments totaling $688 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage Loan Commitments

The company had $71 million in commitments relating to mortgage loans at December 31, 2010.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. Each state has insurance guaranty association laws under which insurers doing business in a state can be assessed, up to prescribed limits and on the basis of the proportionate share of the premiums written by member insurers, to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12. TOTAL EQUITY

Capital contributions received by the Company were as follows:

                                                     2010  2009   2008
                                                     ---- ------ ------
                                                       (In Millions)
Cash from Parent                                     $--  $1,280 $  970
Contributions related to Securities Lending Program   --      --  6,034
                                                     ---  ------ ------
   Total cash contributions                           --   1,280  7,004
Contributions of securities at fair value             --      --  1,241
All other non cash contributions                       2       6     --
                                                     ---  ------ ------
   Total capital contributions                       $ 2  $1,286 $8,245
                                                     ===  ====== ======

The components of accumulated other comprehensive income (loss) are as follows:

                                                             2010     2009     2008
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $ 4,456  $ 3,285  $ 1,352
   Gross unrealized losses                                  (1,106)  (2,874)  (3,835)
Net unrealized gains on other invested assets                  211      562       69
Adjustments to DAC, VOBA and deferred sales inducements       (345)    (300)     337
Foreign currency translation adjustments                         5        8        3
Deferred federal and state income tax (expense) benefit     (1,118)    (200)     731
                                                           -------  -------  -------
   Accumulated other comprehensive income (loss) (a)       $ 2,103  $   481  $(1,343)
                                                           =======  =======  =======

(a) Includes a decrease of $1.6 billion in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividend payout that may be made in 2011 without prior approval of the TDI is $661 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The state has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the gross paid-in and contributed surplus and the unassigned funds components of its surplus. The effective date was September 30, 2010. This restatement resulted in an increase in unassigned funds of $7.9 billion to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in gross paid-in and contributed surplus of $7.9 billion.

In 1984, the Company received permission from the TDI to increase the value of the home office real estate properties to reflect the then current market value. In the event that the Company had not been permitted to record the value of its home office building at fair market value, the Company's risk-based capital would not have triggered a regulatory event.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                2010   2009     2008
                               ------ ------  -------
                                    (In Millions)
Statutory net income (loss)    $  426 $ (101) $(4,074)
Statutory capital and surplus  $6,612 $5,954  $ 5,394

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                     2010  2009   2008
                                    -----  ----  ------
                                       (In Millions)
Current                             $ 153  $(14) $ (995)
Deferred                             (561)  205   1,216
                                    -----  ----  ------
Total income tax expense (benefit)  $(408) $191  $  221
                                    =====  ====  ======

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                    2010  2009    2008
                                                   -----  ----  -------
                                                       (In Millions)
US federal income tax (benefit) at statutory rate  $ 551  $  4  $(4,164)
Adjustments:
   Valuation allowance                              (948)  202    4,400
   Dividends received deduction                      (17)  (30)     (32)
   Goodwill                                           --    --       20
   Audit corrections                                   4    (2)      --
   Prior year corrections                            (11)    1      (10)
   Other credits, taxes and settlements               13    16        7
                                                   -----  ----  -------
Total income tax expense (benefit)                 $(408) $191  $   221
                                                   =====  ====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2010     2009
                                                                           -------  -------
                                                                             (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $ 1,361  $ 5,058
   Basis differential of investments                                         2,413       --
   Policy reserves                                                             331      630
   Other                                                                         9       19
                                                                           -------  -------
   Total deferred tax assets before valuation allowance                      4,114    5,707
   Valuation allowance                                                      (2,918)  (3,831)
                                                                           -------  -------
   Total deferred tax assets                                                 1,196    1,876
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (1,761)  (1,850)
   Basis differential of investments                                        (1,123)    (997)
   Net unrealized gains on debt and equity securities available for sale        --     (235)
   State deferred tax liabilities                                               (2)      (6)
   Capitalized EDP                                                              --      (12)
   Other                                                                        (6)      --
                                                                           -------  -------
   Total deferred tax liabilities                                           (2,892)  (3,100)
                                                                           -------  -------
Net deferred tax liability                                                 $(1,696) $(1,224)
                                                                           =======  =======

At December 31, 2010, the Company had capital loss carryforwards of $7.2 billion expiring through the year 2015.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $4.1 billion and concluded a $2.9 billion valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the continuing earnings strength of the businesses AIG retained and the recent recapitalization, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                        December 31,
                                                        ------------
                                                        2010    2009
                                                        ----    ----
                                                        (In Millions)
Gross unrecognized tax benefits at beginning of period  $165    $ 23
Increases in tax positions for prior years               135     142
                                                         ----   ----
Gross unrecognized tax benefits at end of period        $300    $165
                                                         ====   ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $300 million and $165 million, respectively. As of December 31, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $299 million and $163 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2010 and December 31, 2009, the Company had accrued $5 million and $4 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the year ended December 31, 2010, the Company recognized an expense of $1 million and $1 million of interest, respectively (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company's tax returns are not currently under examination. The Company's taxable years 2001 to 2010 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On September 30, 2010, AIG entered into an agreement-in-principle with the United States Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 16.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investment management services is based on the level of assets under management. The Company paid approximately $55 million, $50 million and $61 million for such services in 2010, 2009 and 2008, respectively. Accounts payable for such services at December 31, 2010 and 2009 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $234 million, $265 million and $287 million for such services and rent in 2010, 2009 and 2008, respectively. Accounts receivable for rent and services at December 31, 2010 and 2009 were not material.

Notes of Affiliates

On September 15, 2006, the Company invested $415 million in a 5.57 percent fixed rate Senior Promissory Note due September 15, 2011, issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly AIG Life Holdings (US), Inc.). The Company recognized interest income of $23 million, $23 million and $23 million on the Note during 2010, 2009 and 2008, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million, $6 million and $6 million during 2010, 2009 and 2008 respectively. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Company recognized interest income of $314 thousand on the Note during 2010.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $4 million and $10 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle 2 Trust for $117 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $465 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Agreements with Affiliates

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $455 thousand at December 31, 2010 and $450 thousand at December 31, 2009. The Company feels the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $228 million and $314 million at December 31, 2010 and 2009, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

The Company's management identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with an affiliate, AIGB, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting will be applied. Management received approvals of the recapture and reinsurance transactions on behalf of AGL and AGCL from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and
(iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                TABLE OF CONTENTS

Report of Independent Auditors............................................................    2
Statements of Admitted Assets.............................................................    3
Statements of Liabilities, Capital and Surplus............................................    4
Statements of Income and Changes in Capital and Surplus...................................    5
Statements of Cash Flow...................................................................    6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies......    7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements...................   19
Note 3 - Investments......................................................................   23
Note 4 - Reserves for Losses and LAE......................................................   36
Note 5 - Related Party Transactions.......................................................   40
Note 6 - Reinsurance......................................................................   51
Note 7 - Deposit Accounting Assets and Liabilities........................................   57
Note 8 - Federal Income Taxes.............................................................   59
Note 9 - Pension Plans and Deferred Compensation Arrangements.............................   68
Note 10 - Capital and Surplus and Dividend Restrictions...................................   72
Note 11 - Contingencies...................................................................   74
Note 12 - Other Significant Matters.......................................................   85
Note 13 - Subsequent Events...............................................................   86

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years then ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years then ended December 31, 2010, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY


April 29, 2011

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2010 AND 2009
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                          2010           2009
---------------------------------------------------------------------   ------------   ------------
Cash and invested assets:
  Bonds, primarily at amortized cost (fair value: 2010 - $15,493,142;
    2009 - $16,447,457)                                                 $ 15,148,888   $ 16,002,641
  Stocks:
  Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2010 - $371,153; 2009 - $586,509)                                 397,460      1,031,425
  Preferred stocks, primarily at fair value
    (cost: 2010 - $79,211; 2009 - $107,923)                                   90,886        121,584
  Other invested assets, primarily at equity
    (cost: 2010 - $1,361,568; 2009 - $1,315,957)                           1,574,423      1,382,807
  Short-term investments, at amortized cost (approximates fair value)      2,439,897      1,322,118
  Cash                                                                       181,013         65,611
  Receivable for securities                                                    1,146          1,582
                                                                        ------------   ------------
     TOTAL CASH AND INVESTED ASSETS                                       19,833,713     19,927,768
                                                                        ------------   ------------

Investment income due and accrued                                            189,859        207,602
Agents' balances or uncollected premiums:
  Premiums in course of collection                                           435,547        464,967
  Premiums and installments booked but deferred and not yet due              409,915        386,394
  Accrued retrospective premiums                                           1,447,644      1,505,393
Amounts billed and receivable from high deductible policies                   32,948         12,387
Reinsurance recoverable on loss payments                                     433,305        504,738
Funds held by or deposited with reinsurers                                    41,961         24,762
Deposit accounting assets                                                        686          1,595
Deposit accounting assets - funds held                                        88,515         88,515
Federal income taxes recoverable from affiliates                                  --        366,126
Net deferred tax assets                                                      782,765        709,846
Equities in underwriting pools and associations                              544,719        570,343
Receivables from parent, subsidiaries and affiliates                       1,992,253         90,835
Other admitted assets                                                        182,765        141,657
                                                                        ------------   ------------
     TOTAL ADMITTED ASSETS                                              $ 26,416,595   $ 25,002,928
                                                                        ============   ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2010 AND 2009
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                  2010           2009
-------------------------------------------------------------   ------------   ------------
                                        Liabilities

Reserves for losses and loss adjustment expenses                $ 14,383,093   $ 13,482,501
Unearned premium reserves                                          3,213,423      3,666,815
Commissions, premium taxes, and other expenses payable               237,988        222,097
Reinsurance payable on paid loss and loss adjustment expenses        155,082        231,976
Current federal taxes payable to parent                               60,666              -
Funds held by company under reinsurance treaties                     136,869        153,878
Provision for reinsurance                                             99,443         88,624
Ceded reinsurance premiums payable, net of ceding commissions        405,324        316,019
Deposit accounting liabilities                                       189,891        178,479
Deposit accounting liabilities - funds held                              990              -
Collateral deposit liability                                         404,450        417,834
Payable to parent, subsidiaries and affiliates                       204,326         70,668
Derivatives                                                            4,250              -
Other liabilities                                                    247,701        301,683
                                                                ------------   ------------
  TOTAL LIABILITIES                                               19,743,496     19,130,574
                                                                ------------   ------------

                                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and outstanding          25,426         25,426
Capital in excess of par value                                     6,034,992      4,087,717
Unassigned surplus                                                   351,265      1,485,897
Special surplus tax - SSAP 10R                                       260,922        272,916
Special surplus funds from retroactive reinsurance                       494            398
                                                                ------------   ------------
  TOTAL CAPITAL AND SURPLUS                                        6,673,099      5,872,354
                                                                ------------   ------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $ 26,416,595   $ 25,002,928
                                                                ============   ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                  2010           2009           2008
---------------------------------------------------------------------------   -----------    -----------    -----------
                                                       Statements of Income

Underwriting income:
  Premiums earned                                                             $ 5,648,764    $ 6,354,545    $ 7,393,221
                                                                              -----------    -----------    -----------
Underwriting deductions:
  Losses incurred                                                               5,066,245      4,699,991      4,800,023
  Loss adjustment expenses incurred                                               912,853        768,136        742,400
  Other underwriting expenses incurred                                          1,674,370      1,646,098      1,846,019
                                                                              -----------    -----------    -----------
Total underwriting deductions                                                   7,653,468      7,114,225      7,388,442
                                                                              -----------    -----------    -----------
NET UNDERWRITING (LOSS) INCOME                                                 (2,004,704)      (759,680)         4,779
                                                                              -----------    -----------    -----------
Investment income:
  Net investment income earned                                                    769,130        791,263        912,331
  Net realized capital gains (losses) (net of capital gains taxes:
  2010 - $169,323; 2009 - $57,389; 2008 - $(270,995))                             294,941         93,056       (671,273)
                                                                              -----------    -----------    -----------
NET INVESTMENT GAINS                                                            1,064,071        884,319        241,058
                                                                              -----------    -----------    -----------
Net loss from agents' or premium balances charged-off                             (30,549)       (25,860)       (48,507)
Finance and service charges not included in premiums                                    -          4,596         15,008
Other income                                                                       52,746         24,110        384,065
                                                                              -----------    -----------    -----------
NET (LOSS) INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES      (918,436)       127,485        596,403
Federal income tax (benefit) expense                                             (141,920)      (122,307)       235,238
                                                                              -----------    -----------    -----------
    NET (LOSS) INCOME                                                         $  (776,516)   $   249,792    $   361,165
                                                                              ===========    ===========    ===========

                                                Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                         $ 5,872,354    $ 5,413,173    $ 7,296,957
  Adjustment to beginning surplus                                                 (28,355)       (32,602)           935
                                                                              -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                           5,843,999      5,380,571      7,297,892
                                                                              -----------    -----------    -----------

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                                -        272,916              -
    Adoption of SSAP 43R                                                                -        (12,429)             -
Other changes in capital and surplus:
  Net (loss) income                                                              (776,516)       249,792        361,165
  Change in net unrealized capital gains (net of capital gains taxes:
    2010 - $110,099; 2009 - $202,913; 2008 - $94,517)                            (161,330)      (113,064)    (1,194,450)
  Change in net deferred income tax                                              (396,374)        59,354        (40,420)
  Change in non-admitted assets                                                   513,237       (318,767)        47,173
  Change in SSAP 10R                                                              (11,994)             -              -
  Change in provision for reinsurance                                             (10,819)         6,968         20,252
  Paid in capital and surplus                                                   1,947,275        343,286        856,617
  Dividends to stockholder                                                       (301,343)             -     (1,582,633)
  Other surplus adjustments                                                         1,494         (7,211)        (6,013)
  Foreign exchange translation                                                     25,470         10,938       (346,410)
                                                                              -----------    -----------    -----------
  TOTAL CHANGES IN CAPITAL AND SURPLUS                                            829,100        231,296     (1,884,719)
                                                                              -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                       $ 6,673,099    $ 5,872,354    $ 5,413,173
                                                                              ===========    ===========    ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2010            2009            2008
-------------------------------------------------------------   ------------    ------------    ------------
                                              Cash from Operations

Premiums collected, net of reinsurance                          $  5,404,241    $  6,306,324    $  6,928,614
Net investment income                                                851,466         743,343         975,968
Miscellaneous income (expense)                                        16,466          (2,769)        349,699
                                                                ------------    ------------    ------------
     SUB-TOTAL                                                     6,272,173       7,046,898       8,254,281

Benefit and loss related payments                                  4,340,008       4,597,184       5,083,511
Commission and other expense paid                                  2,416,351       2,520,462       2,518,097
Dividends paid to policyholders                                            -             233             108
Federal and foreign income taxes (recovered) paid                   (370,410)       (296,845)        190,586
                                                                ------------    ------------    ------------
     NET CASH (USED IN) PROVIDED FROM OPERATIONS                    (113,776)        225,864         461,979
                                                                ------------    ------------    ------------
                                              Cash from Investments

Proceeds from investments sold, matured, or repaid:
     Bonds                                                         5,421,569       4,332,397       7,091,835
     Stocks                                                        1,385,481       1,731,884       2,999,022
     Other                                                           130,972         222,781         468,262
                                                                ------------    ------------    ------------
     TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID      6,938,022       6,287,062      10,559,119
                                                                ------------    ------------    ------------

Cost of investments acquired:
     Bonds                                                         4,509,137       6,666,144       5,302,577
     Stocks                                                          622,754         496,025       2,918,679
     Other                                                           240,465         107,966         227,385
                                                                ------------    ------------    ------------
     TOTAL COST OF INVESTMENT ACQUIRED                             5,372,356       7,270,135       8,448,641
                                                                ------------    ------------    ------------
     NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES         1,565,666        (983,073)      2,110,478
                                                                ------------    ------------    ------------
                                Cash from Financing and Miscellaneous Sources

Capital and surplus paid-in                                                -          91,418         691,898
Borrowed funds                                                             -               -        (304,398)
Dividends to stockholder                                            (301,343)              -      (1,582,633)
Intercompany receivable and payable, net                             169,364         771,557      (1,798,258)
Net deposit on deposit-type contracts and other insurance             13,312          74,417          36,501
Equities in underwriting pools and association                         6,643         125,605         507,442
Collateral deposit liability                                         (13,384)         31,448         (36,789)
Other                                                                (93,301)        (26,266)        548,510
                                                                ------------    ------------    ------------
     NET CASH (USED IN) PROVIDED FROM FINANCING AND
        MISCELLANEOUS ACTIVITIES                                    (218,709)      1,068,179      (1,937,727)
                                                                ------------    ------------    ------------
     NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                 1,233,181         310,970         634,730

Cash and short-term investments:
     Beginning of year                                             1,387,729       1,076,759         442,029
                                                                ------------    ------------    ------------
     END OF YEAR                                                $  2,620,910    $  1,387,729    $  1,076,759
                                                                ============    ============    ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation, which is in turn owned by Chartis Inc., a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis Inc.

      In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International). On March 31, 2011, AIG announced a reorganization of its Chartis operations and named a new management team to effect the changes. Under the new structure, Chartis will consist of two major global groups -- commercial and consumer -- with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business operations. Each of the two major global groups will include four principal regions: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America).

      The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

      The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The Companies, the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile of the Commercial Pool participants are as follows:

                                                                                       Pool
                                                                           NAIC    Participation     State of
Company                                                                  Co Code     Percentage      Domicile
----------------------------------------------------------------------   -------   -------------   ------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)    19445         38%        Pennsylvania
(2) American Home Assurance Company (the Company)                         19380         36%          New York
(3) Commerce and Industry Insurance Company (C&I)                         19410         11%          New York
(4) Chartis Property Casualty Company (Chartis PC)                        19402          5%        Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                       23841          5%        Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)             19429          5%        Pennsylvania
(7) Chartis Casualty Company                                              40258          0%        Pennsylvania
(8) Granite State Insurance Company                                       23809          0%        Pennsylvania
(9) Illinois National Insurance Co.                                       23817          0%          Illinois

*     Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association). As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008.

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Commercial Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP. A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

DECEMBER 31 ,                                             2010           2009           2008
---------------------------------------------------   -----------    -----------    -----------
NET (LOSS) INCOME , NY SAP                            $  (776,516)   $   249,792    $   361,165
State prescribed practices - (deduction):
  Non-tabular discounting                                 (27,631)       (89,222)       (71,999)
                                                      -----------    -----------    -----------
NET (LOSS) INCOME, NAIC SAP                           $  (804,147)   $   160,570    $   289,166
                                                      ===========    ===========    ===========

STATUTORY SURPLUS, NY SAP                             $ 6,673,099    $ 5,872,354    $ 5,413,173
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                (444,624)      (416,993)      (327,771)
  Credits for reinsurance                                (172,413)      (190,105)       (64,629)
                                                      -----------    -----------    -----------
STATUTORY SURPLUS, NAIC SAP                           $ 6,056,062    $ 5,265,256    $ 5,020,773
                                                      ===========    ===========    ===========

      With the concurrence of its domiciliary regulator, the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2010, 2009 and 2008 reporting periods.

      STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

      d.    Estimated undeclared dividends to policyholders are accrued;

      e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method;

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income;

      j. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      k. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur; and

      l. Investments in limited partnerships, hedge funds and private equity interests over which the Pool has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Pool does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


            reinsurers related to premiums ceded are immediately expensed;

      b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d.    Declared dividends to policyholders are accrued;

      e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized;

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      k.    NAIC SAP does not require consolidation of VIEs; and

      l. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      - Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Securities Valuation Office).

      - Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2010 and 2009, the fair value of the Company's loan-backed and structured securities approximated $597,315 and $1,121,005, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

      - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

            reported in the Unassigned Surplus as unrealized gains and losses.

            Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted fair value less a discount as prescribed by NAIC SAP (discounted fair value approach), with the exception of Transatlantic Holdings, Inc.
            (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2009, the New York Insurance Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with Statement of Statutory Accounting Principle (SSAP) No. 30, Investments in Common Stock.

      - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

      - Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Income and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2010 and 2009, no investment income due and accrued was determined to be uncollectible or non-admitted.

      - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Other Than Temporary Impairment:

      The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

      The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R (Revised)
      - Loan-backed and Structured Securities (SSAP 43R), 99 -- Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP
      99) and INT 06-07 -- Definition of Phrase "Other Than Temporary". For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

      In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

            - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The Company may not realize a full recovery on its investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

      Limited partnership investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

      If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

      As described in Note 2 -- Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP 43R. Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10% of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2010 and 2009, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,447,644 and $1,505,393, respectively, net of non-admitted premium balances of $55,910 and $60,232, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                2010         2009         2008
------------------------------------------   ---------    ---------    ---------
  Net written premiums subject to
    retrospectively rated premiums           $ 522,917    $ 526,445    $ 648,672
  Percentage of total net written premiums        10.1%         8.3%         9.5%
------------------------------------------   ---------    ---------    ---------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $326 and $159 in 2010 and 2009, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $17,659 and $21,973 in 2010 and 2009, respectively.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62R, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2010 and 2009, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,637,096 and $3,608,545, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2010 and 2009, the net amount billed and recoverable on paid claims was $66,818 and $44,670, respectively, of which $33,870 and $32,283, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,499,600 and $2,383,737, as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's tabular discount amounted to $284,288 and $240,933, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,499,600 and $2,383,737 as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's non-tabular discount amounted to $444,624 and $416,993, respectively, all of which were applied against the Company's case reserves.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2010 and 2009, depreciation and amortization expense amounted to $18,468 and $22,999, and accumulated depreciation as of December 31, 2010 and 2009 amounted to $139,515 and $122,835, respectively.

      Reclassifications: Certain balances contained in the 2009 and 2008 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES:

In 2010, the Company adopted the following change in an accounting principle:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                                          Direct (Charge) or Credit
                                                                            to Unassigned Surplus
                                                                          -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
  amortized cost of loan-backed and structured securities at adoption            $   (19,122)
Deferred tax on gross CEA                                                              6,693
                                                                                 -----------
Net cumulative effect of Change in Accounting Principle included in
  the Statement of Capital and Surplus                                           $   (12,429)
                                                                                 ===========

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 8 herein for further discussion.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2009, 2008 and 2007 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

adjustment to Unassigned Surplus as of January 1, 2010, 2009 and 2008. The impact of these adjustments on policyholder surplus as of January 1, 2010, 2009 and 2008 is as follows:

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2009                              $   5,872,354    $   25,002,928    $      19,130,574
Adjustments to beginning Capital and Surplus:
   Asset realization                                              2,147             2,147                    -
   Liability correction                                         (23,800)                -               23,800
   Income taxes                                                  (6,702)           (6,702)                   -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS         (28,355)           (4,555)              23,800
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                   $   5,843,999    $   24,998,373    $      19,154,374
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

1 - Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filling of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

2 - Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

3 - Income taxes - The (increase)/decrease in taxes is primarily the result of
(a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2008                              $   5,413,173    $   25,417,968    $      20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                             30,679            30,679                    -
   Liability correction                                         (97,307)                -               97,307
   Federal income taxes (includes $5,044 of
     deemed capital contribution)                                34,026            34,026                    -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS         (32,602)           64,705               97,307
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                   $   5,380,571    $   25,482,673    $      20,102,102
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

1 - Asset realization - The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

2 - Liability correction - The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves;
(b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

3 - Income taxes - The decrease in federal income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2007                              $   7,296,957    $   28,856,420    $      21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                             (9,156)           (9,156)                   -
   Liability correction                                          15,525                 -              (15,525)
   Federal income taxes, net of capital adjustments
     of $58,700                                                  (5,434)           (5,434)                   -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             935           (14,590)             (15,525)
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                   $   7,297,892    $   28,841,830    $      21,543,938
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2010 and 2009.

                                                                 2010                          2009
                                                     ---------------------------   ---------------------------
                                                       CARRYING      STATUTORY       CARRYING       STATUTORY
                                                        AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                                     ------------   ------------   ------------   ------------
Assets:
   Bonds                                             $ 15,148,888   $ 15,493,142   $ 16,002,641   $ 16,447,457
   Common stocks                                          397,460        397,460      1,031,425      1,031,425
   Preferred stocks                                        90,886         90,886        121,584        121,933
   Other invested assets                                1,574,423      1,574,423      1,382,807      1,382,807
   Cash and short-term investments                      2,620,910      2,620,910      1,387,729      1,387,729
   Receivable for securities                                1,146          1,146          1,582          1,582
   Equities in underwriting pools and associations        544,719        544,719        570,343        570,343
Liabilities:
   Derivative liability                              $      4,250   $      4,250   $          -   $          -
   Collateral deposit liability                           404,450        404,450        417,834        417,834
                                                     ------------   ------------   ------------   ------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

      - The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

      - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      - The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      - The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amortized cost and fair values of the Company's bond investments as of December 31, 2010 and 2009 are outlined in the table below:

                                                                          GROSS         GROSS
                                                        AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                                           COST           GAINS         LOSSES         VALUE
                                                       ------------   ------------   ------------   ------------
AS OF DECEMBER 31, 2010
   U.S. governments                                    $  1,305,760   $     15,665   $      8,631   $  1,312,794
   All other governments                                    567,033         17,293          1,187        583,139
   States, territories and possessions                    2,097,245        106,740          4,276      2,199,709
   Political subdivisions of states, territories and
      possessions                                         2,808,873         95,840         13,723      2,890,990

   Special revenue and special assessment
      obligations and all non-guaranteed
      obligations of agencies and authorities
      and their political subdivisions                    6,238,798        198,038         59,040      6,377,796
   Industrial and miscellaneous                           2,131,179         58,156         60,621      2,128,714
                                                       ------------   ------------   ------------   ------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010              $ 15,148,888   $    491,732   $    147,478   $ 15,493,142
                                                       ============   ============   ============   ============

                                                                          GROSS          GROSS
                                                        AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                                           COST           GAINS         LOSSES         VALUE
                                                       ------------   ------------   ------------   ------------
AS OF DECEMBER 31, 2009
   U.S. governments                                    $    540,549   $      3,443   $      7,737   $    536,255
   All other governments                                    489,169         10,356          2,997        496,528
   States, territories and possessions                    2,315,485        128,208         13,486      2,430,207
   Political subdivisions of states, territories and
      possessions                                         3,090,767        133,226          5,565      3,218,428
   Special revenue and special assessment
      obligations and all non-guaranteed
      obligations of agencies and authorities
      and their political subdivisions                    7,893,035        261,797         50,132      8,104,700
   Industrial and miscellaneous                           1,673,636         20,467         32,764      1,661,339
                                                       ------------   ------------   ------------   ------------
     TOTAL BONDS, AS OF DECEMBER 31, 2009              $ 16,002,641   $    557,497   $    112,681   $ 16,447,457
                                                       ============   ============   ============   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amortized cost and fair values of bonds at December 31, 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                         AMORTIZED
                                                            COST      FAIR VALUE
                                                       ------------   -----------
Due in one year or less                                $    366,369   $   367,827
Due after one year through five years                     2,948,322     3,053,279
Due after five years through ten years                    3,737,804     3,910,089
Due after ten years                                       7,439,823     7,564,632
Structured securities                                       656,570       597,315
                                                       ------------   -----------
   TOTAL BONDS                                         $ 15,148,888   $15,493,142
                                                       ============   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,              2010                        2009                         2008
                                    ------------------------    ------------------------    ------------------------
                                                    EQUITY                      EQUITY                      EQUITY
                                      BONDS       SECURITIES      BONDS       SECURITIES      BONDS       SECURITIES
                                    ----------    ----------    ----------    ----------    ----------    ----------
Proceeds from sales                 $4,652,824    $1,078,800    $3,921,920    $1,636,318    $6,117,426    $2,755,122
Gross realized gains                    99,350       536,459        36,760       628,427        80,829       255,843
Gross realized losses                   28,656        15,017        46,196       225,886       125,139       487,333

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The cost or amortized cost and fair value of the Company's common and preferred stocks as of December 31, 2010 and 2009 are set forth in the table below:

                                            DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                         COST OR      GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR       CARRYING
                                          COST        GAINS        LOSSES        VALUE       VALUE
                                       ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated                          $  339,955   $   33,987   $   16,219   $  357,723   $  357,723
   Non-affiliated                          31,198        8,867          328       39,737       39,737
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  371,153   $   42,854   $   16,547   $  397,460   $  397,460
                                       ==========   ==========   ==========   ==========   ==========

Preferred stocks:
   Non-affiliated                      $   79,211   $   11,675   $        -   $   90,886   $   90,886
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $   79,211   $   11,675   $        -   $   90,886   $   90,886
                                       ==========   ==========   ==========   ==========   ==========

                                            DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------
                                         COST OR      GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR       CARRYING
                                          COST        GAINS        LOSSES        VALUE       VALUE
                                       ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated                          $  183,313   $    9,594   $   55,546   $  137,361   $  137,361
   Non-affiliated                         403,196      535,657       44,789      894,064      894,064
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  586,509   $  545,251   $  100,335   $1,031,425   $1,031,425
                                       ==========   ==========   ==========   ==========   ==========

Preferred stocks:
   Non-affiliated                      $  107,923   $   14,066   $       55   $  121,933   $  121,584
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  107,923   $   14,066   $       55   $  121,933   $  121,584
                                       ==========   ==========   ==========   ==========   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2010 and 2009 is set forth in the table below:

                                    LESS THAN 12 MONTHS      12 MONTHS OR LONGER                TOTAL
                                 ------------------------   ----------------------   -------------------------
                                    FAIR       UNREALIZED     FAIR      UNREALIZED      FAIR        UNREALIZED
DESCRIPTION OF SECURITIES           VALUE       LOSSES        VALUE       LOSSES        VALUE         LOSSES
------------------------------   -----------   ----------   ---------   ----------   ------------   ----------
As of December 31, 2010:
  U. S. governments              $   349,766   $    8,631   $       -   $        -   $    349,766   $    8,631
  All other governments              117,994        1,187           -            -        117,994        1,187
  States, territories and            255,356        4,276           -            -        255,356        4,276
     possessions
  Political subdivisions
     of states, territories and
     possessions                     661,980       13,723           -            -        661,980       13,723
  Special revenue                  1,542,522       44,779      80,600       14,261      1,623,122       59,040
  Industrial and miscellaneous       672,482       59,489       6,933        1,132        679,415       60,621
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS                      3,600,100      132,085      87,533       15,393      3,687,633      147,478
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Affiliated                         289,975       10,694      12,200        5,525        302,175       16,219
  Non-affiliated                         338           39           -          289            338          328
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Common stock                       290,313       10,733      12,200        5,814        302,513       16,547
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL STOCKS                       290,313       10,733      12,200        5,814        302,513       16,547
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS AND STOCKS         $ 3,890,413   $  142,818   $  99,733   $   21,207   $  3,990,146   $  164,025
                                 ===========   ==========   =========   ==========   ============   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                    LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                 ------------------------   ----------------------   -------------------------
                                    FAIR       UNREALIZED     FAIR      UNREALIZED      FAIR        UNREALIZED
DESCRIPTION OF SECURITIES           VALUE        LOSSES       VALUE       LOSSES        VALUE         LOSSES
------------------------------   -----------   ----------   ---------   ----------   ------------   ----------
As of December 31, 2009:
  U. S. governments              $   459,676   $    7,737   $       -   $        -   $    459,676   $    7,737
  All other governments              101,140          635      35,900        2,362        137,040        2,997
  States, territories and            207,104        6,894      62,643        6,592        269,747       13,486
     possessions
  Political subdivisions of
     states, territories and
     possessions                     236,002        5,065      15,884          500        251,886        5,565
  Special revenue                    895,012       15,437     596,657       34,695      1,491,669       50,132
  Industrial and
     miscellaneous                   306,798       32,247         660          517        307,458       32,764
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS                      2,205,732       68,015     711,744       44,666      2,917,476      112,681
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Affiliated                          79,958       44,519      24,300       11,027        104,258       55,546
  Non-affiliated                      72,640       19,952      66,442       24,837        139,082       44,789
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Common stock                       152,598       64,471      90,742       35,864        243,340      100,335
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Preferred Stock                     11,739           55           -            -         11,739           55
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL STOCKS                       164,337       64,526      90,742       35,864        255,079      100,390
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS AND STOCKS         $ 2,370,069   $  132,541   $ 802,486   $   80,530   $  3,172,555   $  213,071
                                 ===========   ==========   =========   ==========   ============   ==========

The Company reported write-downs on its bond investments due to OTTI in fair value of $49,894, $38,733 and $28,758 in 2010, 2009 and 2008, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $33,261, $38,827 and $437,833 during 2010, 2009 and 2008, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                      2010        2009        2008
                                                   ---------   ---------    --------
General Atlantic Partners 70, L.P.                 $  11,535   $        -   $      -
General Atlantic Partners 74, L.P.                    14,793            -          -
General Atlantic Partners 77, L.P.                     6,326            -          -
NEF Kamchia Co-Investment Fund, L.P.                  12,803            -          -
Prides Capital Fund I LP                              10,778            -          -
RH Fund 1, L.P.                                        6,940            -          -
AIG Black Sea Holding, L.P. (BTC Investment)               -       57,728          -
AIG Private Equity Portfolio, L.P.                         -        3,542          -
Arrowpath Fund II, L.P.                                    -        4,973          -
Blackstone Kalix Fund L.P.                                 -        3,179          -
Brencourt Multi-Strategy, L.P.                             -        3,899          -
Capvest Equity Partners, L.P.                              -       13,372          -
Electra European Fund II                                   -       17,266          -
J.C. Flowers Fund II, L.P.                                 -       20,286          -
Meritage Private Equity Fund, L.P.                         -        1,239          -
Valueact Capital Partners III                              -        8,811          -
AZ Auto Hldgs LLC                                          -        4,102          -
Valueact Capital Partners                                  -            -      2,270
Spencer Capital Opportunity Fund LLP                       -            -      1,213
Items less than $1.0 million                               -        2,255      2,380
                                                   ---------   ---------    --------
   TOTAL                                           $  63,175   $  140,652   $  5,863
                                                   =========   ==========   ========

Securities carried at an amortized cost of $1,363,230 and $1,210,917 were deposited with regulatory authorities as required by law as of December 31, 2010 and 2009, respectively.

During 2010, 2009 and 2008, included in Net Investment Income Earned were investment expenses of $17,034, $11,116 and $8,439, respectively and interest expense of $348, $9,737 and $27,739, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2010 and 2009:

                                         DECEMBER 31, 2010
                       --------------------------------------------------
                         Level 1      Level 2       Level 3      Total
                       ----------   ----------    ----------   ----------
Bonds                  $        -   $    3,612    $    2,904   $    6,516
Common stocks              36,311        3,426             -       39,737
Preferred stocks                -       90,886             -       90,886
Derivative liability            -       (4,250)            -       (4,250)
                       ----------   ----------    ----------   ----------
Total                  $   36,311   $   93,674    $    2,904   $  132,889
                       ==========   ==========    ==========   ==========

                                         DECEMBER 31, 2009
                       --------------------------------------------------
                         Level 1      Level 2       Level 3      Total
                       ----------   ----------    ----------   ----------
Bonds                  $        -   $    8,462    $   37,738   $   46,200
Common stocks             880,282       13,782             -      894,064
Preferred stocks                -      117,676         2,905      120,581
                       ----------   ----------    ----------   ----------
Total                  $  880,282   $  139,920    $   40,643   $1,060,845
                       ==========   ==========    ==========   ==========

The following table presents changes during 2010 and 2009 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2010 and 2009 related to the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Level 3 financial instruments that remained in the balance sheet at December 31, 2010 and 2009.

                                                               Net Realized and Unrealized    Unrealized  Purchases,
                                                             Gains (Losses) Included in Net     Gains        Sales,
                    Balance                                       Investment Income and        (Losses)    Issuances,   Balance at
                  Beginning of                                    Realized Capital Gains     Included in  Settlements  December 31,
                     Year       Transfers In  Transfers Out             (Losses)               Surplus        Net         2010
                  ------------  ------------  -------------  ------------------------------  -----------  -----------  ------------
Bonds             $     37,738  $      2,904  $     (32,212) $                       (8,652) $    10,049  $    (6,923) $      2,904
Common stocks                -             -              -                               -            -            -             -
Preferred stocks         2,905             -           (520)                              -          438       (2,823)            -
                  ------------  ------------  -------------  ------------------------------  -----------  -----------  ------------
Total             $     40,643  $      2,904  $     (32,732) $                       (8,652) $    10,487  $    (9,746) $      2,904
                  ============  ============  =============  ==============================  ===========  ===========  ============

                                                 Net Realized and Unrealized    Unrealized Gains
                    Balance                    Gains (Losses) Included in Net        (Losses)     Purchases, Sales,   Balance at
                  Beginning of  Transfers In       Investment Income and          Included in        Issuances,      December 31,
                       Year         (Out)      Realized Capital Gains (Losses)       Surplus      Settlements, Net      2009
                  ------------  ------------   -------------------------------  ----------------  -----------------  ------------
Bonds             $     44,055  $      7,601   $                       (23,257) $         14,459  $          (5,120) $     37,738
Common stocks            8,660        (7,644)                                -            (1,016)                 -             -
Preferred stocks             -         3,033                                 -              (128)                 -         2,905
                  ------------  ------------   -------------------------------  ----------------  -----------------  ------------
Total             $     52,715  $      2,990   $                       (23,257) $         13,315  $          (5,120) $     40,643
                  ============  ============   ===============================  ================  =================  ============

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Loan-Backed and Structured Securities:

The following table summarizes the OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities:

                                                                         OTHER-THAN-
                                               AMORTIZED COST BASIS       TEMPORARY
                                                BEFORE OTHER-THAN-        IMPAIRMENT
                                               TEMPORARY IMPAIRMENT   RECOGNIZED IN LOSS   FAIR VALUE
                                               --------------------   ------------------   ----------
OTTI RECOGNIZED
   Intent to Sell                              $              8,337   $            1,503   $    6,834
   Inability or lack of intent to retain the
     investment in the security for a period
     of time sufficient to recover the
     amortized cost basis                                         -                    -            -
                                               --------------------   ------------------   ----------
   ANNUAL AGGREGATE TOTAL                      $              8,337   $            1,503   $    6,834
                                               ====================   ==================   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

At December 31, 2010, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities:

                   BOOK/ADJUSTED
                   CARRYING VALUE
                   AMORTIZED COST   PRESENT VALUE OF
                   BEFORE CURRENT    PROJECTED CASH    RECOGNIZED   AMORTIZED COST
CUSIP               PERIOD OTTI           FLOWS           OTTI        AFTER OTTI     FAIR VALUE
                   --------------   ----------------   ----------   --------------   ----------
126694A40          $          172   $            169   $        3   $          169   $      147
23243AAB2                   8,944              8,803          142            8,803        6,487
39538AAC0                   3,528              3,480           48            3,480        1,910
39538BAB0                   3,594              3,537           57            3,537        1,879
39538CAC6                   3,564              3,522           42            3,522        1,230
52525LAQ3                   6,237              5,301          935            5,301        3,377
57645TAA5                   8,168              8,043          125            8,043        4,449
02150KBB4                     346                242          104              242          406
126694A40                     166                156           10              156          161
23243AAB2                   8,823              8,545          280            8,545        7,072
39538AAC0                   3,528              3,454           74            3,454        2,129
39538BAB0                   3,594              3,570           25            3,570        2,180
39538CAC6                   3,567              3,473           93            3,473        1,630
57645TAA5                   7,757              7,560          197            7,560        4,602
126694A40                     154                147            7              147          159
23243AAB2                   8,617              8,372          245            8,372        7,209
39538CAC6                   3,496              2,916          580            2,916        1,669
57645TAA5                   7,150              6,894          255            6,894        4,228
39538AAC0                   3,469              3,407           62            3,407        2,486
02150KBB4                     255                239           15              239          239
126694A40                     146                136            9              136          155
02150KBB4                     242                165           77              165          165
126694A40                     138                105           33              105          156
52525LAQ3                   3,324              3,254           70            3,254        2,418
57645TAA5                     320                316            3              316          294
                   --------------   ----------------   ----------   --------------   ----------
GRAND TOTAL        $       89,299   $         85,806   $    3,491   $       85,806   $   56,837
                   ==============   ================   ==========   ==============   ==========


At December 31, 2010 and 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------------------------------------------
                                               Less than 12             12 Months or
                                                  Months                   Longer                     Total
                                         -----------------------   -----------------------   -----------------------
                                                      Unrealized                Unrealized                Unrealized
Description of Securities                Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------------------    ----------   ----------   ----------   ----------   ----------   ----------

Loan-backed Securities                   $  572,376   $   58,253   $    6,298   $    1,130   $  578,674   $   59,383
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total temporarily impaired securities    $  572,376   $   58,253   $    6,298   $    1,130   $  578,674   $   59,383
                                         ==========   ==========   ==========   ==========   ==========   ==========

                                               DECEMBER 31, 2009
--------------------------------------------------------------------------------------------------------------------
                                               Less than 12             12 Months or
                                                  Months                   Longer                     Total
                                         -----------------------   -----------------------   -----------------------
                                                      Unrealized                Unrealized                Unrealized
Description of Securities                Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------------------    ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed Securities                   $   39,240   $   23,923   $      660   $      517   $   39,900   $   24,440
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total temporarily impaired securities    $   39,240   $   23,923   $      660   $      517   $   39,900   $   24,440
                                         ==========   ==========   ==========   ==========   ==========   ==========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC
("Metropolis"). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                                              PAR PURCHASED   PURCHASE PRICE
-------------------------------------------------    -------------   -------------
National Union                                       $     852,455   $     808,335
American Home                                              423,421         402,213
C&I                                                        275,223         261,438
Lexington Insurance Company                                423,421         402,213
Chartis Select Insurance Company                           275,223         261,438
                                                     -------------   -------------
   Total                                             $   2,249,743   $   2,135,637
                                                     =============   =============

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Income and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2010 was EUR 1,252,015.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the year ended December 31, 2010:

                                             AS OF DECEMBER 31, 2010        YEAR ENDED DECEMBER 31, 2010
                                         -----------------------------    ---------------------------------
                                           OUTSTANDING                                        UNREALIZED
                                            NOTIONAL       ESTIMATED      REALIZED CAPITAL   CAPITAL GAINS /
                                             AMOUNT        FAIR VALUE     GAINS / (LOSSES)     (LOSSES)
                                         --------------   ------------    ----------------   --------------
COMPANY
National Union                           euro   493,005   $    (11,263)   $          2,580   $      (11,263)
American Home                                   230,003         (4,250)                913           (4,250)
C&I                                             149,502         (2,762)                593           (2,762)
Lexington Insurance Company                     230,003         (4,250)                913           (4,250)
Chartis Select Insurance Company                149,502         (2,762)                593           (2,762)
                                         --------------   ------------    ----------------   --------------
   Total                                 euro 1,252,015   $    (25,287)   $          5,592   $      (25,287)
                                         ==============   ============    ================   ==============

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2010, 2009 and 2008 is set forth in the table below:

                                                               2010           2009            2008
                                                          ------------    ------------    ------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR            $ 13,482,501    $ 13,268,600    $ 13,732,102
Incurred losses and LAE related to:
   Current accident year                                     4,074,495       4,528,746       5,573,146
   Prior accident years                                      1,904,603         939,381         (30,723)
     TOTAL INCURRED LOSSES AND LAE                           5,979,098       5,468,127       5,542,423

Paid losses and LAE related to:
   Current accident year                                    (1,206,965)     (1,426,132)     (1,689,045)
   Prior accident years                                     (3,871,541)     (3,828,094)     (4,316,880)
     TOTAL PAID LOSSES AND LAE                              (5,078,506)     (5,254,226)     (6,005,925)
                                                          ------------    ------------    ------------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,           $ 14,383,093    $ 13,482,501    $ 13,268,600
                                                          ============    ============    ============

Following completion of its annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge, for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- asbestos, excess casualty, excess workers' compensation, and primary workers' compensation -- comprise approximately 80 percent of

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflect management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the American Home Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring. The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Additionally, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal Auto Group. See Note 5E for further details.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $169,676, $166,812 and $178,706, respectively. In addition, the Company recorded $50,400 of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $4,364,556, $5,336,235 and $5,340,598 respectively (exclusive of inter-company pooling).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2010, 2009 and 2008, gross and net of reinsurance credits, are as follows:

                                                          ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
                                             ---------------------------------------    -----------------------------------
                                                 2010          2009           2008         2010         2009        2008
                                             -----------    ----------    ----------    ---------    ---------    ---------
Direct:

Loss and LAE reserves, beginning of year     $   890,649    $  905,283    $  983,032    $  88,550    $ 105,450    $ 137,135

    Incurred losses and LAE                      818,692       175,575        98,429        5,138       (3,738)     (13,665)
    Calendar year paid losses and LAE           (172,915)     (190,209)     (176,178)     (25,772)     (13,162)     (18,020)
                                             -----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $ 1,536,426    $  890,649    $  905,283    $  67,916    $  88,550    $ 105,450
                                             ===========    ==========    ==========    =========    =========    =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                         ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
                                             --------------------------------------    -----------------------------------
                                                2010          2009          2008          2010        2009          2008
                                             ----------    ----------    ----------    ---------    ---------    ---------
Assumed:

Loss and LAE reserves, beginning of year     $   85,957    $   86,374    $   89,654    $   5,744    $   5,077    $   5,933

   Incurred losses and LAE                       87,026        (1,517)       12,578        1,066          856         (735)
   Calendar year paid losses and LAE            (18,597)        1,100       (15,858)      (1,334)        (189)        (121)
                                             ----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $  154,386    $   85,957    $   86,374    $   5,476    $   5,744    $   5,077
                                             ==========    ==========    ==========    =========    =========    =========

Net of reinsurance:

Loss and LAE reserves, beginning of year     $  393,257    $  414,790    $  464,090    $  48,761    $  57,647    $  71,628

   Incurred losses and LAE                      422,050        54,172        27,666        6,963        1,800           32
   Calendar year paid losses and LAE            (81,934)      (75,705)      (76,966)     (14,028)     (10,686)     (14,013)
                                             ----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $  733,373    $  393,257    $  414,790    $  41,696    $  48,761    $  57,647
                                             ==========    ==========    ==========    =========    =========    =========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                            ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                 -----------------------------------   ---------------------------------
                                     2010         2009        2008        2010       2009        2008
                                 -----------   ---------   ---------   ---------   ---------   ---------
Direct basis                     $ 1,127,844   $ 503,724   $ 524,100   $  17,850   $  29,091   $  39,611
Assumed reinsurance basis            118,402      41,926      37,560         394         520          96
Net of ceded reinsurance basis       552,119     221,716     238,704       8,548      14,070      19,081

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                          ASBESTOS LOSSES                ENVIRONMENTAL LOSSES
                                 --------------------------------   ------------------------------
                                    2010        2009       2008       2010       2009       2008
                                 ----------   --------   --------   --------   --------   --------
Direct basis                     $  125,316   $ 55,969   $ 58,233   $  7,650   $ 12,468   $ 16,976
Assumed reinsurance basis             7,659      7,009      7,124         87        164        109
Net of ceded reinsurance basis       55,849     26,985     29,473      3,582      5,971      8,245

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2010 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 5 - RELATED PARTY TRANSACTIONS

A.    NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch of American
      Home) to National Union, the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                                                    INITIAL          PARTICIPATION
                                                                     NAIC CO.    PARTICIPATION    PERCENT SPECIFIC TO
MEMBER COMPANY                                                         CODE         PERCENT           JAPAN RISK
----------------------------------------------------------------     --------    -------------    -------------------
Chartis Overseas Limited                                                    -         67.0%              85.0%
Commercial Pool member companies, as follows:                               -         33.0%              15.0%
   New Hampshire Insurance Company                                      23841         12.0%              10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.             19445         11.0%               5.0%
   American Home Assurance Company                                      19380         10.0%               0.0%

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                          2010           2009
------------------------------------------------        -----------    -----------
Assumed reinsurance receivable                          $    75,852    $    55,248
Funds held by ceding reinsurers                              12,478          8,204
Reinsurance recoverable                                      42,074         34,838
Equities in underwriting pools and associations             544,719        570,343
                                                        -----------    -----------
TOTAL ASSETS                                            $   675,123    $   668,633
                                                        ===========    ===========

Loss and LAE reserves                                   $   564,889    $   491,833
Unearned premium reserves                                   233,080        224,644
Funds held                                                   13,038         14,524
Ceded balances payable                                       61,292         61,413
Retroactive reinsurance                                           -          (132)
Assumed reinsurance payable                                  44,085         32,165
                                                        -----------    -----------
TOTAL LIABILITIES                                       $   916,384    $   824,447
                                                        -----------    -----------

TOTAL SURPLUS                                           $  (241,261)   $  (155,814)
                                                        ===========    ===========

      As of December 31, 2010, the Association reported an asset of $2.4 billion representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2010, Chartis Europe S.A. represented $1.3 billion and Chartis UK Holdings represented $836 million, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the National Union inter-company pooling agreement. At December 31, 2010, the Company's interest in the Association's SCA entities was $290 million and has been reported as a component of Equities in Underwriting Pools and Associations.

      Effective December 1, 2010, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis International, LLC restructured its Hong Kong general insurance operations.

      The restructuring involved converting the existing Hong Kong managing general agency subsidiary company (American International Underwriters, Limited) into an insurance company subsidiary (Chartis Insurance Hong Kong Limited) and transferring in-force, new and renewal business of the Hong Kong branches of the Company, National Union and New Hampshire (collectively, the Companies) to Chartis Insurance Hong Kong Limited under
      Section 25D of the Hong Kong Insurance Companies Ordinance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      The results of the Hong Kong Branches have been historically reported by the Company through its participation in the Association. The Association reports on a fiscal year ending on November 30. Although the Company and other members of the Commercial Pool's fiscal year ends on December 31, their respective annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30. In order to achieve consistency in their financial reporting, the Company and other members of the Commercial Pool, will record this transaction in their respective 2011 statutory financial statements. While NY SAP is not the domiciliary jurisdiction for the Association, the Department did not object to the Association reporting this transaction in 2011.

C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) where the guaranteed companies failed to make payments under the policies of insurance issued during the period of the guarantee.

      As of the date of this financial statement and as disclosed on the table that follows, two policyholder guarantees remain in force. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by all guaranteed entities during the period in which the guarantee was in force.

      The guarantees are not expected to have a material effect on the Company's surplus as all of the guaranteed entities report total assets in excess of their liabilities and the majority of the guaranteed entities have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and instead of the Company. Furthermore, for former affiliates that have been sold to third parties, the purchasers have provided the Company with hold harmless agreements for its obligations under the guarantees. Accordingly, management believes that the likelihood of a payment under any of the guarantees is remote.

      The following sets forth the effective and termination dates of each guarantee and the policyholder obligations,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


      invested assets, estimated loss to the Company, and policyholders' surplus for each guaranteed entity as of December 31, 2010:

                                                          POLICYHOLDER                                                POLICYHOLDERS'
                                 DATE         DATE        OBLIGATIONS @       INVESTED ASSETS @       ESTIMATED LOSS     SURPLUS
GUARANTEED COMPANY              ISSUED     TERMINATED      12/31/2010             12/31/2010           @ 12/31/2010   @ 12/31/2010
----------------------          ------     ----------     -------------       -----------------       --------------  -------------
21st Century Advantage
Insurance Company
(f/k/a AIG
Advantage Insurance
Company)                *      12/15/97       8/31/09     $      16,413         $      30,293              $ -        $      24,873

AIG Edison Life
Insurance Company       **      8/29/03                      26,758,613            29,629,467                -            2,325,363

AIG Europe
(Netherlands) N.V.      ***     9/27/04       2/28/10                 -                     -

Farmers Insurance
Hawaii, Inc (f/k/a
AIG Hawaii
Insurance Company,
Inc.)                   *       11/5/97       8/31/09            28,465               105,203                -               70,659

AIG Mexico Seguros
Interamericana, S.A.
de C.V.                        12/15/97                         275,716               115,340                -               24,458

American General
Life and Accident
Insurance Company                3/3/03       9/30/10         8,511,609             9,355,843                               840,752

American General
Life Insurance
Company                          3/3/03      12/29/06        31,170,593            39,764,916                -            6,612,085

American
International
Assurance Company
(Australia) Ltd                 11/1/02      10/30/10           304,000             1,014,000                -              303,000

21st Century North
America Insurance
Company (f/k/a
American
International
Insurance Company)      *       11/5/97       8/31/09           147,102               613,891                -              459,462

21st Century
Superior Insurance
Company (f/k/a
American
International
Insurance Company of
California, Inc.)       *      12/15/97       8/31/09            36,235                31,877                -               25,878

21st Century
Pinnacle Insurance
Company (f/k/a
American
International
Insurance Company of
New Jersey)             *      12/15/97       8/31/09            28,491                46,783                -               36,195

Chartis Europe, S.A.
(f/k/a AIG Europe
S.A.)                   ****    9/15/98                       5,783,197             6,176,677                -            3,114,161

First SunAmerica
Life Insurance
Company                          1/4/99       1/31/08         4,787,371             9,969,923                               746,122

Chartis UK. (f/k/a
Landmark Insurance
Company, Ltd (UK))      ****     3/2/98      11/30/07           161,386             5,316,482                -            2,015,298

Lloyd's Syndicate
1414 (Ascot
Corporate Name)         ****    1/20/05      10/31/07            65,373             1,307,303                -              364,810

SunAmerica Annuity
and Life Assurance
Company                          1/4/99      12/29/06        17,416,540            26,892,721                               834,074

SunAmerica Life
Insurance Company                1/4/99      12/29/06        11,305,319            16,746,327                             3,897,823

The United States
Life Insurance
Company in the City
of NY                            3/3/03       4/30/10         4,894,294            11,061,455                -            1,167,447

The Variable Annuity
Life Insurance
Company                          3/3/03      12/29/06        47,616,891            63,447,359                -            3,800,284
                                                          -------------         -------------              ---        -------------
 TOTAL GUARANTEES                                         $ 159,307,608         $ 221,625,860              $ -        $  26,662,744
                                                          =============         =============              ===        =============

*The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to their obligations under this guarantee.

** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.

The guarantee terminated on March 31, 2011,

*** Merged into Chartis Europe S.A. effective December 31, 2009. Financial disclosures included in Chartis S.A. amounts.

**** Disclosure based on local GAAP translated at the spot rate as of December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


      The Company does not believe that the events of AIG discussed in Note 5G will increase the likelihood that the guarantees will be materially impacted.

D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2010 and 2009, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                              AFFILIATE                        CARRYING VALUE         CHANGE IN
                                                              OWNERSHIP     ACTUAL COST        AT DECEMBER 31,     CARRYING VALUE
AFFILIATED COMMON STOCK INVESTMENTS                            PERCENT         2010                  2010               2010
----------------------------------------------                ---------     -----------        ---------------     --------------
AIG Mexico Industrial, L.L.C.                                    49.0%       $   6,981            $  10,954           $     567
AIG Non Life Holding Company (Japan), Inc. (c)                  100.0%         300,384              289,975             210,017
American International Realty Corporation                        31.5%          14,169               42,347              21,723
Eastgreen, Inc.                                                  13.4%          12,804               10,065                 138
AIU Brasil Affiliate                                            100.0%             408                2,247                 155
Pine Street Real Estate Holdings Corporation                     31.5%           5,209                2,135                 (58)
Fuji Fire and Marine Insurance Company (c)                        2.8%               -                    -             (12,180)
                                                                             ---------            ---------           ---------
   TOTAL COMMON STOCKS - AFFILIATES                                          $ 339,955            $ 357,723           $ 220,362
                                                                             =========            =========           =========

                                                              AFFILIATE                        CARRYING VALUE      CHANGE IN
                                                              OWNERSHIP     ACTUAL COST        AT DECEMBER 31,   CARRYING VALUE
AFFILIATED COMMON STOCK INVESTMENTS                            PERCENT         2009                 2009             2009
--------------------------------------------                  ---------     -----------        ---------------   --------------
21st Century Insurance Group (b)                                  0.0%       $       -            $       -        $  (117,912)
AIG Hawaii Insurance Company, Inc. (b)                            0.0%               -                    -            (64,060)
AIG Mexico Industrial, L.L.C.                                    49.0%           8,932               10,387              1,604
AIG Non Life Holding Company (Japan), Inc.                      100.0%         124,477               79,958            (47,821)
American International Realty Corporation                        31.5%          14,169               20,624            (29,913)
Eastgreen, Inc.                                                  13.4%          12,804                9,927                (37)
AIU Brasil Affiliate                                            100.0%             408                2,092              2,092
Fuji Fire and Marine Insurance Company                            2.8%          17,078               12,180             (7,271)
Pine Street Real Estate Holdings Corporation                     31.5%           5,445                2,193                110
Transatlantic Holdings, Inc. (a)                                  0.0%               -                    -           (945,009)
                                                                             ---------            ---------        -----------
   TOTAL COMMON STOCKS - AFFILIATES                                          $ 183,313            $ 137,361        $(1,208,217)
                                                                             =========            =========        ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

(c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of AIG Non Life Holding Company (Japan) Inc.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note
      1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2010 and 2009, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $802,931 and $908,367, respectively.

E. RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Notes 4 and 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective October 7, 2010, National Union Fire Insurance Company of Louisiana, Audubon Insurance Company and Audubon Indemnity Company were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. The Company recorded its proportionate share of this transaction with National Union in accordance with the pooling agreement.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility (refer to Note 5F), except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

      AMERICAN HOME CANADIAN BRANCH NOVATION

      Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and was dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statements of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

Description                                                         Amount
-----------------------------------------------------------      ------------
Loss from investments included in realized capital
 gains/losses                                                    $   (210,868)
Underwriting gain                                                      13,762
Other income (ceding commission)                                       14,276
Gain relating to foreign exchange included in other income            371,741
                                                                 ------------
Net pre-tax gain                                                 $    188,911
                                                                 ============

      In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                            Dividend
-----------------------------------------------------------      ------------
National Union Fire Insurance Company of Pittsburgh, Pa.         $    299,000
American Home Assurance Company                                       170,000
Commerce and Industry Insurance Company                               103,000
Chartis Property Casualty Company                                     103,000
The Insurance Company of the State of Pennsylvania                    122,000
New Hampshire Insurance Company                                       167,000

      During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      following entities in consideration for the dividends paid to originally fund the transaction:

Company                                                      Capital Contribution
--------------------------------------------------------     --------------------
National Union Fire Insurance Company of Pittsburgh, Pa.         $    299,000
Chartis Property Casualty Company                                     103,000
The Insurance Company of the State of Pennsylvania                    122,000
New Hampshire Insurance Company                                       167,000

F. OTHER RELATED PARTY TRANSACTIONS

      The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010 and 2009 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2010 and 2009 and all capital contributions and dividends.

                                                                 ASSETS RECEIVED BY       ASSETS TRANSFERRED BY
                                                                    THE COMPANY                THE COMPANY
                                                             -------------------------  ------------------------
  DATE OF                                                      STATEMENT                 STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE       VALUE     DESCRIPTION      VALUE    DESCRIPTION
-----------  --------------------------  ------------------  -------------------------  ------------------------
  02/12/10            Dividend           Chartis U.S., Inc.  $          -       -       $   300,000     Cash
  04/08/10            Dividend           Chartis U.S., Inc.             -       -             1,343     Cash
  Various     Capital contribution (a)   Chartis U.S., Inc.         5,322    In kind              -      -
  03/31/10      Capital contribution     Chartis U.S., Inc.         4,829    In kind              -      -
  12/31/10    Capital contribution (b)   Chartis U.S., Inc.     1,937,124   Receivable            -      -
  06/24/10       Sale of securities        National Union         708,005     Cash          708,005  Securities

--------------
(a)   Capital contributions in lieu of Tax Sharing agreement

(b)   Capital contribution was received on February 25, 2011 (Refer to Note 13)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                                  Assets Received by       Assets Transferred by
                                                                     the Company                the Company
                                                               ------------------------  ------------------------
  Date of                                                       Statement                 Statement
Transaction   Explanation of Transaction   Name of Affiliate      Value     Description     Value     Description
-----------  ----------------------------  ------------------  -----------  -----------  -----------  -----------
 06/30/09      Capital contribution (c)    Chartis U.S., Inc.  $       948    In kind    $         -       -
 06/30/09      Capital contribution (a)    Chartis U.S., Inc.       75,923      Cash               -       -
 06/30/09    Capital contribution (a) (c)  Chartis U.S., Inc.      157,679    In kind              -       -
 12/31/09      Capital contribution (c)    Chartis U.S., Inc.       58,930    In kind              -       -
 06/30/09        Capital contribution      Chartis U.S., Inc.       15,495      Cash               -       -
 07/01/09      Capital contribution (b)    Chartis U.S., Inc.       27,886    In kind              -       -
 12/31/09        Capital contribution      Chartis U.S., Inc.        6,425    In kind              -       -
 06/22/09       Purchases of security        National Union        573,629      Bonds        573,629      Cash
 10/30/09       Purchases of security            AIGSL             133,979      Bonds        133,979      Cash
 07/01/09           Sale of bonds                 AIIC             219,257      Cash         219,257     Bonds

----------------
(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)   Sale of Personal Auto Group

(c)   Capital contributions in lieu of Tax Sharing Agreement

      AIGSL : AIG Security Lending

In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010, 2009 and 2008 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2010, 2009 and 2008:

FOR THE YEARS ENDED DECEMBER 31,                               2010         2009         2008
--------------------------------                            ----------   ----------   ----------
Chartis Claims, Inc.                                        $  245,427   $  255,941   $  254,033
                                                            ----------   ----------   ----------
   TOTAL                                                    $  245,427   $  255,941   $  254,033
                                                            ==========   ==========   ==========

As of December 31, 2010 and 2009, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,881,287 and $1,291,310, respectively.

Federal and foreign income taxes (payable to) recoverable from affiliates as of December 31, 2010 and 2009 amounted to $(60,666) and $366,126, respectively.

At December 31, 2010 and 2009, the amount due (to)/from National Union, as the lead company of the intercompany pool, was $(121,756) and $90,429, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2009 and 2008, the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows:

AS OF DECEMBER 31,                                             2009         2008
------------------------------------                        ----------   ----------
Accounts receivable sold                                    $   27,148   $   71,679
Losses recorded                                                    639        1,842

AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

As of December 31, 2010 and 2009, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):


AS OF DECEMBER 31,                                             2010         2009
-------------------------------------------------------     ----------   ----------
Capital contributions receivable from Chartis U.S. Inc.     $1,937,124   $        -
Balances with pool member companies                             31,954       90,429
Balances less than 0.5% of admitted assets                      23,175          406
                                                            ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES         $1,992,253   $   90,835
                                                            ==========   ==========

Balances with pool member companies                         $  122,198   $   21,373
Balances less than 0.5% of admitted assets                      82,128       49,295
                                                            ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES              $  204,326   $   70,668
                                                            ==========   ==========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962. Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

G. EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York (the "FRBNY"). The credit facility obligations were guaranteed by certain subsidiaries of AIG and the obligations were secured by a pledge of certain assets of AIG and its subsidiaries. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the "Series C Preferred Stock"), to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). In November 2008 and April 2009, AIG issued preferred securities to the United States Department of the Treasury ("Department of the Treasury") under the Troubled Asset Relief Program ("TARP").

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") with the FRBNY, the Department of the Treasury, and the Trust to recapitalize AIG. As part of the Recapitalization, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY credit facility, and the FRBNY credit facility was terminated. In addition, (i) the shares of the Series C Preferred Stock held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company's net premiums written and net premiums earned were comprised of the following:

                                                  2010                         2009                         2008
                                        --------------------------   --------------------------   --------------------------
FOR THE YEARS ENDED DECEMBER 31,          WRITTEN        EARNED        WRITTEN        EARNED        WRITTEN        EARNED
----------------------------------      -----------   ------------   -----------   ------------   -----------   ------------
Direct premiums                         $ 1,471,932   $  1,494,653   $ 2,181,231   $  2,429,839   $ 3,003,169   $  4,553,852
Reinsurance premiums assumed:
   Affiliates                             6,775,226      7,113,494     7,553,633      8,250,685     9,358,318     10,173,382
   Non-affiliates                            64,497         37,427        51,887         46,888       166,239        238,591
                                        -----------   ------------   -----------   ------------   -----------   ------------
     GROSS PREMIUMS                       8,311,655      8,645,574     9,786,751     10,727,412    12,527,726     14,965,825
                                        -----------   ------------   -----------   ------------   -----------   ------------
Reinsurance premiums ceded:
   Affiliates                             1,574,099      1,537,046     2,624,677      3,172,378     4,663,334      6,541,514
   Non-affiliates                         1,542,184      1,459,764     1,099,681      1,200,489     1,018,383      1,031,090
                                        -----------   ------------   -----------   ------------   -----------   ------------
     NET PREMIUMS                       $ 5,195,372   $  5,648,764   $ 6,062,393   $  6,354,545   $ 6,846,009   $  7,393,221
                                        ===========   ============   ===========   ============   ===========   ============

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2010 and 2009 with the return of the unearned premium reserve is as follows:

                                            ASSUMED REINSURANCE           CEDED REINSURANCE                  NET
                                        --------------------------   --------------------------   --------------------------
                                          UNEARNED                     UNEARNED                    UNEARNED
                                          PREMIUM      COMMISSION      PREMIUM      COMMISSION      PREMIUM      COMMISSION
                                          RESERVES       EQUITY        RESERVES       EQUITY        RESERVES       EQUITY
                                        -----------   ------------   -----------   ------------   -----------   ------------
DECEMBER 31, 2010
   Affiliates                           $ 3,758,923   $    421,024   $   924,159   $    129,587   $ 2,834,764   $    291,437
   Non-affiliates                            37,720          4,225       462,613         64,868      (424,893)       (60,643)
                                        -----------   ------------   -----------   ------------   -----------   ------------
   TOTALS                               $ 3,796,643   $    425,249   $ 1,386,772   $    194,455   $ 2,409,871   $    230,794
                                        ===========   ============   ===========   ============   ===========   ============

DECEMBER 31, 2009
   Affiliates                           $ 4,097,191   $    529,996   $   887,195   $    136,990   $ 3,209,996   $    393,006
   Non-affiliates                            10,657          1,378       380,113         58,692      (369,456)       (57,314)
                                        -----------   ------------   -----------   ------------   -----------   ------------
   TOTALS                               $ 4,107,848   $    531,374   $ 1,267,308   $    195,682   $ 2,840,540   $    335,692
                                        ===========   ============   ===========   ============   ===========   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As of December 31, 2010 and 2009 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                          UNEARNED     PAID LOSSES   RESERVES FOR
                                          PREMIUM         AND         LOSSES AND
                                          RESERVES        LAE            LAE
                                        -----------   ------------   ------------
DECEMBER 31, 2010
   Affiliates                           $   924,159   $    131,717   $ 10,701,691
   Non-affiliates                           462,613        301,588      3,194,427
                                        -----------   ------------   ------------
   TOTAL                                $ 1,386,772   $    433,305   $ 13,896,118
                                        ===========   ============   ============
DECEMBER 31, 2009
   Affiliates                           $   887,195   $    172,560   $ 12,759,773
   Non-affiliates                           380,113        332,178      2,970,212
                                        -----------   ------------   ------------
   TOTAL                                $ 1,267,308   $    504,738   $ 15,729,985
                                        ===========   ============   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2010 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                        NAIC CO.
REINSURER                                                 CODE         2010
----------------------------------------------------    --------   ------------
Affiliates:
   National Union Pool                                        -    $ 10,662,228
   AIU Insurance Company                                  19399         106,738
   American International Life Assurance Co. NY (US)      60607           2,182
   American International Reinsurance Co. Ltd                 -          32,012
   Chartis Specialty Insurance Company                    26883           3,617
   Ascot Syndicate Lloyd's 1414                               -           1,571
   Chartis Europe S.A.                                        -          18,031
   Chartis Insurance Company Of Canada                        -           5,493
   Chartis Insurance UK Ltd                                   -           9,551
   Chartis Overseas Ltd.                                      -         576,590
   Chartis Select Insurance Company                       10932           3,661
   Lexington Insurance Company                            19437          15,064
   United Guaranty Insurance Company                      11715          32,526
   Other affiliates below $1.0 million                        -           4,562
                                                        --------   ------------
      TOTAL AFFILIATES                                               11,473,826
                                                        --------   ------------
Non-Affiliates:
   Transatlantic Reinsurance Company                      19453         288,162
                                                        --------   ------------
        TOTAL TRANSATLANTIC GROUP                                       288,162
                                                        --------   ------------
   Lloyd's Syndicate                                          -         218,521
   Munich Re Group                                            -         245,130
   Swiss Re Group                                             -         260,870
                                                        --------   ------------
      TOTAL NON-AFFILIATES                                            1,012,683
                                                        --------   ------------
 TOTAL AFFILIATES AND NON-AFFILIATES                               $ 12,486,509
                                                        ========   ============

During 2010, 2009 and 2008, the Company reported in its Statements of Income statutory losses of $135,317, $10,863 and $165, respectively, as a result of losses incurred from commutations with the following reinsurers. The 2010 loss was comprised of losses incurred $135,412, commissions incurred $(98) and premiums earned $(3); the 2009 and 2008 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

COMPANY                                                         2010       2009       2008
-----------------------------------------------------        ---------   --------   ---------
American International Reinsurance Company, Ltd. (a)         $ 131,629   $ 10,284   $       -
Continental Casualty Company                                     1,270          -           -
Reliastar Life Insurance Company                                 1,296
Other reinsurers below $1 million                                1,122        579         165
                                                             ---------   --------   ---------
TOTAL                                                        $ 135,317   $ 10,863   $     165
                                                             =========   ========   =========

---------------
(a) Effective April 1, 2010, National Union commuted a multi year reinsurance agreement with AIRCO. The commutation resulted in the members of the Commercial Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the pooling agreement. The commutation was approved by the New York and Pennsylvania Insurance Departments. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                                           COMPANY'S POOLED
                                               TOTAL          ALLOCATION
                                            -----------    ----------------
Liabilities:
   Outstanding losses                       $ 2,576,715    $        927,617
                                            ===========    ================
P&L:
   Paid losses                                  365,636             131,629
                                            ===========    ================
   Net cash                                 $ 2,211,079    $        795,988
                                            ===========    ================

As of December 31, 2010 and 2009, the Company had reinsurance recoverables on paid losses in dispute of $115,859 and $128,137, respectively.

During 2010, 2009 and 2008, the Company (wrote off)/recovered related reinsurance recoverable balances of $(1,224), $8,952 and $(4,906), respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2010 and 2009, the Company's premium receivable and losses payable on assumed business are as follows:

                           2010                                   AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------    ----------   -------------   ---------
Premiums in course of collection                                 $  146,906   $      11,982   $ 158,888
Reinsurance payable on paid loss and loss adjustment expenses       150,327           4,755     155,082

                           2009                                   AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------    ----------   -------------   ---------
Premiums in course of collection                                 $  174,732   $      25,010   $ 199,742
Reinsurance payable on paid loss and loss adjustment expenses       220,141          11,835     231,976

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Commercial Pool, relate to reinsurance agreements with the following:

                                                           2010                                 2009
                                          -----------------------------------   -----------------------------------
                                          PREMIUMS IN    REINSURANCE PAYABLE    PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF    ON PAID LOSS AND LOSS    COURSE OF    ON PAID LOSS AND LOSS
                                           COLLECTION    ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
                                          -----------   ---------------------   -----------   ---------------------
Lexington Insurance Co.                    $  16,421         $   17,730          $  20,696         $   18,815
United Guaranty Residential Ins. Co.             245             20,558                488                  -
National Union Ins. Co. of Vermont                47             15,310             (7,003)            15,404
Chartis Insurance UK Ltd.                     11,225              4,051              8,298              4,247
Chartis Europe SA                              7,544             11,977              1,734                  -
Chartis Overseas Ltd.                         14,735             20,053             11,317              8,778
Chartis Ins. Co. of Puerto Rico               10,632                310                989                399
Chartis Specialty Ins. Co.                       388                597             42,721             75,872

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                           COMPANY'S POOLED
                                               TOTAL          ALLOCATION
                                            -----------    ----------------
Liabilities:
   Outstanding losses                       $ 3,278,251    $      1,180,170
   Unearned premium reserves                    933,787             336,163
   Other                                         49,727              17,902
                                            -----------    ----------------
                                              4,261,765           1,534,235
                                            -----------    ----------------
P&L:
   Ceding commission                            220,094              79,234
                                            -----------    ----------------
                                            $ 4,041,671    $      1,455,001
                                            ===========    ================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2010 and 2009, the Company's deposit assets and liabilities were comprised of the following:

                                                                   DEPOSIT        DEPOSIT       FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
DECEMBER 31, 2010:
   Direct                                                       $          -    $   100,648    $          -    $         -
   Assumed                                                                 -         89,243          88,515              -
   Ceded                                                                 686              -               -            990
                                                                ------------    -----------    ------------    -----------
   TOTAL                                                        $        686    $   189,891    $     88,515    $       990
                                                                ============    ===========    ============    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                                   DEPOSIT        DEPOSIT       FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
DECEMBER 31, 2009:
   Direct                                                       $          -    $    88,466    $          -    $         -
   Assumed                                                                 -         90,013          88,515              -
   Ceded                                                               1,595              -               -              -
                                                                ------------    -----------    ------------    -----------
   TOTAL                                                        $      1,595    $   178,479    $     88,515    $         -
                                                                ============    ===========    ============    ===========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2010 and 2009 is set forth in the table below:

                                                                             2010                         2009
                                                                ---------------------------    ---------------------------
                                                                   DEPOSIT        DEPOSIT         DEPOSIT        DEPOSIT
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
BALANCE AT JANUARY 1                                            $      1,595    $   178,479    $    530,085    $   188,303
   Deposit activity, including loss recoveries                        (1,622)         8,358        (592,772)        (7,962)
   Interest income or expense, net of amortization of margin             713          3,054          24,465         (1,862)
   Non-admitted asset portion                                              -              -          39,817              -
                                                                ------------    -----------    ------------    -----------
BALANCE AS OF DECEMBER 31                                       $        686    $   189,891    $      1,595    $   178,479
                                                                ============    ===========    ============    ===========

                                                                             2010                         2009
                                                                ---------------------------    ---------------------------
                                                                 FUNDS HELD      FUNDS HELD     FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
BALANCE AT JANUARY 1                                            $     88,515    $         -    $     88,515    $   484,067
   Contributions                                                           -            990               -            357
   Withdrawals                                                             -              -               -       (505,878)
   Interest                                                                -              -               -         21,454
                                                                ------------    -----------    ------------    -----------
BALANCE AS OF DECEMBER 31                                       $     88,515    $       990    $     88,515    $         -
                                                                ============    ===========    ============    ===========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company has a written tax sharing agreement with Chartis, Inc. ("Subgroup Parent"), which was amended, effective January 1, 2010, which provides that Subgroup Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Subgroup Parent also has a separate tax sharing agreement with AIG ("Parent") , which provides that AIG will not charge Subgroup Parent a greater portion of the consolidated tax liability than would have been paid by the Chartis Subgroup if it had filed a separate federal income tax return. Additionally, the Company's amended tax sharing agreement contains the following significant requirements:

      - A tax Subgroup was formed with Chartis, Inc. as the Subgroup Parent. The Company will settle inter-company income taxes with the Subgroup Parent as if the Company were filing its own separate federal income tax return. Any net liability will be settled with the Subgroup Parent in accordance with federal estimated tax payment requirements with final payments/refunds paid within 30 days after Subgroup Parent makes or receives a final payment to or receipt of refund from Parent.

      - Any tax realized by the Company from triggering a deferred inter-company gain (as determined under Treasury regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

      - Chartis, Inc. assumes the Company's Tax Reserves in a deemed capital contribution transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

      - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35% at December 31, 2010.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2010 and 2009 are as follows:

                                 DECEMBER 31, 2010                   DECEMBER 31, 2009                         CHANGE
                      ------------------------------------  ------------------------------------  ---------------------------------
DESCRIPTION            ORDINARY     CAPITAL       TOTAL       ORDINARY     CAPITAL      TOTAL      ORDINARY    CAPITAL     TOTAL
--------------------- -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Gross deferred tax
 assets               $ 1,501,814  $  265,330  $ 1,767,144  $ 1,123,977  $  302,067  $ 1,426,044  $  377,837  $ (36,737) $  341,100
Statutory valuation
 allowance adjustment     633,968     131,367      765,335            -           -            -     633,968    131,367     765,335
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Adjusted Gross
 Deferred Tax Assets      867,846     133,963    1,001,809    1,123,977     302,067    1,426,044    (256,131)  (168,104)   (424,235)
Gross deferred tax
 liabilities              (67,312)   (133,963)    (201,275)     (42,638)   (194,630)    (237,268)    (24,674)    60,667      35,993
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Net deferred tax
 asset/(liabilities)      800,534           -      800,534    1,081,339     107,437    1,188,776    (280,805)  (107,437)   (388,242)
Deferred tax assets
 non-admitted             (17,769)          -      (17,769)    (371,493)   (107,437)    (478,930)    353,724    107,437     461,161
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Net admitted deferred
 tax assets           $   782,765  $        -  $   782,765  $   709,846  $        -  $   709,846  $   72,919  $       -  $   72,919
                      ===========  ==========  ===========  ===========  ==========  ===========  ==========  =========  ==========

The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                 DECEMBER 31, 2010               DECEMBER 31, 2009                   CHANGE
                          ------------------------------  -----------------------------  --------------------------------
DESCRIPTION               ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL    ORDINARY    CAPITAL      TOTAL
------------------------  ---------  -------   ---------  ---------  -------  ---------  ---------   -------    ---------
Increase in DTA that
 reverse in subsequent
 three calendar years
 that are carried back
 to recoup taxes          $       -  $     -   $       -  $       -  $     -  $       -  $       -   $     -    $       -
Increase in DTA from
 the lesser of
 adjusted gross DTAs
 realizable within 36
 months or 15% of
 statutory surplus          260,922         -    260,922    272,916        -    272,916    (11,994)        -      (11,994)
Increase in DTA from
 adjusted gross DTAs
 that can be offset
 against DTLs                     -        -           -          -        -          -          -         -            -
                          ---------  -------   ---------  ---------  -------  ---------  ---------   -------    ---------
Total Increase in DTA
 admitted pursuant to
 Paragraph 10.e           $ 260,922  $     -   $ 260,922  $ 272,916  $     -  $ 272,916  $ (11,994)  $     -    $ (11,994)
                          =========  =======   =========  =========  =======  =========  =========   =======    =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                  DECEMBER 31, 2010                   DECEMBER 31, 2009                        CHANGE
                          ----------------------------------  ----------------------------------  --------------------------------
DESCRIPTION                ORDINARY   CAPITAL      TOTAL      ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL     TOTAL
------------------------- ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Carried back losses
  that reverse in
  subsequent calendar
  year                    $       -  $        -  $         -  $  73,903  $   53,031  $   126,934  $ (73,903) $  (53,031) $(126,934)
 The lesser of adjusted
  gross DTAs realizable
  within 12 months or
  10% of statutory
  surplus                   521,844           -      521,844    309,996           -      309,996    211,848           -    211,848
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Adjusted gross DTAs
  that can be offset
  against DTLs               67,312     133,963      201,275     42,638     194,630      237,268     24,674     (60,667)   (35,993)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Total DTA admitted to
  Paragraphs 10.a, 10.b
  and 10.c                  589,156     133,963      723,119    426,537     247,661      674,198    162,619    (113,698)    48,921
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------

Admission Calculation
 Components
SSAP 10R, Paragraph 10.e

 Carried back losses
  that reverse in
  subsequent three
  calendar years                  -           -            -          -           -            -          -           -          -
 The lesser of adjusted
  gross DTAs realizable
  within 36 months or 15%
  of statutory surplus      260,922           -      260,922    272,916          --      272,916    (11,994)          -    (11,994)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Adjusted gross DTAs
  that can be offset
  against DTLs                    -           -            -          -           -            -          -           -          -
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Total DTA admitted
  pursuant to
  Paragraph 10.e            260,922           -      260,922    272,916           -      272,916    (11,994)          -    (11,994)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------

 Total DTA Admitted
  Under SSAP 10R            850,077     133,963      984,040    699,453     247,661      947,114    150,624    (113,698)    36,926
 Total DTL                  (67,312)   (133,963)    (201,275)   (42,638)   (194,630)    (237,268)   (24,674)     60,667     35,993
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Net Admitted DTA         $ 782,765  $        -  $   782,765  $ 656,815  $   53,031  $   709,846  $ 125,950  $  (53,031) $  72,919
                          =========  ==========  ===========  =========  ==========  ===========  =========  ==========  =========

 Used in SSAP 10R,
  Par. 10 d

 Total adjusted capital           -           -    6,376,918          -           -    5,455,355          -           -    921,563
                                                 -----------                         -----------                         ---------
 Authorized Control Level         -           -    1,524,909          -           -    1,347,179          -           -    177,730
                                                 ===========                         ===========                         =========

The following table provides the Company's assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to 10(c) and the additional DTA determined under SSAP No. 10R paragraph 10e:

                              DECEMBER 31, 2010               DECEMBER 31, 2009                  CHANGE
                        ------------------------------ ------------------------------- --------------------------------
DESCRIPTION             ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL     TOTAL     ORDINARY   CAPITAL      TOTAL
----------------------- --------- ------- ------------ --------- -------- ------------ --------- ---------  -----------
SSAP 10R, Paragraphs
10.a, 10.b, and 10.c

 Admitted deferred
  tax assets            $ 521,844 $     - $    521,844 $ 383,899 $ 53,031 $    436,930 $ 137,945 $ (53,031) $    84,913
 Admitted assets                -       -   26,155,673         -        -   24,730,012         -         -    1,425,661
 Adjusted statutory
  surplus                       -       -    6,412,177         -        -    5,599,438         -         -      812,739
 Total adjusted capital
  from DTA                      -       -    6,412,177         -        -    5,599,438         -         -      812,739

Increases due to
 SSAP 10R,
 Paragraph 10.e

 Admitted deferred
  tax assets              782,765       -      782,765   656,815   53,031      709,846   125,950   (53,031)      72,919
 Admitted assets                -       -   26,416,595         -        -   25,002,928         -         -    1,413,667
 Statutory surplus              -       - $  6,673,099         -        - $  5,872,354         -         -  $   800,745

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $867,846 and net admitted DTAs to $782,765. Tax planning strategies increased capital adjusted gross DTAs by $133,963, but had no impact upon net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company's current income tax expense/(benefit) was comprised of the following:

For the years ended December 31,             2010         2009       2008
-----------------------------------------  ---------   ---------   ---------
Federal Income Tax                         $(142,812)  $(215,953)  $ 135,559
Foreign Income Tax                            (5,462)     37,836           -
                                           ---------   ---------   ---------
     Subtotal                               (148,274)   (178,117)    135,559
Federal Income Tax on Net Capital Gains      169,323      57,389    (270,995)
Other - Including Return to Provision          6,354      55,810      99,679
                                           ---------   ---------   ---------
Federal and Foreign Income Taxes Incurred  $  27,403   $ (64,918)  $ (35,757)
                                           =========   =========   =========

The composition of the Company's net deferred tax assets as of December 31, 2010 and 2009, along with the changes in deferred income taxes for 2010, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Deferred tax assets:

Ordinary                                                2010          2009        CHANGE
                                                    -----------   -----------   -----------
     Loss Reserve Discount                          $   488,039   $   452,188   $    35,851
     Non-Admitted Assets                                146,586       203,317       (56,731)
     Unearned Premium Reserve                           224,940       256,677       (31,737)
     Partnerships                                             -         9,328        (9,328)
     Bad Debt Expense                                    88,502       104,852       (16,350)
     Goodwill & deferred revenue                         29,941        28,770         1,171
     Net Operating loss                                 376,835             -       376,835
     Foreign tax credits                                 99,895        37,573        62,322
     Deferred Tax on Foreign entities                    38,621        20,505        18,116
     Other Temporary difference                           8,455        10,767        (2,312)
                                                    -----------   -----------   -----------
        Subtotal                                      1,501,814     1,123,977       377,837

Statutory valuation allowance adjustment               (633,968)            -      (633,968)
Non-admitted                                            (17,769)     (371,493)      353,724
                                                    -----------   -----------   -----------

Admitted ordinary deferred tax assets                   850,077       752,484        97,593
                                                    -----------   -----------   -----------

Capital

     Investments Writedown                              149,630       166,546       (16,916)
     Unrealized capital losses                           87,003       104,640       (17,637)
     Deferred intercompany loss                          28,697        29,642          (945)
     Other Temporary difference                               -         1,239        (1,239)
                                                    -----------   -----------   -----------
        Subtotal                                        265,330       302,067       (36,737)
Statutory valuation allowance adjustment               (131,367)            -      (131,367)
Non-admitted                                                  -      (107,437)      107,437
                                                    -----------   -----------   -----------

Admitted capital deferred tax assets                    133,963       194,630       (60,667)
                                                    -----------   -----------   -----------

                                                    -----------   -----------   -----------
TOTAL ADMITTED DEFERRED TAX ASSETS                  $   984,040   $   947,114   $    36,926
                                                    ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Deferred tax liabilities:

Ordinary                                                               2010       2009       CHANGE
                                                                    ---------   ---------   ---------
     Investments                                                    $ (17,160)  $ (10,014)  $  (7,146)
     Fixed assets                                                           -     (15,120)     15,120
     Other (including items <5% of total ordinary tax liabilities)    (50,152)    (17,504)    (32,648)
                                                                    ---------   ---------   ---------
         Subtotal                                                     (67,312)    (42,638)    (24,674)

Capital

     Unrealized capital gains                                        (133,963)   (193,701)     59,738
     Other (including items <5% of total capital tax liabilities)           -        (929)        929
                                                                    ---------   ---------   ---------
         Subtotal                                                    (133,963)   (194,630)     60,667

                                                                    ---------   ---------   ---------
TOTAL DEFERRED TAX LIABILITIES                                      $(201,275)  $(237,268)  $  35,993
                                                                    ---------   ---------   ---------

NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                     $ 782,765   $ 709,846   $  72,919
                                                                    =========   =========   =========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

The change in net deferred tax assets is comprised of the following:

Description                                        2010          2009         CHANGE
                                                -----------   -----------   ----------
Total deferred tax assets                       $ 1,001,809   $ 1,426,044   $ (424,235)
Total deferred tax liabilities                     (201,275)     (237,268)      35,993
                                                -----------   -----------   ----------
Net deferred tax assets                             800,534     1,188,776     (388,242)
Deferred tax assets/(liabilities) - SSAP 3          (22,118)       79,849     (101,967)
Deferred tax assets/(liabilities) - unrealized       22,139       (87,960)     110,099
                                                                            ----------
Total Change In Deferred Tax                                                  (396,374)
                                                                            ==========

                                     CURRENT   DEFERRED    TOTAL
                                     -------   --------   --------
SSAP 3 Impact:

     SSAP 3 - General Items          (33,096)   (33,969)   (67,065)
     SSAP 3 - Unrealized Gain/Loss         -    (67,998)   (67,998)
                                     -------   --------   --------
     Total SSAP 3                    (33,096)  (101,967)  (135,063)
     SSAP 3 - Non-Admitted Impact          -    128,361    128,361
                                     -------   --------   --------
Total SSAP 3 Impact                  (33,096)    26,394     (6,702)
                                     =======   ========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2010, the Company recorded gross deferred tax assets before valuation allowance of $1,767,144 and established a valuation allowance of $633,968 and $131,367 relating to ordinary and capital deferred tax assets, respectively. This is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2010.

The Company's methodology for determining the realizability of gross deferred tax assets involved estimates of future taxable income from the Company's core insurance business. These estimates were projected through the life of the related deferred tax assets based on assumptions that the Company believes to be reasonable and consistent with current operating results. In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 4.5% to 8%.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning actions and the strategies, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These strategies include (i) converting tax-exempt investment income to taxable; (ii) investing available resources into higher yielding assets, and
(iii) redirecting some of Chartis' historically profitable foreign insurance business into the U.S. Commercial Pool.

In addition, the tax planning actions reflected in the Company's assessment of realizability included (i) reducing the Company's exposure to its volatile loss reserves on asbestos and excess workers' compensation through the Eaglestone transaction discussed at Note 13, and (ii) converting tax-exempt investment income to taxable investment income through the sale of tax-exempt securities to both third parties and affiliates and the reinvestment of the sale proceeds into taxable securities.

In weighing both the positive and negative evidence above, the Company considered the likelihood of realizability based on a "more likely than not" criteria and the Company has concluded that a valuation allowance of $633,968 and $131,367 relating to ordinary and capital deferred tax assets, respectively, should be established. As such, the Company has concluded that it is more likely than not that the adjusted gross deferred tax assets of $1,001,809 would be realized at December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

STATUTORY ADMISSIBILITY

Once the $1,001,809 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15% of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $782,765 of adjusted gross deferred tax assets were admitted as of December 31, 2010.

The Company does not have any unrecorded deferred tax liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

                                                2010                    2009                     2008
                                       ----------------------   ----------------------   ----------------------
Description                              AMOUNT    TAX EFFECT    AMOUNT     TAX EFFECT     AMOUNT    TAX EFFECT
-------------------------------------  ---------   ----------   ---------   ----------   ---------   ----------
Net income before federal
 income taxes and capital
 gains taxes                           $(749,113)  $ (262,190)  $ 184,874   $   64,706   $ 325,408   $  113,893
Book to tax adjustments:
     Tax Exempt Income                  (420,450)    (147,157)   (456,093)    (159,633)   (481,365)    (168,478)
     Intercompany Dividends                    -            -     (94,815)     (33,185)       (315)        (110)
     Dividend received deduction          (8,767)      (3,069)    (18,128)      (6,345)    (55,610)     (19,464)
     Subpart F Income, Gross-Up & FTC    (36,387)     (13,104)          -            -           -            -
     Meals And Entertainment                 567          199         862          302       1,412          494
     Stock Options And Other
     Compensation                          4,644        1,625           -            -           -            -
     Non-Deductible Penalties                  -            -           -            -         761          266
     Change In Non-Admitted Assets       162,087       56,731    (102,726)     (35,954)    120,143       42,050
     Change in tax position                    -       11,310           -       59,878           -       32,007
     Statutory valuation allowance       765,335      765,335          --            -           -            -
     Sale of divested entities                 -            -     (70,576)     (24,702)          -            -
     Return to Provision                       -       19,394           -       11,457           -            -
     Branch termination                        -            -           -            -      13,298        4,654
     Transfer pricing adjustments              -            -           -            -      11,949        4,182
     Other non-taxable income                  -            -           -        1,399      (7,179)      (2,513)
     Other                                     -       (5,297)     (4,392)      (2,195)          -       (2,318)
                                       ---------   ----------   ---------   ----------   ---------   ----------
         Total book to tax
          adjustments                    467,029      685,967    (745,868)    (188,978)   (396,906)    (109,230)
                                       ---------   ----------   ---------   ----------   ---------   ----------
Total Federal taxable income and tax   $(282,084)  $  423,777   $(560,994)  $ (124,272)  $ (71,498)  $    4,663
                                       =========   ==========   =========   ==========   =========   ==========

Federal Income Tax Incurred                          (141,920)                (122,307)                 235,238
Federal Income Tax On RCG                             169,323                   57,389                 (270,995)
Change in deferred tax                                396,374                  (59,354)                  40,420
                                                   ----------               ----------               ----------
Total Tax                                          $  423,777               $ (124,272)              $    4,663
                                                   ==========               ==========               ==========

As of December 31, 2010, the Company had $99,895 foreign tax credits carry forwards expiring by the year 2020 and $1,076,671 of net operating loss carry forwards expiring by the year 2029 that are available to offset against future taxable income. The Company had no unused capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2010 and 2009.

There is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2010, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the subgroup parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Under the current tax sharing agreement, the liabilities for uncertain tax positions, excluding interest and penalties, held by Chartis, Inc. relating to the Company are $148,442 and $143,696 at December 31, 2010 and 2009, respectively. Liabilities that arose in 2010 relating to tax return errors and omissions that are now held by the Company are $25,324. Tax benefits relating to tax return errors and omissions that pertain to the Company but are held by Chartis, Inc. pursuant to the previous tax sharing agreement are $78,774.

Interest and penalties related to uncertain tax positions are accrued by Chartis, Inc. At December 31, 2010 and 2009, the interest accrued by Chartis, Inc. relating to uncertain tax positions was $23,817 and $17,253, respectively.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2010

MAJOR TAX JURISDICTIONS                                         OPEN TAX YEARS
-------------------------------------                           ---------------
UNITED STATES                                                     2000 - 2009

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN

     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (AIG U.S. Plan), is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles
(SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2010           2009
---------------------------------   -----------    -----------
Fair value of plan assets           $ 3,424,553    $ 3,350,505
Less projected benefit obligation     3,574,840      3,366,515
                                    -----------    -----------
Funded status                       $  (150,287)   $   (16,010)
                                    ===========    ===========

The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

AS OF DECEMBER 31,                                   2010                 2009               2008
--------------------------------------------   -----------------   -------------       -----------------
     Discount rate                                   5.50%               6.00%               6.50%
     Rate of compensation increase (average)         4.00%               4.00%               4.25%
     Measurement date                          December 31, 2010   December 31, 2009   December 31, 2008
     Medical cost trend rate                          N/A                 N/A                 N/A

In 2010 and 2009, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $11,968 and $13,939 for 2010 and 2009, respectively.

Effective July 1, 2009 a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $0.3 per month.

The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. (HSB), 21st Century Insurance Group et al (PAG), A. I. Credit Corp. Life segment (AI Credit Life), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

The 2010 AIG U.S. Plan information reflects the impact of divestitures of A. I. Credit Corp P & C segment (AI Credit P&C), AIG Global Asset Management Holdings Corp. et al (Bridge), American Life Insurance Company et al (ALICO) and American General Finance et al (AGF) during 2010.

AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

     employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences (SSAP 11), as of December 31, 2010 and 2009 were $202,418 and $206,127, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $112 and $95 for the years ended December 31, 2010 and 2009, respectively.

     The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

     The 2010 postretirement medical plan information reflects the impact of divestiture of AI Credit P&C, Bridge, ALICO and AGF during 2010.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

     However, the Company is jointly and severally responsible with AIG and other members of AIG's controlled group for funding obligations for the AIG U.S. Plan, and ERISA plans sponsored by other members of AIG's controlled group. If the AIG U.S. Plan does not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation could seek payment of such amounts from the members of the AIG controlled group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of this occurring is remote. Accordingly, the Company has not established any liability for such contingencies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Pool's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2010 and 2009, AIG allocated $14,408 and $12,572, respectively, of these stock options and certain other deferred compensation programs to the Company.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2010 and 2009, AIG allocated $9,861 and $1,362, respectively, for expenses incurred under this plan to the Company.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $7,156 and $7,373 in 2010 and 2009, respectively.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2010 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2010 and 2009 represented by each item below is as follows:

                               2010            2009
                            -----------    -----------
Unrealized gains            $   220,760    $   441,772
Non-admitted asset values      (458,968)    (1,087,959)
Provision for reinsurance       (99,443)       (88,624)

     In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                2010         2009
----------------------------------------   ---------    ---------
Unrealized gains, current year             $ 220,760    $ 441,772
Unrealized gains, previous year              441,772      739,654
                                           ---------    ---------
Change in unrealized gains                  (221,012)    (297,882)
Change in tax on unrealized gains            110,099      202,913
Change in accounting principles SSAP 43R           -       (6,693)
Adjustments to beginning surplus (a)         (40,963)      (8,900)
Derivatives - change in foreign exchange      (4,250)           -
Amortization of goodwill                      (5,204)      (2,502)
                                           ---------    ---------
Change in unrealized, net of taxes         $(161,330)   $(113,064)
                                           =========    =========

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Change in non-admitted asset values                  2010             2009
-------------------------------------------     -------------    -------------
Non-admitted asset values, current year         $    (458,968)   $  (1,087,959)
Non-admitted asset values, previous year           (1,087,959)        (964,416)
                                                -------------    -------------
Change in non-admitted assets                         628,991         (123,543)
Change in SSAP 10R                                     11,994         (272,916)
Adjustments to beginning surplus                     (128,361)          77,692
Other surplus adjustments                                 613                -
                                                -------------    -------------
Change in non-admitted assets                   $     513,237    $    (318,767)
                                                =============    =============

B.    RISK-BASED CAPITAL REQUIREMENTS

      The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

      In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2010 reporting period.

C.    DIVIDEND RESTRICTIONS

      Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2010, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
      2010) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2010, the maximum dividend payment, which may be made without prior approval during 2011, is approximately $130,506.

      Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

      The Company paid $301,343 in dividends to Chartis U.S. Inc. in 2010, which included $0 of extraordinary dividends and paid no dividends during 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 11 - CONTINGENCIES

A.    LEGAL PROCEEDINGS

      The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

      Other legal proceedings include the following:

      AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

      The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

      After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

      As of April 22, 2011, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

      On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

      In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

      Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

      Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey action.

      On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG Parties' financial position.

      On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. Though the AIG entities have not yet been served with the complaint, the Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort. The AIG entities have demanded a copy of the complaint.

      Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the
      DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and
      (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

      Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

      On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

      On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

      On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

      On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

      On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

      On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. The $450,000 settlement amount along with the $146,500 in fines, penalties, and premium taxes discussed in the NAIC examination of workers' compensation premium reporting matter below may be funded in part from the $338,000 held in the Workers Compensation Fund. In the event that the proposed class action settlement is not approved, or that certain class members opt out of the settlement and continue to pursue their claims against the AIG parties, litigation would resume. The AIG parties have established a reserve equal to the amounts payable under the settlement.

      On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

      A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. Merits discovery on the plaintiffs' pending claims is proceeding. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

      In April 2007, the National Association of Insurance Commissioners (the
      NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

      On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
      (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement is reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

      AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

      After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

      The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

      The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

      The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

      The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

      On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

      On March 18, 2011, AIG and its subsidiaries named as defendants, and certain other insurer and broker defendants, agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. If the settlement is finalized and approved by the Court, and there is a minimum level of participation in the settlement fund by eligible class members, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. As of April 22, 2011, the AIG defendants had accrued a liability for their portion of the settlement.

      A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

      On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

      AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the
      Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

      On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

      On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

      AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

      Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

B.    LEASES

      As of December 31, 2010, all leases were transferred from the Company to National Union. The total lease expense was $0, $11,157 and $14,004 in 2010, 2009 and 2008, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Commercial Pool, based upon its stated pool percentage.

C.    OTHER CONTINGENCIES

      In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2010, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

      The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,607,811 as of December 31, 2010. Also, as of December 31, 2010, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                                            Licensed in
Name of life insurer                                            Location      Balances        New York
------------------------------------------------------------    ---------    ----------     -----------
American General Life Insurance Company                         Texas        $   75,169         Yes
United States Life Insurance Company in the City of New York    New York        882,500         Yes
American General Life Insurance Company of Delaware             Delaware        317,994          No
BMO Life Assurance Company                                      Canada          269,011          No

      As part of its private equity portfolio investment, as of December 31, 2010 the Company may be called upon for an additional capital investment of up to $388,468. The Company expects only a small portion of this portfolio will be called during 2011.

      As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2010, 2009 and 2008, policyholder dividends amounted to $0, $0 and $341, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2010 and 2009, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                                2010        2009
---------------------------------------------    ----------   ----------
Paid loss clearing                               $  318,312   $  301,435
Loss funds on deposit                                40,858       70,207
Other assets                                        127,464      104,219
Intangible asset - Canada                          (107,372)    (120,793)
Note receivable - reinsurance commutation            37,044       37,044
Allowance provision                                (245,740)    (265,629)
Guaranty funds receivable and on deposit             12,199       15,174
                                                 ----------   ----------

   TOTAL OTHER ADMITTED ASSETS                   $  182,765   $  141,657
                                                 ==========   ==========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2010 and 2009, the Company's liability for insolvency assessments amounted to $40,428 and $38,272, respectively, with related assets for premium tax credits of $12,183 and $15,174, respectively. Of the amount accrued, the Company expects to pay approximately $28,245 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $7,698 of premium tax offset credits and the associated liability in years two through five. The remaining $4,485 will be realized between years six and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2010 and 2009, the Company had established an allowance for doubtful accounts of $245,740 and $265,629, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2010, 2009 and 2008, the Company recorded $30,549, $25,860 and $48,507, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As of December 31, 2010 and 2009, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                       2010         2009
-----------------------------------------------------------------    ----------   ----------
Other liabilities, includes suspense accounts, expense
  account balances and certain accruals                              $   60,578    $  99,712
Accrued retrospective premiums                                           64,651       70,893
Deferred commission earnings                                              4,357        6,146
Servicing carrier liability                                               5,597        3,686
Retroactive reinsurance payable                                           1,258        1,733
Retroactive reinsurance reserves - assumed                                4,174        6,970
Retroactive reinsurance reserves - ceded                                 (2,077)      (2,028)
Loss clearing                                                             1,777          979
Remittances and items not allocated                                      28,426       41,968
Advance premiums                                                         11,102       12,185
Amounts withheld or retained by company for account of others            12,459        8,068
Policyholder funds on deposit                                             9,057       11,069
Liability for pension and severance pay                                  16,448       12,832
Accounts payable                                                         29,894       27,470
                                                                     ----------   ----------
   TOTAL OTHER LIABILITIES                                           $  247,701   $  301,683
                                                                     ==========   ==========

NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 29, 2011.

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S. Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 29, 2011.

On February 25, 2011, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital (TAC) falls below 425% of the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Company's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by the Company at the end of the first and third fiscal quarters, subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Company so that the Company's TAC is projected to be equal to 425% of its ACL RBC as of the second and fourth fiscal quarters. The current CMA supersedes and replaces a CMA that related to the Company's December 31, 2009 surplus position.

On March 11, 2011 a major earthquake occurred near the northeast coast of Honshu, Japan, triggering a tsunami in the Pacific Ocean. In the first quarter of 2011, the Chartis insurers recorded a catastrophe loss of $1,300,000 related to this event, which has been named the Tohoku Earthquake and Tsunami. The loss recorded in connection with this event is a preliminary estimate based on Chartis' current assessment of the coverage provided under its direct policies and the provisions of its reinsurance coverage.

On March 28, 2011 the Company purchased structured securities from AIG for $587,571, the fair value of the assets as of the acquisition date, in an arms' length transaction. The investments purchased were asset-backed securities, primarily residential mortgage-backed securities and collateralized debt obligations.

Asbestos Loss Portfolio Transfer

On March 31, 2011, certain Chartis U.S. and non-U.S. insurers (Chartis Reinsureds), including the Commercial Pool participants, entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone Reinsurance Company (Eaglestone). Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transfer all of their net U.S. asbestos liabilities to Eaglestone, a newly reorganized non-pool affiliate and wholly owned subsidiary of Chartis U.S, Inc. The Chartis Reinsureds will make a payment of $2,679,000 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone will provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The Commercial Pool participants' shares of the net ceded reserves (and payment) to Eaglestone are presented below. The Asbestos Reinsurance LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Asbestos Reinsurance LPT as prospective reinsurance and to record the Asbestos Reinsurance LPT in their respective first quarter 2011 financial statements.

On April 19, 2011, the Chartis Reinsureds, Eaglestone and National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway, Inc., entered into a Master Transaction Agreement pursuant to which, at closing, Eaglestone and NICO will enter into a loss portfolio transfer retrocession agreement (Asbestos Retrocession LPT), with an inception date of January 1, 2011. Pursuant to the Asbestos Retrocession LPT, Eaglestone will transfer $1,870,000 of the net U.S. asbestos liabilities it assumed from the Chartis Reinsureds to NICO. Eaglestone will make a payment of $1,650,000 to NICO and NICO will provide coverage up to an aggregate limit of $3,500,000 and also assume responsibility for claims handling and collection of (and collectability risk on) the Chartis Reinsureds' third-party reinsurance related to the asbestos exposures it is assuming from Eaglestone. The closing of the transaction contemplated by the Master Transaction Agreement is subject to the receipt of required regulatory approvals and other closing conditions, and is expected to occur in the second quarter of 2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Commercial Pool participants entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,000 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. The Commercial Pool participants will establish an initial funds withheld liability in the aggregate of $2,720,000 to Eaglestone and Eaglestone will provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. The Commercial Pool participants will credit interest of 4.25 percent per annum on the funds withheld balance. The Commercial Pool participants' shares of the net ceded reserves (and initial funds withheld liability) to Eaglestone are presented below. The Excess Workers' Compensation LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Excess Workers' Compensation Reinsurance LPT as prospective reinsurance and to record the Excess Workers' Compensation Reinsurance LPT in their respective first quarter 2011 financial statements.

                                   ASBESTOS LOSS    EXCESS WORKERS'
COMPANY                              TRANSFER        COMPENSATION          TOTAL
------------------------------     -------------    ---------------    ------------
National Union                     $     814,000    $     1,034,000    $  1,848,000
American Home                            772,000            979,000       1,751,000
C&I                                      236,000            299,000         535,000
Chartis PC                               107,000            136,000         243,000
New Hampshire                            107,000            136,000         243,000
ISOP                                     107,000            136,000         243,000
Chartis Casualty                               -                  -               -
Granite State                                  -                  -               -
Illinois National                              -                  -               -
                                   -------------    ---------------    ------------
                                   $   2,143,000    $     2,720,000    $  4,863,000
                                   =============    ===============    ============

Funding of Eaglestone Capitalization

On March 31, 2011, the Company, National Union, and New Hampshire (Funding Participants) approved the funding of $1,700,000 as part of a plan to capitalize Eaglestone. The Funding Participants will treat the distribution to their immediate parent (Chartis U.S., Inc.) as a return of capital. National Union and New Hampshire have received regulatory approvals for the return of capital, but have not yet paid their distributions of $510,000 and $170,000, respectively. The Company has not yet received regulatory approval and has not yet paid its planned distribution of $1,020,000. The Funding Participants expect to settle the distributions in the second quarter of 2011.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1)  Distribution Agreement between American General Life
          Insurance Company and American General Equity Services
          Corporation, effective October 1, 2002. (10)

     (2)  Form of Selling Group Agreement. (2)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1)  Specimen form of EquiBuilder II Flexible Premium Life
          Insurance Policy (Policy Form No. T1735) (1)

     (2)  Specimen form of Accidental Death Benefit Rider. (1)

     (3)  Specimen form of Term Insurance Rider. (1)

     (4)  Specimen form of Children's Term Insurance Rider. (1)

     (5)  Specimen form of Disability Rider - Waiver of Monthly
          Deductions. (1)

     (6)  Specimen form of Endorsement to EquiBuilder II Flexible
          Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

     (7)  Assumption Certificate. (2)

(e)  Applications.

     (1)  Specimen form of Application for EquiBuilder II Policy. (3)

     (2)  Specimen form of Supplemental Application. (4)

     (3)   Form of Telephone Authorization Form, Form No. AGLC 100255
           Rev0103. (2)

     (4) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (18)

     (5) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (13)

     (6) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553. (2)

     (7)   Form of Cash Disbursement Request Form, Form No. AGLC0109
           Rev0904. (17)

     (8)   Form of Assignment Form, Form No. AGLC0205 Rev0904. (17)

     (9)   Form of Electronic Funds Authorization Form, Form No.
           AGLC0220 Rev0904. (17)

     (10)  Form of Name and Address Change Form, Form No. AGLC0222
           Rev0904. (17)

     (11)  Form of Change of Ownership Form, Form No. AGLC0013
           Rev0705. (17)

     (12)  Form of Cash Surrender Request Form, Form No. AGLC0112
           Rev0403. (17)

     (13)  Form of Change of Beneficiary Form, Form No. AGLC0108
           Rev0904. (17)

     (14)  Specimen form of Limited Temporary Life Insurance
           Application, Form No. AGLC101431-2005. (18)

     (15)  Form of Reinstatement or Reduction of Premium Rate
           Application for Life Insurance Form, Form No. AGLC
           100440-2002. (17)

     (16) Form of In-Force Change Application Form, Form No. AGLC 100386-2002. (17)

     (17)  Form of Service Request Form, Form No. AGLC0107 0904. (17)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31,
           1991. (5)

     (2)   Amendment to the Amended and Restated Articles of
           Incorporation of American General Life Insurance Company, effective July 13, 1995. (6)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (15)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America.
             (21)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company.
             (21)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (21)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc.
             (21)

(h)  Participation Agreements.

     (1)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company.
             (22)

     (2)(a)  Form of Participation Agreement among MFS Variable
             Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (8)

     (2)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (7)

     (2)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (2)

     (2)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (21)

     (3)(a)  Form of Amended and Restated Service Contract by and
             between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006.
             (20)

     (4)(a)  Form of Service Agreement by and between Fidelity
             Investment Institutional Operations Company, Inc. and American General Life Insurance Company. (7)

     (4)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (20)

     (5)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance
             Company. (21)

     (6)(a)  Form of SEC Rule 22c-2 Information Sharing Agreement
             between MFS and American General Life Insurance Company.
             (21)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (12)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (12)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated
             September 23, 1975. (12)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (12)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (12)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (12)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (14)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance
             Company. (15)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (19)

     (3) Unconditional Form of Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (23)

(k)  Legal Opinions.

     (1)     Opinion and Consent of Lauren W. Jones, Esq., Deputy
             General Counsel of American General Life Companies, LLC.
             (11)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (16)

(l)  Actuarial Opinions.

     (1) Opinion of Robert M. Beuerlein, Senior Vice President - Actuarial/Financial. (9)

     (2) Opinion and Consent of American General Life Insurance Company's actuary. (11)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for
          EquiBuilder II and III Policies Pursuant to Rule
          6e-3(T)(b)(12)(iii) under the Investment Company Act of
          1940 as of May 2, 2011. (Filed herewith)

(r)  Powers of Attorney.

     (1)  Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.
          (24)
--------
(1) Incorporated by reference of Post-Effective Amendment No.12 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(5) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(6) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 28, 2000.

(10)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(11)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(12)Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(13)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(14)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(15)Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(16)Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

(17)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(18)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(19)Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(20)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(21)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(22)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(23)Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(24)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

 NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS    AMERICAN GENERAL LIFE INSURANCE COMPANY
 ------------------   -------------------------------------------------

Mary Jane B. Fortin   Director, Chairman, President and Chief Executive
2929 Allen Parkway    Officer
Houston, TX 77019

Robert M. Beuerlein   Director, Senior Vice President and Chief and
2727-A Allen Parkway  Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson    Director, Executive Vice President, Chief Service
2727-A Allen Parkway  and Information Officer
Houston, TX 77019

Don W. Cummings       Director, Senior Vice President and Chief
2929 Allen Parkway    Financial Officer
Houston, TX 77019

   NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS      AMERICAN GENERAL LIFE INSURANCE COMPANY
   ------------------     -------------------------------------------------

Kyle L. Jennings          Director, Executive Vice President, General
2929 Allen Parkway        Counsel and Secretary
Houston, TX 77019

Ronald J. Harris          President-Matrix Direct
9640 Granite Ridge Drive
San Diego, CA 92123

Steven D. Anderson        Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden             Senior Vice President-Strategic Marketing and
2929 Allen Parkway        Business Development
Houston, TX 77019

Wayne A. Barnard          Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield      Senior Vice President
3600 Route 66
Neptune, NJ 07753

Donna Fahey               Senior Vice President
3600 Route 66
Neptune, NJ 07753

Brad J. Gabel             Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

John Gatesman             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.    Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

 NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
   BUSINESS ADDRESS    AMERICAN GENERAL LIFE INSURANCE COMPANY
  ------------------   -------------------------------------------------

Stephen Kennedy        Senior Vice President
2727-A Allen Parkway
Houston, TX 77017

Frank A. Kophamel      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Barry Pelletteri       Senior Vice President
3600 Route 66
Neptune, NJ 07753

John W. Penko          Senior Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Rodney E. Rishel       Senior Vice President
2929 Allen Parkway
Houston, TX 77019

 NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
   BUSINESS ADDRESS    AMERICAN GENERAL LIFE INSURANCE COMPANY
  ------------------   -------------------------------------------------

Dale W. Sachtleben     Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Chris N. Aiken         Vice President
2727-A Allen Parkway
Houston, TX 77019

Chris Ayers            Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon        Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel         Vice President
2929 Allen Parkway
Houston, TX 77019

Robert Beauchamp       Vice President
2929 Allen Parkway
Houston, TX 77019

Michael B. Boesen      Vice President
2929 Allen Parkway
Houston, TX 77019

Laura J. Borowski      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David R. Brady         Vice President
599 Lexington Avenue
New York, NY 10022

Dan Chamberlain        Vice President
2727-A Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS      AMERICAN GENERAL LIFE INSURANCE COMPANY
    ------------------     -------------------------------------------------

Mark E. Childs             Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi           Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence C. Cox            Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan         Vice President
2929 Allen Parkway
Houston, TX 77019

Jay Drucker                Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi        Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Royce Fithen               Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Frederick J. Garland, Jr.  Vice President
2929 Allen Parkway
Houston, TX 77019

Liza Glass                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace               Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette        Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH DEPOSITOR
    BUSINESS ADDRESS      AMERICAN GENERAL LIFE INSURANCE COMPANY
   ------------------     -------------------------------------------------

Lori S. Guadagno          Vice President
599 Lexington Avenue
New York, NY 10022

Daniel J. Gutenberger     Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Roger E. Hahn             Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer            Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington       Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael S. Harrison       Vice President
2929 Allen Parkway
Houston, TX 77019

William P. Hayes          Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Tim Heslin                Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig            Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard         Vice President
2727-A Allen Parkway
Houston, TX 77019

 NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS    AMERICAN GENERAL LIFE INSURANCE COMPANY
 ------------------   -------------------------------------------------

Donald E. Huffner     Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

S. Caitlin Irby       Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby        Vice President
2929 Allen Parkway
Houston, TX 77019

Sharla A. Jackson     Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley E. Jarvis      Vice President
3600 Route 66
Neptune, NJ 07753

Debra H. Kile         Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Michael J. Krugel     Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Melvin C. McFall      Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew      Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett  Vice President
2727-A Allen Parkway
Houston, TX 77019

W. Larry Mask         Vice President, Real Estate Investment Officer
2929 Allen Parkway    and Assistant Secretary
Houston, TX 77019

 NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS    AMERICAN GENERAL LIFE INSURANCE COMPANY
 ------------------   -------------------------------------------------

Beverly A. Meyer      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael    Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy     Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David W. Napoli       Vice President
2929 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson    Vice President
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.  Vice President, Real Estate Investment Officer
2929 Allen Parkway    and Assistant Secretary
Houston, TX 77019

Cathy A. Percival     Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Carin M. Phelan       Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

John R. Rafferty      Vice President
2929 Allen Parkway
Houston, TX 77019

Terri Robbins         Vice President
175 Water Street
New York, NY 10038

 NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
   BUSINESS ADDRESS    AMERICAN GENERAL LIFE INSURANCE COMPANY
  ------------------   -------------------------------------------------

Debbie Runge           Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

Carly Sanchez          Vice President and Chief Diversity Officer
2727-A Allen Parkway
Houston, TX 77019

Michael C. Sibley      Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires         Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart        Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton    Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba      Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss     Vice President
2727-A Allen Parkway
Houston, TX 77019

Cynthia P. Wieties     Vice President
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones        Chief Counsel-Business Lines and Assistant
2929 Allen Parkway     Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001283, filed
February 24, 2011. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) Management.

NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS    AMERICAN GENERAL EQUITY SERVICES CORPORATION
 ------------------  -------------------------------------------------

Mary Jane B. Fortin Director and Chairman of the Board of Directors 2929 Allen Parkway
Houston, TX 77019

  NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
  ------------------    -------------------------------------------------

Erik A. Baden           Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman           Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings        Executive Vice President, General Counsel and
2929 Allen Parkway      Secretary
Houston, TX 77019

Larry Blews             Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.  Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires          Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones         Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Rhonda Washington       Treasurer, Controller
2727-A Allen Parkway
Houston, TX 77019

John D. Fleming         Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

 NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
  BUSINESS ADDRESS    AMERICAN GENERAL EQUITY SERVICES CORPORATION
 ------------------   -------------------------------------------------

Barbara J. Moore      Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Becky Strom           Chief Privacy Officer & Anti-Money Laundering
2727-A Allen Parkway  Officer
Houston, TX 77019

(c) Compensation From the Registrant.

                                                                 COMPENSATION ON
                                              NET UNDERWRITING EVENTS OCCASIONING
NAME OF PRINCIPAL                              DISCOUNTS AND   THE DEDUCTION OF A   BROKERAGE     OTHER
UNDERWRITER                                     COMMISSIONS    DEFERRED SALES LOAD COMMISSIONS COMPENSATION
-----------------                             ---------------- ------------------- ----------- ------------
American General Equity Services Corporation         0                  0               0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Edward F. Bacon, Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2011.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VUL-2
                                        (Registrant)

                                   BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                   BY:  DON W. CUMMINGS
                                        ----------------------------------------
                                        DON W. CUMMINGS
                                        SENIOR VICE PRESIDENT
                                        AND CHIEF FINANCIAL OFFICER

                                    AGL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

SIGNATURE            TITLE                                    DATE
---------            -----                                    ----

MARY JANE B. FORTIN  Director, Chairman, President            April 29, 2011
-------------------- and Chief Executive Officer
MARY JANE B. FORTIN

DON W. CUMMINGS      Director, Senior Vice President and      April 29, 2011
-------------------- Chief Financial Officer
DON W. CUMMINGS

ROBERT M. BEUERLEIN  Director                                 April 29, 2011
--------------------
ROBERT M. BEUERLEIN

JEFFREY H. CARLSON   Director                                 April 29, 2011
--------------------
JEFFREY H. CARLSON

KYLE L. JENNINGS     Director                                 April 29, 2011
--------------------
KYLE L. JENNINGS

                                    AGL - 2

                                                                     333-102300
                                                                      811-06366


                                  SIGNATURES


   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2011.




                                  AMERICAN HOME ASSURANCE COMPANY




                             BY:  SEAN T. LEONARD
                                  ---------------
                                  SEAN T. LEONARD
                                  CHIEF FINANCIAL OFFICER AND
                                    SENIOR VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                          Date
---------                   -----                          ----

*PETER D. HANCOCK           Chairman and Director          April 29, 2011
-----------------
PETER D. HANCOCK


*JOHN Q. DOYLE              Director, President and        April 29, 2011
--------------              Chief Executive Officer
 JOHN Q. DOYLE


*ROBERT S. SCHIMEK          Director                       April 29, 2011
------------------
 ROBERT S. SCHIMEK


*JAMES BRACKEN              Director                       April 29, 2011
---------------
JAMES BRACKEN


*PETER J. EASTWOOD          Director                       April 29, 2011
------------------
PETER J. EASTWOOD


*DAVID NEIL FIELDS          Director                       April 29, 2011
------------------
 DAVID NEIL FIELDS


*DAVID L. HERZOG            Director                       April 29, 2011
----------------
 DAVID L. HERZOG


*LOUIS P. IGLESIAS          Director                       April 29, 2011
------------------
LOUIS P. IGLESIAS


*MONIKA MARIA MACHON        Director                       April 29, 2011
--------------------
MONIKA MARIA MACHON


*KRISTIAN P. MOOR           Director                       April 29, 2011
-----------------
 KRISTIAN P. MOOR


*RALPH W. MUCERINO          Director                       April 29, 2011
------------------
 RALPH W. MUCERINO


*SID SANKARAN               Director                       April 29, 2011
-------------
SID SANKARAN


*CHRISTOPHER L. SPARRO      Director                       April 29, 2011
----------------------
CHRISTOPHER L. SPARRO


*NICHOLAS CHARLES WALSH     Director                       April 29, 2011
-----------------------
NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS        Director                       April 29, 2011
--------------------
MARK TIMOTHY WILLIS

* BY:  SEAN T. LEONARD
       ---------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit (r) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS


(n)(1) Consent of Independent Registered Public Accounting Firm,
       PricewaterhouseCoopers LLP.

(q)(1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2011.

                                      E-1